As filed with the Securities and Exchange Commission on April 8, 2022
Registration No. 333-222196
811-07798

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

Form N-6
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 12	☒
and
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 179	☒

NYLIAC VARIABLE UNIVERSAL LIFE
SEPARATE ACCOUNT-I
(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND
ANNUITY CORPORATION
(Name of Depositor)
51 Madison Avenue,
New York, New York 10010
(Address of Depositor’s Principal Executive Office)
Depositor’s Telephone Number: (212) 576-7000
Mary E. Najem, Esq.
New York Life Insurance and Annuity Corporation
51 Madison Avenue
New York, NY 10010
(Name and Address of Agent for Service)

Copy to:
Dodie Kent, Esq. Eversheds Sutherland LLP 1275 Pennsylvania Avenue, NW Washington, DC 20004-2415	Michael McDonnell, Esq. Senior Vice President, Deputy General Counsel and Chief Insurance Counsel New York Life Insurance Company 51 Madison Avenue New York, NY 10010

Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2022 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new date for a previously filed post-effective amendment.

New York Life Insurance and Annuity Corporation
New York Life Variable Universal Life Accumulator II
Prospectus—May 1, 2022
A flexible premium variable universal life insurance contract offered to individuals under NYLIAC Variable Universal Life Separate Account-I
Please use one of the following addresses for service requests:
Regular Mail	Express Mail
NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010
or call our toll-free number: 1-800-598-2019
For submitting death claim forms only, you may also use:
Regular Mail	Express Mail
New York Life P.O. Box 130539 Dallas, TX 75313-0539	New York Life 4849 Greenville Ave, Ste 700 Dallas, TX 75206
Premium payments and loan repayments should be sent to us at:
Regular Mail	Express Mail
NYLIAC 75 Remittance Drive, Suite 3021 Chicago, IL 60675-3021	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654
This prospectus describes the Variable Universal Life Accumulator II policy, an individual, flexible premium variable universal life insurance policy issued by New York Life Insurance and Annuity Corporation (“NYLIAC”). In this prospectus, the words “we,” “our” or “us” refer to NYLIAC and the words “you” or “your” refer to the policyowner. The New York Life Variable Universal Life Accumulator II policy insures one person and pays a benefit upon that person’s death. There are two series of policies. Series 1 Policies were offered for sale prior to August 28, 2021 in most jurisdictions and prior to November 20, 2021 in New York and California. Series 2 Policies are offered for sale commencing on or after August 28, 2021 and November 20, 2021, in the respective jurisdictions. Unless otherwise indicated, all information in this prospectus applies to both Series of policies.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved of this security or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.
This life insurance policy is not considered an offering in any jurisdiction where such offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them, or in any supplemental sales material we authorize. Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Free Look. If you are a new purchaser of a policy, you may cancel your policy within 20 days of receiving it without paying fees or penalties. In some states, this “Free Look” or cancellation period may be longer. If you cancel your policy, you will receive either a full refund of the amount you paid with your application or your policy’s Cash Value, plus any Premium Expense Charge and Monthly Deduction Charges, minus loans and accrued loan interest. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The New York Life Variable Universal Life Accumulator II Prospectus and Statement of Additional Information are available at https://dfinview.com/NewYorkLife/TAHD/accumulatorii.

i

ii

iii

Definitions

1933 Act:The Securities Act of 1933, as amended.
1940 Act:The Investment Company Act of 1940, as amended.
AAR:Automatic Asset Rebalancing.
Asset Allocation Model:A model portfolio comprised of Investment Divisions of the Separate Account. The Asset Allocation Models are no longer available for new investments. Beginning May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another Model. If your Cash Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your premium payments to such Model. If, however, you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that Asset Allocation Model or switch to a new Model. The Asset Allocation Models were designed by QS Investors, LLC and are based primarily on investment risk.
Available Cash Value:The Cash Value less any unpaid loans and accrued loan interest. Any Monthly Deduction Charges in excess of this amount will be deferred under the No Lapse Guarantee or waived under the Intermediate No Lapse Guarantee Rider. See “Termination and Reinstatement—No Lapse Guarantee” and “Description of the Policy—Additional Benefits Through Riders and Options—Intermediate No-Lapse Guarantee (INLG) Rider” for more information.
Business Day:Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).
Cash Surrender Value:The Cash Value, minus any surrender charges that may apply, minus any outstanding loans and accrued loan interest. This is the amount we will pay you if you surrender your policy. See “Surrenders” for more information.
Cash Value:The total value of your policy’s accumulation units in the Separate Account Value, plus any amount in the Fixed Account, DCA Plus Account, DCA Extension Account and the Loan Account.
Cash Value Accumulation Test (“CVAT”):An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.
Dollar-Cost Averaging (“DCA”) Accounts:The DCA Plus Account and the DCA Extension Account. The DCA Accounts are supported by the assets in NYLIAC’s General Account. Although the DCA Accounts are considered Fixed Investment Options, they are not part of the Fixed Account.
Dollar-Cost Averaging Extension (“DCA Extension”) Account:The dollar-cost averaging account used specifically for the DCA Extension Program. The amount in the DCA Extension Account earns interest at a rate which we declare periodically, but which will never be less than the Guaranteed Minimum Interest Rate. Interest accrues and is credited daily.
Dollar-Cost Averaging Plus (“DCA Plus”) Account:The 12-month dollar-cost averaging account used specifically for the DCA Plus Program. The amount in the DCA Plus Account earns interest at a rate which we declare periodically, but which will never be less than the Guaranteed Minimum Interest Rate. Interest accrues and is credited daily.
Eligible Portfolios (“Portfolios”):The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.
Face Amount:The dollar amount of life insurance under the policy as selected by the policyowner. It equals the initial face amount shown on the Policy Specifications Page, plus or minus any changes to the initial face amount.
FINRA:The Financial Industry Regulatory Authority, Inc.
Fixed Account:An account we credit with a fixed interest rate that we declare periodically in advance, in our sole discretion. This rate can change, but will never be less than the Guaranteed Minimum Interest Rate. The Fixed Account is supported by assets in NYLIAC’s General Account. The amount in the Fixed Account earns interest which accrues and is credited on a daily basis.

Fixed Investment Options:The Fixed Investment Options consist of the Fixed Account, the DCA Plus Account and the DCA Extension Account. Fixed Investment Options are part of NYLIAC’s General Account.
Flat Extra: An additional charge that may be assessed and added to the Monthly Cost of Insurance Charge to cover an additional risk on the Insured. If applicable, the amount and duration of any Flat Extra will be displayed under the Table of Guaranteed Maximum Monthly Cost of Insurance Rates shown on your Policy Specifications Pages.
Fund:An open-end management investment company.
General Account:An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. These assets are subject to the claims of our general creditors. We allocate any Net Premium payments you make prior to the Initial Premium Transfer Date to this account.
GMAB Allocation Alternatives:The Investment Options currently available with the GMAB Rider as listed in “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider—Rider Eligibility and Investment Restrictions.”
GMAB Investment Divisions:The Investment Divisions currently available as GMAB Allocation Alternatives.
Good Order:A request or transaction is in Good Order if it complies with our administrative procedures, and the required information is complete and correct. This means the actual receipt by us of your request and any instructions related to the request in writing (or, if permitted, by telephone or electronic means), along with all forms, and any other information or documentation necessary to complete the transaction. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order. We may reject or delay a request or transaction if the information needed is not in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.
Guaranteed Minimum Interest Rate (“GMIR”):The guaranteed minimum interest crediting rate, which will never be less than 2% per annum.
Guarantee Period:The period of time during which the No Lapse Guarantee is in effect. This period of time varies depending on the issue age of the insured. Please see “Termination and Reinstatement—No-Lapse Guarantees” for more information.
Guideline Premium Test (“GPT”):An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.
Initial Premium Transfer Date:The date on which initial Net Premiums and any accumulated interest is transferred from the General Account to the Investment Divisions, the Fixed Account, and/or the DCA Plus Account. The Initial Premium Transfer Date is generally the later of the Issue Date and the date we receive the full initial premium payment in Good Order.
INLG Premium Test:A test we perform every month to determine if you have made enough cumulative premium payments to keep the INLG Rider in effect. For further details on the Test, see the section on “Termination and Reinstatement—No Lapse Guarantees—Rider Based No Lapse Guarantee.”
INLG Required Premium:An amount equal to, on any Monthly Deduction Day, the cumulative sum of all Monthly INLG Premiums from the Policy Date up to that Monthly Deduction Day (except for periods when the rider has been placed on an inactive status).
Investment Division:A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.
Investment Options:Policy investment options that consist of the Investment Divisions, the Fixed Account, the DCA Plus Account and the DCA Extension Account.
IRC:Internal Revenue Code of 1986, as amended.
IRS:The Internal Revenue Service.
Issue Date:The date we issue the policy as specified on the Policy Specifications Page.

Life Insurance Benefit:The benefit calculated under the Life Insurance Benefit Option you have chosen.
Life Insurance Proceeds:The benefit we will pay to your beneficiary when we receive proof that the insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest).
Loan Account:The Loan Account reflects that part of your Cash Value that has been transferred from the Investment Options as collateral for policy loans.
Maximum Persistency Credit Percentage:The maximum percentage we will apply to your Cash Value on an annual basis if a persistency credit is paid. If paid, the actual percentage paid may be lower than the Maximum Persistency Credit Percentage.
Modified Endowment Contract (“MEC”):A modified endowment contract, which is a type of life insurance contract defined in Section 7702A of the Internal Revenue Code. For a description of MECs and the tax consequences of MEC status, please see “Federal Income Tax Considerations—Modified Endowment Contract Status” below.
Monthly Contract Charge: A monthly charge that is deducted from the Cash Value of your Policy for the costs of providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.
Monthly Cost of Insurance Charge: A monthly charge that is deducted from the Cash Value of your Policy for the costs of providing a Life Insurance Benefit.
Monthly Deduction Charges:The Monthly Contract Charge, the Monthly Cost of Insurance Charge, the Monthly Mortality and Expense Risk Charge, the Monthly Per Thousand of Face Amount Charge, and any applicable monthly rider charges deducted from your policy’s Cash Value.
Monthly Deduction Day:The date that we deduct the Monthly Deduction Charges from your policy’s Cash Value. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the later of the Issue Date and the date we receive the full initial premium payment in Good Order. If a Monthly Deduction Day falls on a day that is not a Business Day, the Monthly Deduction Charges will be deducted on the following Business Day.
Monthly INLG Premium (“MIP”):An amount listed on the Data Page for the INLG Rider. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis as long as you pay a sufficient amount to pass the INLG Premium Test. The Monthly INLG Premium is recalculated based on any change in coverage, such as a Face Amount increase or decrease made under the policy (including those arising from a partial surrender) and any applicable riders, adding or deleting a rider, and/or a change in class of risk.
Monthly Mortality and Expense Risk Charge:A monthly charge that is assessed to cover the risk that the group of lives that we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have anticipated (expense risk).
Monthly Per Thousand of Face Amount Charge: A monthly charge that is based on the Insured’s class of risk, gender, Issue Age, Policy duration and Face Amount.
Net Amount at Risk:As of any Monthly Deduction Day, the difference between (i) the Life Insurance Benefit divided by 1.0032737, and (ii) the policy’s Cash Value. See “Deductions from Cash Value—Monthly Cost of Insurance Charge" for more information.
Net Premium:The balance of a premium payment after the Premium Expense Charge has been deducted.
No Lapse Guarantee Minimum Monthly Premium:An amount listed on the Policy Specifications Page. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis, as long as you pay a sufficient amount to pass the NLG test. The No Lapse Guarantee Minimum Monthly Premium is recalculated based on any change in coverage, such as a Face Amount Increase or Decrease made under the policy and applicable riders, adding or deleting a rider, and/or a change in class of risk.
No Lapse Guarantee Required Premium:An amount equal to, on any Monthly Deduction Day, the cumulative sum of all No Lapse Guarantee Minimum Monthly Premiums from the Policy Date up to that Monthly Deduction Day.
Non-Qualified Policy:A variable universal life insurance policy that is not a Qualified Policy.

NYLIAC:New York Life Insurance and Annuity Corporation.
NYLIC:New York Life Insurance Company.
NYLIFE Distributors:NYLIFE Distributors, LLC.
NYLIFE Securities:NYLIFE Securities, LLC.
Policy or Accumulator II Policy:Your Accumulator II variable universal life policy which is either a Series 1 Policy or a Series 2 Policy.
Policy Specifications Page:The policy pages that provide information regarding your policy, such as policy Face Amount, premiums due and policy charges.  May also be referred to as “Policy Data Pages” in riders or endorsements attached to your policy.
Policy Date:The date we use as the starting point for determining Policy Years and Monthly Deduction Days. You can find your Policy Date on the Policy Specifications Page.
Policy Year:The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.
Qualified Plan:An employee benefit plan that is intended to qualify for special federal income tax treatment under Section 401(a) of the IRC.
Qualified Policy:A variable universal life insurance policy owned by a Qualified Plan.
Sales Standards: The criteria used to evaluate whether a recommended transaction, relating to your policy, complies with applicable standards of conduct.
SEC:The Securities and Exchange Commission.
Separate Account:NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions. The Separate Account is divided into subaccounts that correspond to the Investment Divisions.
Separate Account Value:An amount equal to the Cash Value allocated to the Separate Account.
Series 1 Policy(ies):A Policy that NYLIAC offered for sale prior to August 28, 2021 in most jurisdictions and prior to November 20, 2021 in New York and California.
Series 2 Policy(ies):A Policy for which NYLIAC began accepting applications and premium payments beginning on August 28, 2021 in most jurisdictions and on November 20, 2021 in New York and California.
Surrender Charge Period:The period of time during which we will assess a surrender charge. This period of time varies depending on the issue age of the insured. See “Transaction Charges—Surrender Charges” for more information.
Surrender Charge Premium:The amount we use to calculate surrender charges, as set forth on the Policy Specifications Page.
VPSC:The Variable Products Service Center. You may contact the VPSC toll-free by calling 1-800-598-2019, or by sending correspondence to the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). See “Management and Organization—How to Reach Us for Policy Services” for more information.
http://www.newyorklife.com: Through www.newyorklife.com, you can get up-to-date information about your policy. See “Management and Organization—How to Reach Us for Policy Services” for more information.

Important Information You Should Consider About the Policy

Fees and Expenses
Please refer to your Policy Specifications Page for information about the guaranteed maximum fees you will pay each year based on the options you have selected.
Charges for Early Withdrawals
If you fully surrender or withdraw money from your policy within a maximum of 10 years following your purchase of the policy, you may be assessed a maximum surrender charge equal to the lesser of (a) or (b) where (a) equals 50% of the total premiums paid under the Policy and (b) equals a percentage of the Surrender
Charge Premium.
For example, if you were to withdraw $100,000 during the first 10 years after your policy purchase (and your total premiums paid were $100,000), then you could be assessed a charge of up to $50,000 on the amount withdrawn.
For more detailed information, see Table of Fees and Expenses; Charges Associated
with the Policy.

Transaction Charges
In addition to surrender charges, you may be charged for other transactions. These include Premium Expense Charges (deducted from each premium payment), and charges if you cancel the Guaranteed Minimum Accumulation Benefit (GMAB) Rider
or exercise the Insurance Exchange Rider, the Living Benefits Rider, or the Overloan
Protection Rider.
We reserve the right to impose partial surrender fees, transfer charges (when you transfer Cash Value between Investment Options), and a returned payment (bad check) fee, but we currently do not impose these charges.
For more detailed information, see Table of Fees and Expenses; Charges Associated
with the Policy – Deductions From Premium Payments; Charges Associated with the
Policy – Transaction Charges.

Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses. Some of these charges, such as the
Monthly Cost of Insurance Charge, the Monthly Per Thousand of Face Amount
Charge,Flat Extra charges, and certain rider charges (for optional benefits), are set based on individual characteristics of the insured (e.g., age, sex, and rating classification). Other ongoing charges include the Monthly Contract Charge, the
Monthly Mortality and Expense Risk Charge, loan interest and certain rider charges. Some of these charges differ between Series 1 and Series 2 Policies.
Please refer to your Policy Specifications Page for rates and the specific fees applicable to your policy.
Investors will also bear expenses associated with the Eligible Portfolios(portfolio companies), as shown in the following table, which shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2021 and which may change from year to year.

Fees and Expenses
Portfolios’ Annual Operating Expenses (expenses that are deducted from Portfolio assets)
Annual Fee	Minimum	Maximum
Investment Options (Eligible Portfolio fees and expenses)	0.14%	1.35%

For more detailed information, see Table of Fees and Expenses; Charges Associated
with the Policy; and Appendix: Eligible Portfolios Available Under the Policy for our list of available Eligible Portfolios, the current expenses for these Portfolios, and the
Average Annual Total Returns.

Risks

Risk of Loss
You can lose money by investing in this policy, including loss of your premiums
(principal).
For more detailed information, see Summary of Principal Risks of Investing in the
Policy; Management and Organization – About the Separate Account.

Not a Short-Term Investment
This policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
The policy is designed to provide a Life Insurance Benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications in the early years of the policy make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the policy may limit your ability to withdraw a portion of the Cash Value through partial surrenders or loans.
For more detailed information, see Summary of Principal Risks of Investing in the
Policy; Loans; and Surrenders–Partial Surrenders–Amount Available for a Partial
Surrender.

Risks Associated with Investment Options
•An investment in this policy is subject to the risk of poor investment performance of the Eligible Portfolios (portfolio companies) you choose, and the value of an investment can vary depending on the performance of the Eligible Portfolios.
•Each investment option (the Eligible Portfolios and the Fixed Account) has its own
unique risks. The performance of the Eligible Portfolios will vary, and some are riskier than others.
•A discussion of the risks of allocating your premiums or Cash Value to one or more
Eligible Portfolios can be found in the prospectuses for the Eligible Portfolios, which are available at https://dfinview.com/NewYorkLife/TAHD/accumulatorii. You should review the prospectuses for the Eligible Portfolios before making an investment decision.
For more detailed information, see Summary of Principal Risks of Investing in the
Policy; Management and Organization – About the Separate Account.

Insurance Company Risks
An investment in the policy is subject to the risks related to New York Life Insurance and Annuity Corporation (NYLIAC), including:
•Any obligations (including the Fixed Account and the DCA Accounts), guarantees, and benefits of the policy are subject to the claims-paying ability and financial strength of NYLIAC.
•There are risks relating to NYLIAC’s administration of the policy, including cybersecurity and infectious disease outbreak risks.
•If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC, including its financial strength ratings, is available upon request from NYLIAC at 1-800-598-2019.
For more detailed information, see Management and Organization; Financial
Statements; Summary of Principal Risks of Investing in the Policy– Risks Affecting
Our Administration of the Policy.

Contract Lapse
Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured.
You may also lose the principal invested. A policy can lapse if the Cash Surrender
Value is insufficient to pay the Monthly Deduction Charges and other charges. This can happen due to insufficient premium payments, poor investment performance, partial surrenders, unpaid loans or loan interest, and policy charges (including increases in those charges). The larger a policy loan becomes relative to the policy’s
Cash Surrender Value, the greater the risk that the policy’s Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. A policy lapse may have tax consequences.
A policy that has a Cash Surrender Value just sufficient to cover Monthly Deduction
Charges and other charges, or that is otherwise minimally funded, is less likely to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the Guarantee Period ends, premium payments significantly higher than the premium necessary to maintain the No Lapse Guarantee benefit may be required.
If the policy lapses, there are costs and premium requirements associated with reinstatement of the policy.
For more detailed information, see Summary of Principal Risks of Investing in the
Policy; Termination and Reinstatement; Risk of Minimally Funded Policies.

Restrictions

Investments
•You can select a maximum of 21 Investment Options among the 84 Investment
Divisions(that invest in the Eligible Portfolios) (83 of which are open to all investors), the Fixed Account and/or the DCA Accounts.
•The minimum amount that you can transfer is $500. The maximum amount that you can transfer out of the Fixed Account in any Policy Year is the greater of (a) 20% of the amount in the Fixed Account at the beginning of the Policy Year, or (b) $5,000.
•NYLIAC reserves the right to remove or substitute any Eligible Portfolios (portfolio companies) as Investment Options that are available under the policy.
•We set limits on the number of electronic or telephonic transfer requests that can be made in any period. If these limits are exceeded, any subsequent transfer requests must be made by U.S. mail or overnight courier.
•In addition, we may limit your ability to make transfers involving the Investment
Divisions if a transfer may disadvantage or potentially harm or hurt the rights of other policyowners in order to prevent market timing. We will also reject or reverse a transfer request if for any reason any of the Eligible Portfolios do not accept the purchase of its shares.
For more detailed information, see Investment Divisions, the Fixed Account and the
DCA Accounts; Transfers Among the Investment Divisions, the Fixed Account and the
DCA Accounts; Description of the Policy – Limits on Transfers; and Appendix: Eligible
Portfolios Available Under the Policy for our list of available Eligible Portfolios.

Optional Benefits
Your choice of Investment Options may be limited if you elect certain benefits or riders.
•For example, if you elect the Guaranteed Minimum Accumulation Benefit (GMAB)
Rider, then you must allocate 100% of your premiums to the GMAB Allocation
Alternatives. In addition, transfers from the GMAB Investment Divisions to the Fixed
Account will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account Value can be greater than the dollar amount of these transfers.
•We may change these restrictions in the future.
•We may stop offering an optional benefit at any time.
For more detailed information, see The Policy—Additional Benefits Through Riders
and Options—Guaranteed Minimum Accumulation Benefit Rider.

Taxes

Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under this policy.
•If you purchase the policy through a tax-qualified plan, you do not get any additional tax benefit.
•Earnings on your policy (if any) are taxed when you withdraw them (or if a policy loan is not repaid), at ordinary income tax rates, and may be subject to a tax penalty before age 59 ½.
For more detailed information, see Summary of Principal Risks of Investing in the
Policy–Tax Risks; Federal Income Tax Considerations.

Conflicts of Interest

Investment Professional Compensation
Your investment professional may receive compensation for selling this policy to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs, and because NYLIAC may share the revenue it earns on this policy with the professional’s firm. (Your investment professional may be your registered representative, broker, investment adviser, insurance agent, or someone else).
These investment professionals may have a financial incentive to recommend this policy over another policy or investment.
For more detailed information, see Distribution and Compensation Arrangements.

Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of the one you own. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing policy.
For more detailed information, see Description of the Policy–Tax-Free “Section 1035”
Insurance Policy Exchanges.

Overview of the Policy

1.
Purposes of the Policy
There are two series of Policies. Series 1 Policies were offered for sale prior to August 28, 2021 and Series 2 policies are offered for sale in most jurisdictions on August 28, 2021, and in New York and California on November 20, 2021. Unless otherwise indicated, all information in this prospectus refers to both Series of policies. This policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation that can, over time, become a valuable asset. The policy is offered by NYLIAC. The policy offers (1) life insurance protection, (2) a choice of Life Insurance Benefit options, (3) flexible premium payments where you decide the timing and amount of each payment, (4) the ability to increase or decrease the policy’s Face Amount(within certain limits), (5) access to the policy’s Cash Surrender Value through loans and partial surrenders, and (6) the ability to invest in up to 21 Investment Options. The policy is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle. See “Your Policy”.
2.
Flexible Premiums
Policy premium payments are flexible; other than the required initial minimum premium payment, you can select the time and amount of premium you pay, within limits. In certain circumstances, we can limit the amount of premium payments and/or require insurance (medical) underwriting before we accept additional premiums. See “Premiums.”
Since the potential Cash Value growth can be used for income, this policy is designed to offer the best potential benefit when it is adequately funded for at least ten years. As long as the Cash Surrender Value is sufficient to cover the policy’s Monthly Deduction Charges, you can increase (within certain limits), decrease (within certain limits), or stop making premium payments to meet your changing needs.
Although you may have a schedule of planned premiums, your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured. You may also lose the principal invested. Note that termination and lapse have the same meaning throughout this prospectus.
This policy offers you a choice of Investment Options, including 84 Investment Divisions (83 of which are open to all investors), the Fixed Account, and the DCA Accounts. Your premium payments, minus any applicable charges, are allocated to the Investment Options according to your instructions.Net Premiums allocated to the Investment Divisions are invested in NYLIAC Variable Universal Life Separate Account-I (the “Separate Account”). You can choose a maximum of 21 Investment Options for the allocation of Net Premium payments or for the transfer of Cash Value among the available Investment Options.
Additional information regarding the Investment Divisions and the Portfolio Companies (the “Eligible Portfolios”) that they invest in is provided in the Appendix to this prospectus (See “Appendix: Eligible Portfolios Available Under the Policy”).
3.
Summary of Primary Features
The policy offers a variety of important features and benefits, including the following:
Two Life Insurance Benefit Options
The policy offers different Life Insurance Benefit options (death benefits) that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated.
•
Option 1— a benefit equal to (A) your policy’s Face Amount or (B) a percentage of the Cash Value equal to the minimum necessary for your policy to qualify as life insurance under IRC Section 7702.
•
Option 2— a benefit that varies and equals (A) the sum of your policy’s Face Amount and Cash Value, or (B) a percentage of the Cash Value equal to the minimum necessary for your policy to qualify as life insurance under IRC Section 7702. See “Life Insurance Benefit Options.”

The Return of Premium Rider and the Accidental Death Benefit Rider, which are optional riders that may be purchased on the policy for an additional fee, may increase the life insurance benefit payable under the policy.
Changing the Face Amount of Your Policy
With the policy, you are able to increase or decrease the policy’s Face Amount (within certain limits). To request a decrease of the policy’s Face Amount, you must send a written request in Good Order to NYLIAC’s Variable Products Service Center (“VPSC”) at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Decreases in Face Amount can incur surrender charges.
You may also request an increase of the policy’s Face Amount by sending us your written application in Good Order, signed by the Insured, together with any proof of insurability we require. Increases are subject to underwriting and our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Face Amount increases will also result in a new Surrender Charge Period and additional Monthly Cost of Insurance and Monthly Per Thousand of Face Amount Charges applicable to that increase, as well as a new seven-year testing period for modified endowment contract status. We can limit any increase in the Face Amount of your policy. See “Changing the Face Amount of Your Policy.”
No Lapse Guarantee
The Policy offers a No Lapse Guarantee. This ensures that your Policy will remain in effect during the Guarantee Period, provided that your Policy premium payments satisfy the No Lapse Guarantee Premium Test on each Monthly Deduction Day. This benefit prevents your Policy from lapsing during the Guarantee Period, even if your Policy’s Cash Surrender Value is insufficient to cover your Monthly Deduction Charges. The length of the Guarantee Period varies according to the insured’s age at the time the policy is issued. The No Lapse Guarantee will become inactive before the end of the Guarantee Period if, on any Monthly Deduction Day, your premium payments do not pass the No Lapse Guarantee Premium Test. If this occurs, you will have the opportunity to reactivate the No Lapse Guarantee by paying an additional premium amount necessary to satisfy the No Lapse Guarantee Premium Test. When the No Lapse Guarantee ends, if there is insufficient Cash Surrender Value to cover the current and any deferred Monthly Deduction Charges, you will be sent a notice of payment due. If that amount is not paid, the Policy will enter into the Late Period. You may also have elected to receive no lapse guarantee benefits through the purchase of the Intermediate No-Lapse Guarantee Rider. See “Termination and Reinstatement – No Lapse Guarantees”.
Cash Value
The Policy has a Cash Value, which is the total value of your policy’s accumulation units in the Separate Account, plus any amount in the Fixed Account, DCA Plus Account, DCA Extension Account and the Loan Account. With the policy, you have the potential for higher and lower rates of return and Cash Value accumulation than with a fixed rate life insurance policy. The Cash Value varies due to performance of the Investment Divisions selected, interest credited to the Fixed Account and/or the DCA Accounts, outstanding loans (including loan interest), charges we deduct, your premium payments, and non-guaranteed Persistency Credits(if any).
The Cash Surrender Value is the amount we will pay you if you surrender your policy. This is equal to the Cash Value, minus any surrender charges that may apply, minus any outstanding loans and accrued loan interest. See the Prospectus “Description of the Policy – Cash Value”.
Non-guaranteed Persistency Credit
On your Persistency Credit Start Date (as specified in your Policy Specifications Page), we may apply a persistency credit to the unloaned portion of your policy’s Cash Value on each Monthly Deduction Day beginning in Policy Year 16 for Series 1 Policies and in Policy Year 11 for Series 2 Policies. For Series 1 Policies, the persistency credit that we expect to pay on a monthly basis is 0.02081% (0.25% annualized) of the unloaned portion of your policy’s Cash Value. For Series 2 Policies, the persistency credit that we expect to pay on a monthly basis is 0.00833% (0.10% annualized) from Policy Year 11 through 15 and 0.01665% (0.20% annualized) in Policy Years 16 and thereafter. If it is paid, it will be applied proportionally to the unloaned portion of your Cash Value in each of the Investment Divisions and the Fixed Account. For tax purposes, the persistency credit is considered investment experience, not premium. Your policy’s persistency credit is not guaranteed (except in New York), and we may discontinue this feature at any time. For more information on the persistency credit, please contact your registered representative. See the Prospectus,“Description of the Policy – Non-Guaranteed Persistency Credit.”
Liquidity through Loans and Partial Surrenders
You can access your policy’s Cash Value through loans. Your policy value will be used as collateral to secure any policy loan. You can borrow any amount up to the loan value of the policy. See “Loans” in the Prospectus.
You can also request a partial surrender. Partial surrenders will reduce the policy’s Cash Value and can reduce your policy’s Face Amount and/or Life Insurance Benefit. If a partial surrender would cause the policy to fall below its minimum Face Amount requirement, we reserve the right to require a full surrender. Surrender charges may apply. Partial surrenders can result in a taxable event. Please consult your tax advisor regarding the tax implications of a partial surrender. Also note that certain partial surrender requests must be made in writing and sent to NYLIAC’s Variable Products Service Center (“VPSC”) at one of the addresses listed on the first page of this summary prospectus (or any other address we indicate to you in writing). See “Surrenders.”
Investment Options
This policy offers you a choice of Investment Options, including 84 Investment Divisions (83 of which are open to all investors), the Fixed Account, the DCA Plus Account, and the DCA Extension Account. You can choose a maximum of 21 Investment Options for the allocation of Net Premium payments or for the transfer of Cash Value among the available Investment Options. Transfers among the Investment Options can be made tax-free, within the limits described in the prospectus. You can change the Investment Options in which you invest throughout the life of the policy. Your choices of Investment Options may be limited if you elect certain benefits or riders. You may also continue to allocate your policy’s Cash Value to an available Asset Allocation Model at no extra charge, provided you already allocated a portion of your policy’s Cash Value to such an Asset Allocation Model. See “The Fixed Account and the DCA Accounts” and “Funds and Eligible Portfolios” and the Appendix: Eligible Portfolios Available Under the Policy.
Automated Investment Features
There are six administrative options available to help you manage your policy’s Cash Value and to adjust the investment allocation to suit changing needs. These options are: Automatic Asset Rebalancing,Dollar-Cost Averaging (DCA),Dollar-Cost Averaging Plus,Dollar-Cost Averaging Extension, Expense Allocation, and Interest Sweep. See “Options Available at No Additional Cost.”
Optional Riders
The policy offers additional insurance coverage and other benefits through optional riders, including accelerated death benefits, spousal insurance benefits, benefits that waive monthly charges or pay a specified amount in certain situations like total disability, and overloan protection against lapse. Certain riders have costs associated with them. These benefits and costs are summarized in the Table contained in the section on “Additional Benefits Through Riders and Options”.
Policyowner Support
As a policyowner, you have access to the following resources if you have questions about your insurance policy: (1) online service at www.newyorklife.com, a password-protected Internet website, (2) toll-free telephone support through the VPSC (1-800-598-2019), and (3) your registered representative. Certain service requests must be in writing and all must be in Good Order. Specific requirements applicable to any service request are described later in this prospectus. See "How to Reach Us for Policy Services."
A Highly-Rated Company
New York Life Insurance and Annuity Corporation (“NYLIAC”) is a subsidiary of New York Life Insurance Company (“NYLIC”). NYLIC has over 175 years of experience in the offering of insurance products. NYLIAC has received the following ratings: A++ (Superior) from A.M. Best; AAA (Exceptionally Strong) from Fitch; Aaa (Exceptionally Strong) from Moody’s; and AA+ (Very Strong) from Standards and Poor’s. Ratings reflect only NYLIAC’s General Account, which are applicable to the Fixed Investment Options and NYLIAC's claims-paying ability and financial strength. Ratings are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its claims-paying ability and financial strength, and are not backed or guaranteed by NYLIC.

Table of Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy or making partial surrenders. Please refer to your Policy Specifications Page for information about the guaranteed maximum fees you will pay each year based on the options you have elected. Please refer to “State Variations and Rider Availability” in the Prospectus for any fees that may differ from the general description provided below.
The first table describes the fees and expenses that you will pay when you make a premium payment, surrender the policy, make a partial surrender, transfer Cash Value between Investment Options, or exercise certain rider options.
Transaction Fees
Charge	When charge Is Deducted	Amount Deducted
Premium Expense Charge[1]	When premium payment is applied
• Non-Qualified Policy		Guaranteed Maximum: 8.0% of premiums paid Current: 4.0% of premiums paid
• Qualified Policy		Guaranteed Maximum: 6.75% of premiums paid Current: 2.75% of premiums paid
Deferred Sales Charge[2]
•Surrender
On Surrender or lapse during the
applicable Surrender Charge
Period[3];
On Face Amount decreases within
the applicable Surrender Charge
Period;
After a Face Amount Increase or
Surrender, Lapse or Face Amount
decrease during the applicable
Surrender Charge Period[5]
Minimum and Maximum Guaranteed Charge[4]: $11.57—$47.00 per $1000 of Face Amount Minimum and Maximum Current Charge: $11.57—$47.00 per $1000 of Face Amount
Maximum Guaranteed Charge for a Representative Investor (Male, Age 40, Preferred rating) for $250,000 of Face Amount		$20.95 per $1000 of Face Amount
Current Charge for a Representative Investor (Male, Age 40, Preferred Rating) for $250,000 of Face Amount		$20.95 per $1000 of Face Amount
Partial Surrender Fee	At time of partial surrender	Guaranteed Maximum: $25 Current: $0
Transfer Charge	At time of transfer	Guaranteed Maximum: $30 per transfer in excess of 12 transfers within a Policy Year Current: $0
Guaranteed Minimum Accumulation Benefit (GMAB) Cancellation Fee	When you cancel the GMAB Rider	Guaranteed Maximum: 2% of the Adjusted GMAB Account Value

Transaction Fees
Charge	When charge Is Deducted	Amount Deducted
Insurance Exchange Rider	When you exercise the benefit
A payment equal to 103% of the
excess amount of the Cash
Surrender Value of the new policy
over the Cash Surrender Value of
the existing policy at the time of
exercise. If there is no excess
amount, the one-time fee will not be
charged (one time).[6]

Living Benefits Rider Fee	When you exercise the benefit	$150 (one time)
Overloan Protection Rider Fee	When you exercise the benefit
Guaranteed Maximum of the Policy’s
Cash Value: For Series 1 Policies,
GPT Policies - 5%; For Series 2
Policies, CVAT Policies - 8.5% and
GPT Policies - 5%
Minimum Guaranteed of the Policy’s
Cash Value: For Series 1 Policies -
2%; For Series 2 Policies, GPT
Policies - 2% and CVAT Policies - 1%

1
For all Policies, the current Premium Expense Charge includes a state premium tax component of 2.00% and a sales expense component of 0.75%; for non-qualified Policies, a federal tax component of 1.25% is also included.
2
Exceptions to Surrender Charge. We will not deduct a surrender charge if:
•
We cancel the policy (other than policy lapse) pursuant to the Policy’s contestability provisions (See Additional Policy Provisions—Limits on Our Rights to Challenge Your Policy);
•
We pay proceeds upon the death of the insured;
•
We pay a required Internal Revenue Service minimum distribution; or
•
The policy is out of the Surrender Charge Period.
3
The Surrender Charge Period varies depending on the age of the insured at the time the policy is issued.
4
The Guaranteed Maximum charge illustrated above is for a Male, Age 80, Substandard Rating and a $50,000 Face Amount. The calculation of your surrender charges will vary depending on the age of the insured at the time the policy is issued. For Insureds age 0 to 75 at policy issue, your surrender charge will be the lesser of 50% of total premiums paid under the policy or a percentage of the Surrender Charge Premium applicable to the Policy Year. The percentage of the Surrender Charge Premium applicable by Policy Year is: 94% for Policy Year 1; 89% for Policy Year 2; 84% for Policy Year 3; 79% for Policy Year 4; 74% for Policy Year 5; 62% for Policy Year 6; 49% for Policy Year 7; 36% for Policy Year 8; 23% for Policy Year 9, 10% for Policy Year 10 and 0% for Policy Year 11 and beyond. For insureds age 76 or older at policy issue, the applicable percentages will differ. See “Charges Associated with the Policy — Transaction Charges — Surrender Charges” in the full prospectus for more information on the calculation of Surrender Charges. The Surrender Charge Premium varies based on individual characteristics, such as gender, issue age, classification of the insured as smoker or non-smoker, and Policy Year. The charge shown may not be representative of what you will pay. To obtain more information about particular changes as they apply to your policy, please contact your registered representative. For a Face Amount decrease, the Surrender Charge is equal to the difference between (1) and (2), where (1) is the Surrender Charge calculated on the original Face Amount, and (2) is the Surrender Charge calculated on the new decreased Face Amount.
5
The calculation of the amount and applicable Surrender Charge Period for the Surrender Charge after a Face Amount increase will begin on the effective date of that increase. See “Deferred Sales Charge” above.
6
If the Cash Surrender Value of the new policy exceeds the Cash Surrender Value of the original policy, then a payment equal to 103% of the difference between these two values will be required. If the Cash Surrender Value of the new policy after the exchange is zero or lower, then a payment in an amount sufficient to keep the new policy in effect for two months following the date of exchange will be required. These payments will be treated as a premium payment and will be applied to your policy.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Eligible Portfolios’ fees and expenses.
Periodic Charges Other Than Portfolios’ Annual Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted
Contract Charge	Monthly to Age 121	Guaranteed Maximum: $15 per month Current: $10 per month
Cost of Insurance Charge[1,2]	Monthly to Age 121	Charge per month per $1000 of Net Amount at Risk Minimum and Maximum Guaranteed Charge: $0.0067—$83.33 Minimum and Maximum Current Charge: $0.0067—$83.33
Maximum Guaranteed Charge for a Representative Investor (Male, Age 40, Preferred Rating) for $250,000 Face Amount		$0.11926 per month for the first Policy Year
Current Charge for a Representative Investor (Male, Age 40, Preferred Rating) for $250,000 Face Amount		$0.05663 per month for the first Policy Year.
Mortality & Expense Risk Charge	Each Monthly Deduction Day
Guaranteed Maximum: 0.50%
charged as an annual percentage of
the Separate Account Value
Current: For Series 1 Policies –
0.10% charged as an annual
percentage of the Separate Account
Value; For Series 2 Policies – 0.00%
charged as an annual percentage of
the Separate Account Value

Per Thousand of Face Amount Charge[1]	Monthly for the First 20 Years
Charge per $1000 of Face Amount[3]
Guaranteed Maximum: For Series 1
Policies or Face Amount increases
applied for: on or after April 1, 2019
-$2.64257 per month; before April 1,
2019 - $2.40233 per month. For
Series 2 Policies or Face Amount
increases applied for on such
Policies - $2.7955 per month.
Minimum: For Series 1 Policies,
$0.03825 per month.  For Series 2
Policies, $0.09764 per month.

Charge for a Representative Investor (Male, Age 40, Preferred Rating) for $250,000 of Face Amount		For Series 1 Policies, $0.16645 per month. For Series 2 Policies, $0.24432 per month. (Initial Charge is based on the issue age, gender, class of risk and Face Amount at issue)

Periodic Charges Other Than Portfolios’ Annual Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted
Loan Interest	Accrues daily and compounds annually (while loan balance is outstanding)[4]	Annual charge rate as percentage of the loan Guaranteed Maximum: 6.00% Current: 3.00%[5]
Riders
Return of Premium (ROP) Rider	Monthly to Age 121	The Monthly Cost of Insurance Charge(see above) is higher in certain circumstances if the ROP Rider is elected (but not above the Guaranteed Maximum disclosed above).
Intermediate No Lapse Guarantee (INLG) Rider (available for Series 1 Policies only)[6]	Monthly until rider expires	$0.01 per $1000 of policy Face Amount[7]

Guaranteed Insurability Rider (GIR)[1]	Monthly until rider expires	Charge per month per $1000 of GIR Face Amount Minimum and Maximum Guaranteed Charge: $0.04—$0.46 Minimum and Maximum Current Charge: $0.04—$0.46
Maximum Guaranteed Charge for a Representative Investor (Male, Age 40, Preferred Nonsubstandard Rating):		$0.23 for the first Policy Year
Current Charge for a Representative Investor (Male, Age 40, Preferred Rating)		$0.23 for the first Policy Year
Monthly Deduction Waiver Rider[1]	Monthly until rider expires	Charged as an annual percentage of Monthly Deduction Charges Minimum and Maximum Guaranteed Charge: 8.00%—231.00% Minimum and Maximum Current Charge: 8.00%—231.00%
Maximum Guaranteed Charge for a Representative Investor (Male, Age 40, Preferred Nonsubstandard Rating)		11.00% for the first Policy Year
Current Charge for a Representative Investor (Male, Age 40, Preferred Rating)		11.00 % for the first Policy Year[8]

Accidental Death Benefit (ADB) Rider[1]	Monthly until rider expires	Charge per $1000 of ADB Face Amount Minimum and Maximum Guaranteed Charge: $0.05—$0.45 per month Minimum and Maximum Current Charge: $0.05—$0.45 per month
Maximum Guaranteed Charge for a Representative Investor (Male, Age 40, Preferred, Nonsubstandard Rating)		$0.06 per month for the first Policy Year
Current Charge for a Representative Investor (Male, Age 40, Preferred Rating)		$0.06 per month for the first Policy Year
Guaranteed Minimum Accumulation Benefit (GMAB) Rider	Monthly until rider expires	Guaranteed Maximum: Annual Rate of 1.50% of the Adjusted GMAB Account Value
Waiver of Specified Premium (WSP) Rider[1]	Monthly until rider expires	Charge per $1000 of WSP Amount Minimum and Maximum Guaranteed Charge: $26.00—$217.50 per month Minimum and Maximum Current Charge: $26.00—$217.50 per month
Maximum Guaranteed Charge for a Representative Investor (Male, Age 40, Preferred Nonsubstandard Rating)		$53.00 per month
Current Charge for a Representative Investor (Male, Age 40, Preferred Rating)		$27.70 per month
1
This cost varies based on characteristics of the insured and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your registered representative.
2
The cost of insurance shown here does not reflect any applicable Flat Extra charge, which may be imposed based on our underwriting. Even if a Flat Extra is imposed, your Cost of Insurance Charge will never exceed the Guaranteed Maximum Charge listed in the table above. For more information on Flat Extra charges, see the sections on “Definitions” and “Charges Associated with the Policy—Deductions from Cash Value—Monthly Cost of Insurance Charge.”
3
Current charges are reduced to $0 in Policy Years 11 and beyond for all risk classes.
4
Loan interest accrues daily but is not deducted from the policy’s Cash Value. Any loan interest not paid when due will become part of the policy loan and will also accrue interest. See “When Loan Interest is Due” for additional information.
5
The current loan interest rate is reduced to 2.00% annually in Policy Years 11 and beyond.
6
This rider is not available with substandard ratings. As of January 1, 2020, this rider is no longer available for selection.
7
In addition to the charge listed above, you must make certain premium payments — the Monthly Intermediate No-Lapse Guarantee (INLG) Premium — into your policy to keep the rider in force. For further information on the Monthly INLG Premium, see “Termination and Reinstatement—No Lapse Guarantees—Rider-Based No Lapse Guarantee—Intermediate No-Lapse Guarantee (INLG) Rider.”
8
The charges for the Monthly Deduction Waiver Rider are calculated as percentages of the Monthly Deduction Charges. As such, the percentage charges cited in the table reflect both the percentages for each Monthly Deduction Charge and the cumulative annual Monthly Deduction Charges.

Eligible Portfolios’ Annual Operating Expenses
The next table shows the minimum and maximum total operating expenses deducted from Portfolio assets during the year ended December 31, 2021. Portfolio expenses may change from year to year, and hence may be higher or lower in the future. You may pay these expenses periodically during the time that your Cash Value is invested in the Investment Divisions of the Separate Account. A complete list of the underlying Eligible Portfolios, including information concerning each underlying Portfolio’s annual fees and expenses, is contained in an Appendix at the back of this prospectus.
Annual Portfolio Expenses[1]	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.14%	1.35%
Net Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) fees, and other expenses, after any expense reimbursement or fee waiver arrangements)[2]	0.12%	1.18%
1
Expressed as a percentage of average net assets for the fiscal year ended December 31, 2021. Portfolio expenses may be higher or lower in the future. This information is provided by the Portfolios and their agents. The information is based on 2021 expenses.
2
The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Portfolios that require a Portfolio’s investment adviser to reimburse or waive portfolio expenses through at least April 30, 2023.

Summary of Principal Risks of Investing in the Policy

Many benefits of the Variable Universal Life Accumulator II life insurance policies have a corresponding risk, and both benefits and risks should be considered before you purchase the Policy. More complete and detailed information about these features is provided later in this prospectus and in the SAI. See “Overview of the Policy—3. Summary of Primary Features.” Capitalized terms used in this prospectus have the same meaning as in the “Definitions” section above.
Investment Risk
While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may decline in value, and you can lose principal. Each Investment Division has its own investment objective and investment strategy. The performance of each will vary, and some Investment Divisions are riskier than others. We do not guarantee the investment performance of the Investment Divisions or Eligible Portfolios. You bear the entire investment risk for all amounts allocated to the Separate Account Investment Divisions. Your premium and Cash Value allocation choices should be consistent with your personal investment objective and your risk tolerance.
Not a Short-Term Investment
In addition, a variable life insurance policy is designed to provide a Life Insurance Benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications generally make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the policy may limit your ability to withdraw a portion of the Cash Value through partial surrenders. (See “Loans”, and “Surrenders—Partial Surrenders—Amount Available for a Partial Surrender”.)
Portfolio Risks
The Investment Divisions involve the risk of poor investment performance. A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund’s prospectus.
Risk of Lapse (especially on minimally-funded policies)
Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured. You may also lose the principal invested. Note that termination and lapse have the same meaning and effect throughout this prospectus.
A policy that has a Cash Surrender Value just sufficient to cover Monthly Deduction Charges and other charges, or that is otherwise minimally funded, is less likely to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the Guarantee Period ends, premium payments significantly higher than the premium necessary to maintain the No Lapse Guarantee benefit may be required. In addition, by paying only the minimum required monthly premium for the No Lapse Guarantee, you may forego the opportunity to build up significant Cash Value in the policy. When initially determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.
Risk of Lapse from Policy Loans
The larger a policy loan becomes relative to the policy’s Cash Surrender Value, the greater the risk that the policy’s Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. Any loan interest payable on a policy anniversary that you do not pay will become part of the outstanding policy loan principal and will also accrue interest.
A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable if the Investment Divisions earn less than the interest rate credited on the loan amount in the Loan Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater the effect on your Cash Value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Life Insurance Proceeds that might otherwise be paid.

Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. However, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event for you. If a policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you.
Limitations on Access to Cash Value (Liquidity Risk)
The Policy is generally not a liquid investment. Surrender charges will apply during the Surrender Charge Period applicable to you. The policy is designed for long-term life insurance coverage. It is not suitable as a short-term investment vehicle. There are limitations on your ability to access your cash value through full and partial surrenders, including surrender charges, partial surrender fees, possible tax consequences, adverse impacts on policy benefits, increased risk of policy lapse, and administrative requirements.
A partial surrender will reduce your policy’s Cash Value by the amount withdrawn. If the policy’s Cash Surrender Value is reduced to a point where it cannot meet the Monthly Deduction Charges, your policy may lapse and terminate. A partial surrender may also reduce your policy’s Face Amount and may have adverse tax consequences.
Accessing Cash Value through policy loans also has costs, increases the risk of policy lapse, may have adverse tax consequences, and may negatively impact your Cash Value and other policy benefits.
Tax Risks
The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable universal life insurance contracts in a manner that could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; and (6) the possibility that the IRS may treat a loan as a taxable distribution if there is no spread, or a very small spread, between the interest rate charged on the loan and the interest rate credited on the loaned amount. In addition, Congress may change the present federal income tax laws that apply to your policy, or the IRS may change current interpretations thereof, which change may occur without notice, and could have retroactive effects, regardless of the date of enactment or publication, as the case may be.
Potential for Increased Charges
The actual charges deducted are current charges on your policy. However, we have the right to increase those charges at any time up to the guaranteed maximum charges stated in your policy. The guaranteed maximum for certain charges may differ between Policy Series. (See “Table of Fees and Expenses” for more information.)
Potentially Harmful Transfer Activity
This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity (see “Description of the Policy—Limits on Transfers” for more information). We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
•
portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;
•
increased administrative and Fund brokerage expenses; and/or

•
dilution of the interests of long-term investors.
An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See “Description of the Policy—Limits on Transfers” for more information on the risks of frequent trading.)
Potential for Low Crediting Rates
The rates we declare on the Fixed Account, DCA Accounts and Loan Account may be lower than what you would find acceptable.
Insurance Company Risks; Risks Affecting our Administration of Your Policy
NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber-attack/ransomware, or current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See “Management and Organization—Information Systems Failures and Cybersecurity Risks” for more information on information systems failures and cybersecurity risks and “Management and Organization—Risks from Serious Infectious Disease Outbreaks” for more information on risks from serious infectious disease outbreaks.)
NYLIAC’s obligations under the policy are subject to its claims-paying ability and financial strength, and are not backed or guaranteed by NYLIC.
Management And Organization

Insurer
New York Life Insurance and Annuity Corporation
(a wholly owned subsidiary of New York Life Insurance Company)
51 Madison Avenue
New York, NY 10010
Your Policy
The policy is offered by NYLIAC, and NYLIAC is obligated to pay all amounts promised to policyowners under the policies. The policy has two series (Series 1 and 2). Net Premiums allocated to the Investment Divisions are invested in NYLIAC Variable Universal Life Separate Account-I (the “Separate Account”). The policy offers (1) life insurance protection, (2) a choice of Life Insurance Benefit options, (3) flexible premium payments where you decide the timing and amount of each payment, (4) the ability to increase or decrease the policy’s Face Amount (within certain limits), (5) access to the policy’s Cash Surrender Value through loans and partial surrenders, and (6) the ability to invest in up to 21 Investment Options—including the Investment Divisions, the Fixed Account and/or the DCA Accounts. You may also continue to allocate your policy’s Cash Value to an available Asset Allocation Model at no extra charge, provided you already allocated a portion of your policy’s Cash Value to such a Model.
The policies are variable. This means that the Cash Value allocated to the Separate Account will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DCA Accounts may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. Each Investment Division has its own investment objective and investment strategy. As a consequence, some Investment Divisions are riskier than others. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.
Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. The material state variations are specified in the “State Variations” appendix to this prospectus. All state variations will be included in your policy, or in riders or endorsements attached to your policy. Please contact your registered representative or us for specific information that may be applicable to your state.
About the Separate Account
NYLIAC Variable Universal Life Separate Account-I is a segregated asset account that NYLIAC established to receive and invest your Net Premiums. Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of NYLIAC’s Fixed Account, DCA Accounts, or any other separate account of NYLIAC.
The Separate Account currently includes the 84 Investment Divisions (83 of which are open to all investors) available under the policy. On the Initial Premium Transfer Date, Net Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.
Our Rights
We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.
Specifically, we reserve the right to:
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add, close, substitute, or remove any Investment Division (and the shares of an associated Eligible Portfolio);
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create new separate accounts;
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combine the Separate Account with one or more other separate accounts;
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operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
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deregister the Separate Account under the 1940 Act;
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manage the Separate Account under the direction of a committee or discharge such committee at any time;
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transfer the assets of the Separate Account to one or more other separate accounts;
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restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account, in accordance with applicable law; and
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change the name of the Separate Account.
We may remove an Investment Division if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals. We may also add new Investment Divisions and/or close one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners. If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We will not transfer any amounts invested in an Investment Division without the policyowner’s instructions, except as permitted by law.

The Fixed Account and the DCA Accounts
The Fixed Account and DCA Accounts are supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to our various separate accounts. Your Cash Values in the Fixed Account and the DCA Accounts, our obligation to credit at least the Guaranteed Minimum Interest Rate, and our obligation to pay any portion of the Life Insurance Benefits that exceed the Separate Account Value, are funded by the General Account and are subject to our claims-paying ability and financial strength. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account and DCA Accounts however we choose, within limits. Your interest in the Fixed Account and DCA Accounts is not registered under the 1933 Act, and the Fixed Account and DCA Accounts are not registered as investment companies under the 1940 Act. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account or the DCA Accounts. Disclosures regarding the Fixed Account; however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
How To Reach Us For Policy Services
You can reach us by mail, by telephone or online.
Written Service Requests
Most service requests are required to be in writing and all must be in Good Order. All written service requests must be sent to us at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We do not currently accept faxed or e-mailed service requests; however we reserve the right to accept them at our discretion.
All NYLIAC requirements must be met in order for us to deem your request in Good Order and process it. Please review all service request forms carefully and provide all required information as applicable to the transaction. If your request is not in Good Order, we will not be able to process your service request. We will make every reasonable attempt to notify you of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.
Telephone Service Requests
For telephonic requests, or if you wish to speak to a Customer Service Representative, you can reach us by phone on our toll-free number (1-800-598-2019).
Online Service at www.newyorklife.com
Through www.newyorklife.com, you can get up-to-date information about your policy and request fund transfers and allocation changes. Policies that are jointly owned may not request transactions through www.newyorklife.com. We may revoke online service for certain policyowners (See “Description of the Policy-Limits on Transfers”).
In order to obtain policy information online at www.newyorklife.com, you are required to register for access. You will be required to register a unique User Name and Password to gain access. Through www.newyorklife.com, you can, among other things, access policy values, change your address, download service forms, upload documents and forms, view policy statements, and submit policy transactions.
We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.
Transfers and allocation changes received after 4:00 p.m. (Eastern Time) or on a non-Business Day, will be processed and priced as of the next Business Day.
We make online service at www.newyorklife.com available at our discretion. In addition, availability of online service may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

Currently, online service at www.newyorklife.com is available Monday through Friday, from 6:00 a.m. to 4:00 a.m., Saturdays from 6:00 a.m. to 2:00 a.m., and Sundays from 7:00 a.m. to 1:00 a.m. (Eastern Time).
After login at www.newyorklife.com, you can:
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e-mail your registered representative or the VPSC;
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obtain current policy values;
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transfer assets between investment options;
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change the allocation of future premium payments;
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reset your password;
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change your address;
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download service forms;
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upload documents and forms;
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view and download policy statements;
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establish a new or modify an existing Automatic Asset Rebalancing arrangement;
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change your phone number or e-mail address;
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view and update beneficiary information;
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update your Client Profile or Investor Profile;
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enroll in electronic delivery of select policy mailings and notifications;
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make premium payments; and
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make repayments towards a loan.
The online service www.newyorklife.com enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your Policy online at www.newyorklife.com after login.
Third-Party Access to Your Account
You can authorize a third party, including a joint policyowner, to access your policy information and make transfers among Investment Divisions and/or the Fixed Investment Options, allocation changes, and other permitted transactions on your behalf through a Customer Service Representative. You may also authorize your registered representative to make transfers among Investment Divisions and/or the Fixed Investment Options by telephone. To do so, you must send the VPSC a Telephone Authorization Form in Good Order to one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.
Registered Representative Actions
You may authorize us to accept electronic or telephone instructions from your registered representative or the registered service assistant assigned to your policy to make premium allocations, transfers among Investment Options, Automatic Asset Rebalancing (AAR) updates (if applicable), and changes to your investment objective and/or risk tolerance. You may also authorize us to accept telephone instructions from your registered representative to make Interest Sweep, Dollar-Cost Averaging (DCA), DCA Plus, and DCA Extension updates. Only your registered representative or their registered assistant can make these requests by telephone. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes.

To authorize a registered representative or registered service assistant assigned to your policy to make premium allocations and transfers, you must send a completed Trading and Partial Withdrawal Authorization Form in Good Order to the VPSC at one of the addresses noted on the first page of this prospectus (or any other address we indicate to you in writing). We may revoke or deny Trading Authorization privileges for certain policyowners (See “Description of the Policy—Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.
NYLIAC is not liable for any loss, cost or expense for acting on instructions which are believed to be genuine in accordance with our procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and actions, including limits on transfers.
We may choose to accept forms you have completed that your registered representative or your local General Office transmits to us electronically via our internal secured network. For information on how to initiate a transfer between Investment Divisions, or request a partial surrender, please refer to the sections titled “Transfers Among Investment Divisions, the Fixed Account and the DCA Accounts” or “Partial Surrenders” in this prospectus. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.
Information Systems Failures And Cybersecurity Risks
NYLIAC’s ability to administer the policy (and to keep policyowner information confidential) is subject to certain cybersecurity and cyber-attack risks that are common to all insurers and financial service providers. We rely on technology, including digital communications and data storage networks and systems to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including the online service at www.newyorklife.com and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks, including ransomware. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer (including policyowner and insured) information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches, including ransomware. Despite these controls and plans, systems failures and cyber-attacks affecting NYLIC, NYLIAC or any of their affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Cash Value. For instance, systems failures and cyber-attacks may (i) interfere with our processing of policy transactions (including full and partial surrenders, periodic partial withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or with the underlying funds or cause other operational issues; (ii) impact our ability to calculate accumulation unit values and policy Cash Values; (iii) cause the release, loss and/or possible destruction of confidential customer or business information; and/or (iv) subject us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. Systems failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks.
Risks From Serious Infectious Disease Outbreaks
Our ability to administer your policy is subject to certain risks - common to all insurers and financial service providers - that could result from current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks - and general concerns about the course and effects of such outbreaks - not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.
Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak — may have a material, adverse effect on us, our ability to administer your policy and your policy Cash Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy transactions (including full and partial surrenders, periodic partial withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting among other things our ability to calculate accumulation unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy Cash Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your policy (subject to the guaranteed minimum interest crediting rate). There can be no assurance that we, the underlying funds, the companies in which they invest, or our service providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease outbreaks.
Funds And Eligible Portfolios
The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same. The Fund’s prospectus should be read carefully before any decision is made concerning the allocation of Net Premium payments to an Investment Division corresponding to a particular Eligible Portfolio.
We offer no assurance that any of the Eligible Portfolios will attain their respective stated investment objectives.
Specific information regarding the Portfolios of each Fund, including (1) its name, (2) its fund type (e.g., bond fund, large cap value, small cap growth, specialty, money market fund, etc.); (3) its investment adviser and any sub-advisor; (4) current expenses; and (5) investment performance, is available in Appendix—Eligible Portfolios Available Under the Policy. For more information about each of these Portfolios, please read the Fund prospectuses. You should also read a Fund’s prospectus carefully before making any decision about allocating premium payments or a portion of your policy’s Cash Value to an Investment Division corresponding to a particular Portfolio. Please contact us at 1-800-598-2019, or contact your registered representative, if you would like to obtain any of the underlying Fund prospectuses (in either paper or electronic format).
The Funds’ shares may be available to certain other separate accounts we use to fund our variable annuity contracts offered by NYLIAC. This is called “mixed funding.” The Funds’ shares may also be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to Qualified Policies. This is called “shared funding.” Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds’ investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.
The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC—New York Life Investment Management LLC—manages the MainStay VP Funds Trust and that was a factor in its selection.
We also receive payments or compensation from the Funds or their investment advisors, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing and administering the Policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these fees.
The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.
NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios or any available Asset Allocation Model. NYLIAC is not responsible for choosing the Investment Divisions, the amounts allocated to each, or the available Asset Allocation Model that is selected. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios or available Asset Allocation Model you have chosen. You should consult with your registered representative to determine which combination of Investment Options is most appropriate for you, and periodically review your choices.
Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolios levels, which would reduce your investment return.
Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The costs of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.
So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.
Although we do not currently offer any Portfolios that offer such strategies, in the future, some of the Eligible Portfolios may use what are known as “volatility management strategies.” Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time. During rising markets, a volatility management strategy, however, could cause your policy Cash Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your policy’s Cash Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy. The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. In addition, the cost of implementing a volatility management strategy may negatively impact performance. There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected. For more information about the Eligible Portfolios and the investment strategies they employ, please refer to the Funds’ current prospectuses.
Investment selections should be based on a thorough investigation of all the information regarding the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. As described more fully below, the Asset Allocation Models are not available for selection as of May 1, 2020. You may, however, continue to allocate all or a portion of your Cash Value to an available Asset Allocation Model, if any portion of your Cash Value is currently allocated to such a Model. For factors bearing on the continued allocation to an Asset Allocation Model, see “Management and Organization—Asset Allocation Models” below. After you select Investment Divisions or an Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
The Investment Divisions invest in the corresponding Eligible Portfolios. You can choose a maximum of 21 Investment Options for Net Premium payments from the 84 Investment Divisions (83 of which are open to all investors), the Fixed Account, and the DCA Accounts. Your choice of Investment Options may be limited if you elect certain benefits or riders. You can transfer all or part of the Cash Value of your policy among the Investment Options tax-free and within the limits described in this prospectus. You may also continue to allocate your Cash Value in accordance with an available Asset Allocation Models at no extra charge, provided you already allocated a portion of your Cash Value to such a Model.
The Investment Divisions offered through this policy and described in this prospectus and the SAI are different and may have different investment performance from mutual funds that may have similar names, the same adviser, the same investment objective and policies, and substantially similar portfolio securities.
Money Market Fund Fees and Gates
The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, full and partial surrenders, and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.
All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in government securities, cash, and repurchase agreements secured by government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all Policy transfers, full and partial surrenders, and benefit payments from the portfolio.
Executive Order 13974 – Investments in Communist Chinese Defense and Surveillance Companies
A June 2021 Executive Order generally prohibits transactions in investments (including derivatives) that provide exposure to Communist Chinese defense and related material sector and surveillance technology sector companies (“covered securities”). This order extended and expanded the prohibition that was first established in Executive Order 13959 issued in November 2020. The prohibition applies to mutual funds, and therefore applies to investments by the mutual fund portfolios offered in the Investment Divisions in the Policy. NYLIAC has received assurances from the Funds that they will comply with that Executive Order. The restrictions therefore prevent the Funds from making investments in covered securities.
In addition to the prohibition on new investments, the Executive Order also requires that investments already held in covered securities be divested by June 3, 2022 or 365 days after the date such security is determined to be a covered security. Accordingly, if a Fund does not completely divest of any covered securities, then it is possible that we could not allow contract owners to make any new investment in that Fund (by premium allocation or transfer), and we could even require that contract owners move any Cash Value they have in that Fund out of that Fund. We will notify you if we take either of those actions.

Reinvestment
We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.
Asset Allocation Models
We have elected to discontinue the Asset Allocation Model program. As of May 1, 2020, you were not allowed to select an Asset Allocation Model or transfer from one Asset Allocation Model to another Asset Allocation Model. If any portion of your Cash Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your Cash Value to such Model. We will not reallocate your Cash Value or change your premium allocation instructions in response to these changes, unless you direct us to do so. If you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that model or transfer to any other Asset Allocation Model. If you want to reallocate your Cash Value, you will need to send a transfer request to the VPSC at one of the addresses listed on the first page of this prospectus or request a transfer by any other method we make available.
Information for Policyholders Currently Allocated to an Asset Allocation Model
Each Asset Allocation Model was designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. The Asset Allocation Models are static, meaning that the underlying Investment Divisions within each Model will not change over time, but gains and/or losses from the Funds in a Model will cause the model’s original percentages to shift. If you elected the Automatic Asset Rebalancing (“AAR”) feature, amounts allocated to a model will be rebalanced to reflect the Model’s original percentages. If you wish to rebalance your allocations more frequently than annually, or if you would like to opt out of the AAR option, you may do so at any time by calling us toll-free at 1-800-598-2019, or by notifying us in writing. See “Description of the Policy-Options Available at No Additional Charge-Automatic Asset Rebalancing” for more information. In addition, the Investment Divisions and allocation percentages for a Model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Cash Value or premium reallocated.
If you wish to continue to allocate your policy’s Cash Value to an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate whether it continues to be suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representative, we have no discretionary authority or control over your investment decisions. You, along with your registered representative, are responsible for your decision to continue to allocate your policy’s Cash Value to the Asset Allocation Models. You should continue to review the Asset Allocation Model you have selected periodically to determine whether it is still appropriate for you.
Restrictions and Transfers
Because the Asset Allocation Models do not invest in either the Fixed Account or the MainStay VP U.S. Government Money Market Investment Division, you may not elect the Interest Sweep or Expense Allocation options as long as your Cash Value is allocated exclusively to an Asset Allocation Model. You also may not elect the Dollar-Cost Averaging option if you are allocated to an Asset Allocation Model. If you have elected the GMAB Rider, you may only elect the Conservative Asset Allocation Model as that Model is composed entirely of Investment Divisions that are consistent with the GMAB Allocation Alternatives required by the GMAB Rider. See “Description of the Policy-Additional Benefits Through Riders and Options-Guaranteed Minimum Accumulation Benefit Rider-Rider Eligibility and Investment Restrictions” for more information.
You may transfer your policy’s Cash Value out of the Investment Divisions associated with an Asset Allocation Model at any time, reallocating the Cash Value to other Investment Divisions or the Fixed Account. If you have elected the GMAB Rider, these transfers will be subject to the investment restrictions required by that rider. If you wish to remove funds from your current Asset Allocation Model you may do so by calling us toll-free at 1-800-598-2019, logging in online at www.newyorklife.com, or by notifying us in writing at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Although each Investment Division within a selected Asset Allocation Model will be counted toward the maximum of 21 permitted Investment Options, all transfers into, or out of, the Investment Divisions associated with an Asset Allocation Model will count as one transfer and are subject to the conditions and restrictions listed in “Description of the Policy” below. If you elected to allocate your Net Premium payments to the DCA Accounts, we will continue to make monthly transfers in accordance with your instructions from the DCA Accounts into the Investment Divisions associated with the available Asset Allocation Models.
Investment Risks Associated with the Asset Allocation Models
Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Investor Profile, could be less effective if your circumstances change over time.
In addition, an Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering whether to remain in an Asset Allocation Model, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance.
Changes to Asset Allocation Models can cause the Investment Divisions that make up a model to need to undertake efforts to raise cash for money flowing out of the Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.
Conflicts of Interest Relating to the Asset Allocation Models
The Asset Allocation Models were designed on our behalf, and provided to us by an unaffiliated third-party investment adviser, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), an indirect wholly-owned, subsidiary of Franklin Resources, Inc (Franklin Resources”). LMPFA’s affiliated subadviser, Franklin Advisers, Inc. (successor by merger to QS Investors, LLC (“QS Investors”)), selected the initial composition of each Asset Allocation Model.
QS Investors provided research and business support services relating to the Asset Allocation Models and selected the Investment Divisions to populate each Model from information that we provided about the available Investment Divisions. We are QS Investors’ sole client with respect to the Asset Allocation Models. Furthermore, QS Investors designed the Asset Allocation Models for availability as of May 1, 2018, and is not responsible for updating the models in response to market and economic conditions or other factors. QS Investors has authorized us to make the Asset Allocation Models available for use in connection with the policy. The Asset Allocation Models are designed and intended for use within the context of relationships between registered representatives and their clients.
QS Investors received a fee from NYLIAC to design the Asset Allocation Models. While the Asset Allocation Models were designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS Investors was subject to competing interests that may have influenced its design of the Asset Allocation Models. For example, because affiliates of QS Investors and LMPFA were affiliated with the ClearBridge Variable Appreciation Portfolio, QS Investors and LMPFA may have benefited from including the ClearBridge Variable Appreciation Investment Division in one or more of the Asset Allocation Models. Payments from NYLIAC to LMPFA and QS Investors to design the Asset Allocation Models may have also influenced QS Investors in its selection of Investment Divisions affiliated with NYLIAC for inclusion in the models. QS Investors considered many factors in selecting Investment Divisions for the Asset Allocation Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.
New York Life Investment Management LLC (“New York Life Investments") was also subject to competing interests that may have impacted the composition of the Asset Allocation Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the Asset Allocation Models. MainStay VP Investment Divisions represent such a significant percentage of the Asset Allocation Models because they constitute a preponderance of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up those models.
As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the Asset Allocation Models.
The Franklin Templeton Model Portfolios
The Franklin Templeton Model Portfolio Funds (the “Model Portfolios”) were created on our behalf by an unaffiliated third-party investment manager, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), an indirect wholly-owned subsidiary of Franklin Resources, Inc., for the exclusive use of NYLIAC’s variable annuity and variable life insurance policyholders. Each Model Portfolio, itself an Eligible Portfolio, will actively invest in multiple other funds of various asset classes and strategies (the “Underlying Funds”), to seek to achieve a different investment objective depending on the risk tolerance for the particular Model Portfolio.
The Underlying Funds available to the Model Portfolios for investment are comprised entirely of the initial class or similar shares of the Eligible Portfolios available under your policy, except for (i) Eligible Portfolios that are themselves, funds of funds, and (ii) Eligible Portfolios that did not agree to sell their shares to the Model Portfolios.
Conflicts of Interest Relating to the Model Portfolios
LMPFA’s affiliated subadviser Franklin Advisers, Inc. (“Franklin”) selected the initial composition of each Model Portfolio. Thereafter, Franklin manages the Model Portfolios, evaluating assets on a frequent basis and making changes to the investments of the Model Portfolios as deemed necessary. To the extent that NYLIAC adds, deletes, closes or substitutes the Eligible Portfolios available under your policy, the composition of the Underlying Funds available to the Model Portfolios for investment will likewise change. LMPFA and Franklin, have sole discretion relating to investment by the Model Portfolios in the Underlying Funds. Neither NYLIAC, nor its parent company, affiliates or subsidiaries have input into the investment decisions of LMPFA and/or Franklin. For additional information regarding the risks of investing in a Model Portfolio, see that Model Portfolio’s prospectus.
For providing certain administrative support to LMPFA and Franklin, Legg Mason Investor Services, LLC, the distributor of the Model Portfolios, compensates NYLIAC based on the aggregate net asset value of the shares of the Model Portfolios held by the Separate Account and other NYLIAC separate accounts (the “NYLIAC Separate Accounts”). NYLIAC also receives Rule 12b-1 fees, which are deducted from the assets of certain share classes of the Model Portfolios. For administrative services that NYLIAC performs with respect to NYLIAC Separate Account assets invested in the Model Portfolios and allocated to the Underlying Funds, NYLIAC receives compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds based on the aggregate net asset value of the Underlying Fund shares held by the Model Portfolios and attributable to investment by the NYLIAC Separate Accounts. The fees paid by the Underlying Funds for such services are paid at the same annual rate and fee schedule as the fees paid by the Underlying Funds for administrative services with respect to net assets of the Eligible Portfolios held directly by the NYLIAC Separate Accounts.
These payments are a factor in our selection of the Eligible Portfolios, which in turn, are available to the Model Portfolios for investment. However, only LMPFA and Franklin will determine the portion of the Model Portfolios’ assets, if any, that are invested in particular Underlying Funds. Policyowners, through their direct investment in the Model Portfolios and their indirect investment in the Underlying Funds, bear the costs of these fees. LMPFA and Franklin receive no payments from the Underlying Funds in connection with an investment by the Model Portfolios (except to the extent described below), nor do they know the terms of the payment arrangements (if any) between the Underlying Funds and NYLIAC.
LMPFA and Franklin are also subject to competing interests that may influence their investment decisions with respect to the Model Portfolios. For example, LMPFA is the investment adviser for both the Model Portfolios and for the ClearBridge Variable Appreciation Portfolio, one of the available Underlying Funds and receives a management fee from the fund. LMPFA and Franklin, therefore, have an incentive to allocate a greater portion of a Model Portfolio’s assets to the ClearBridge Variable Appreciation Portfolio rather than to unaffiliated funds.
As noted above, we receive payments or compensation from the Underlying Funds or their Investment Advisers, or from other service providers of the Underlying Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to such Underlying Fund and their availability through the Model Portfolios. The amount of this revenue and how it is computed varies by each Underlying Fund, may be significant, and may create conflicts of interest in the selection of the Eligible Portfolios that are available to the Model Portfolios for investment.
Investment Return
The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account and DCA Accounts, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account, DCA Accounts and/or Loan Account.
The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one Valuation Day to the end of the next Valuation Day.
We will credit any amounts in the Fixed Account, DCA Accounts, and Loan Account with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. This rate will never be less than an annual rate of 2%. We may credit different interest rates to amounts in the Fixed Account, DCA Accounts, and the Loan Account. All Net Premiums applied to the Fixed Account and DCA Accounts, and amounts transferred to the Fixed Account and Loan Account, receive the applicable rate in effect on the Business Day we receive the premium payment or process the transfer.
Interest rates for subsequent premium payments into the Fixed Account and DCA Accounts may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Accounts. Interest rates will fluctuate for the entirety of holdings in the Fixed Account, while each premium paid into the DCA Accounts will receive one rate of interest for the entire DCA period.
Voting
We will vote the shares that the Investment Divisions of the Separate Account holds in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi-annual report.
While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.
We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy materials, reports, and other materials relating to the Fund to each person having a voting interest.

We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive timely voting instructions. To the extent required by any applicable SEC order, any shares beneficially owned by NYLIAC or its affiliates will also be proportionately voted in accordance with those instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote.

Charges Associated With The Policy

As with all life insurance policies, certain charges apply under the policy. The following is a summary explanation of these charges. (See “Additional Information About Charges” in the SAI for more information.)
Deductions From Premium Payments
When we receive a premium payment from you, whether planned or unplanned, we will deduct a Premium Expense Charge, which includes a sales expense charge and a state premium tax charge. If your policy is a Non-Qualified Policy the Premium Expense Charge will also include a federal tax charge.
Premium Expense Charge
A Premium Expense Charge is deducted from each Planned and Unplanned Premium payment when that payment is received. The amount of the charge is determined by applying a percentage to the premium amount paid.
For Non-Qualified Policies, we currently deduct a Premium Expense Charge of 4%. The state tax component of the Premium Expense Charge is currently 2% of each premium payment you make, or $20 per $1,000 of premium. The federal tax component is currently 1.25% of each premium payment you make, or $12.50 per $1,000 of premium. The sales expense component is currently 0.75% of each premium payment you make, or $7.50 per $1,000 of premium. We may increase the Premium Expense Charge for Non-Qualified Policies to reflect changes in applicable tax law; however, the total Premium Expense Charge will never exceed 8%.
For Qualified Policies, we currently deduct a Premium Expense Charge of 2.75%. The state tax component of the Premium Expense Charge is currently 2% of each premium payment you make, or $20 per $1,000 of premium. The sales expense component is currently 0.75% of each premium payment you make, or $7.50 per $1,000 of premium. We may increase the Premium Expense Charge for Qualified Policies to reflect changes in applicable tax law; however, the total Premium Expense Charge will never exceed 6.75%.
Deductions From Cash Value
Each month, we will deduct a Monthly Contract Charge, a Monthly Cost of Insurance Charge, a Monthly Mortality and Expense Risk Charge, a Monthly Per Thousand of Face Amount Charge, and a rider charge for the cost of any additional riders from your policy’s Cash Value. We currently do not deduct a Monthly Mortality and Expense Risk Charge for Series 2 Policies, although we may do so in the future. If you have elected the Expense Allocation option, the Monthly Deduction Charges will be deducted according to those instructions. Otherwise, we will deduct these charges proportionately from each of the Investment Divisions and the Fixed Investment Options.
We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment and underwriting approval in Good Order. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.
Monthly Contract Charge
On each Monthly Deduction Day, we will deduct a Monthly Contract Charge to cover our costs for providing certain administrative services, including collecting premium, recordkeeping, processing claims, and communicating with policyowners.
We currently deduct a Monthly Contract Charge of $10 per month. We guarantee that this charge will never exceed $15 per month in all Policy Years.
Monthly Cost Of Insurance Charge
On each Monthly Deduction Day, we will deduct the Monthly Cost of Insurance Charge from the Cash Value of your policy for the cost of providing a Life Insurance Benefit to you. This charge is equal to (1) multiplied by the result of (2) minus (3), where:
(1)
Is the monthly cost of insurance rate per $1,000 of Net Amount at Risk;

(2)
Is the number of thousands of Life Insurance Benefit divided by 1.0032737; and
(3)
Is the number of thousands of Cash Value as of the Monthly Deduction Day (before Monthly Deduction Charges are subtracted).
The Net Amount at Risk is (2) minus (3).
The Life Insurance Benefit varies based upon the Life Insurance Benefit Option chosen and may be affected by optional riders elected on the policy. The Cash Value varies based upon the performance of the Investment Divisions selected, interest credited to the Fixed Account, DCA Accounts and Loan Account, outstanding loans (including loan interest), charges, premium payments, and any non-guaranteed Persistency Credit that we may pay. We determine the initial rate of the monthly cost of insurance based upon our underwriting of your policy. This determination is based on various factors including, but not limited to, the insured’s issue age, gender, underwriting class, Policy Year, and Face Amount. We may change these rates from time to time, based on changes in future expectations of various factors, including, but not limited to, mortality, investment income, expenses, and persistency. In some cases, a Flat Extra charge may be deducted as part of the Monthly Cost of Insurance Charge due to an insured’s circumstances, including but not limited to, his or her medical condition, occupation, motor vehicle, or aviation record. If applicable, the amount and duration of these Flat Extras will be displayed on your Policy Specifications Pages. The cost of insurance rates, however, will never exceed the guaranteed maximum cost of insurance rates for your policy.
Your Monthly Cost of Insurance Charge may vary from month to month depending on changes in the cost of insurance rates and the Net Amount at Risk. We calculate the Monthly Cost of Insurance Charge for the initial Face Amount separately from the Monthly Cost of Insurance Charge for any increase in the policy’s Face Amount. If you request and we approve an increase to your policy’s Face Amount, then a different rate class (and therefore cost of insurance rate) may apply to the increase, based on the insured’s age and circumstances at the time of the increase. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.
We base the guaranteed rates for policies that provide coverage for insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. If the insured’s issue age is 17 or younger, we base the guaranteed rates on the 2017 Commissioner’s Standard Ordinary Mortality Table, Unismoke version. If the insured’s issue age is 18 or older and is in a standard or better underwriting class, we base the guaranteed rates on the 2017 Commissioner’s Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the insured’s underwriting class.
Monthly Mortality And Expense Risk Charge
We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we have expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than what we have estimated. On each Monthly Deduction Day, we deduct a Monthly Mortality and Expense Risk Charge from the Separate Account Value as of that day. This charge varies based on the Separate Account Cash Value and the policy duration.
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Current— For Series 1 Policies, we deduct a Monthly Mortality and Expense Risk charge based on Separate Account Cash Value. For Series 1 Policies, the current charge is 0.10% per year. For Series 2 Policies, we may deduct a Monthly Mortality and Expense Risk charge based on Separate Account Cash Value. For Series 2 Policies, the current charge is 0.00% per year.
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Guaranteed Maximum—We guarantee that the Monthly Mortality and Expense Risk charge will never exceed an annual rate of 0.50%, or $5.00 per $1,000, of the Separate Account Value.
Monthly Per Thousand Of Face Amount Charge
We currently deduct a Monthly Per Thousand of Face Amount Charge during the first 10 Policy Years that varies based on risk class, gender, issue age, policy duration, Face Amount, and Policy Series. For Series 1 Policies or Face Amount increases on such policies applied for: (a) on or after April 1, 2019, we guarantee that the Monthly Per Thousand of Face Amount Charge will never exceed $2.64257 per thousand of Face Amount during the first 20 Policy Years and will be $0 thereafter; and (b) before April 1, 2019, we guarantee that the Monthly Per Thousand of Face Amount Charge will never exceed $2.40233 per thousand of Face Amount during the first 20 Policy Years and will be $0 thereafter. For Series 2 Policies or for Face Amount increases applied for on such policies, we guarantee that the

Monthly Per Thousand Face Amount Charge will never exceed $2.7955 per thousand of Face Amount during the first 20 Policy Years and will be $0 thereafter. We calculate the Monthly Per Thousand of Face Amount Charge (including its duration) for the initial Face Amount separately from the Monthly Per Thousand of Face Amount Charge for any increase in the policy’s Face Amount. Any increase in Face Amount is considered “applied for” on the date that we receive the request in Good Order.
Rider Charges
Each month, we deduct any applicable charges for any optional riders you may have chosen. (For more information about specific charges, see “Table of Fees and Expenses.”)
Expense Allocation Option
With the Expense Allocation option, you choose how to allocate deductions from your Cash Value. These include the Monthly Deduction Charges. You can instruct us at the time of the application, and any time thereafter, to have expenses deducted from the MainStay VP U.S. Government Money Market Investment Division, the Fixed Account, or a combination of the two.
If the values in the MainStay VP U.S. Government Money Market Investment Division and/or the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions and the Fixed Investment Options.
Because the available Asset Allocation Models do not invest in either the Fixed Account or the MainStay VP U.S. Government Money Market Investment Division, you may not elect the Expense Allocation option if your Cash Value is allocated exclusively to an Asset Allocation Model.
Separate Account Charges
Charges For Federal Income Taxes
We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.
Fund Charges
Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at the accumulation unit value. The accumulation unit value reflects the investment advisory fees and other expenses that are deducted on each Valuation Day from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses.
Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC Rules, including Rules 2a-7 or 22c-2 under the 1940 Act. In such cases, we would administer the Fund fees and deduct them from your Cash Value or transaction proceeds.
Transaction Charges
Surrender Charges
The surrender charge is in addition to the Premium Expense Charge. Your policy may be subject to a surrender charge if you take any of the following actions during the Surrender Charge Period:
(a)
You fully surrender your policy;
(b)
You request a Face Amount decrease;
(c)
You request a partial surrender that results in a Face Amount decrease; or

(d)
You request a change to your Life Insurance Benefit Option that results in a Face Amount decrease.
In addition, if you request an increase to the Face Amount of your policy, a new set of surrender charges and a new Surrender Charge Period will apply to the amount of the increase.
The surrender charges, and the applicable Surrender Charge Period, will vary according to the Insured’s age at the time the policy is issued. The maximum amount of the surrender charge will be the lesser of (a) or (b), where (a) equals 50% of the total premiums paid under the policy and (b) a percentage of the Surrender Charge Premium (which changes by duration as shown in the table below). Since the percentage used to calculate (b) is lower in later Policy Years, the maximum surrender charge is reduced over time.
Surrender Charge Schedule
Age at Policy Issue
Policy Year	Age 75 and Less	Age 76	Age 77	Age 78	Age 79	Age 80
1	94%	94%	94%	94%	94%	94%
2	89%	88%	86%	83%	79%	74%
3	84%	82%	78%	72%	64%	54%
4	79%	77%	71%	63%	52%	36%
5	74%	70%	61%	50%	31%	10%
6	62%	55%	44%	30%	10%	0%
7	49%	40%	27%	10%	0%	0%
8	36%	25%	10%	0%	0%	0%
9	23%	10%	0%	0%	0%	0%
10	10%	0%	0%	0%	0%	0%
11+	0%	0%	0%	0%	0%	0%
For example, a Male insured age 40, Preferred class, with a planned annual premium of $3,500 and a Surrender Charge Premium of $5,572.50 for a Face Amount of $250,000, who has elected Life Insurance Benefit Option 1 would pay a surrender charge of $1,750 if he surrenders his policy at the end of the first Policy Year. The surrender charge in this example is calculated as the lesser of (a) or (b) as follows:
(a) = 50% of $3,500 = $1,750; and
(b) = 94% of Surrender Charge Premium = $5,238.15.
Since (a) is less than (b), the surrender charge would be $1,750.
If the policy remains in force, no surrender charge is assessed.
Surrender Charges On Transactions Resulting In A Face Amount Decrease
If, during the Surrender Charge Period, you request (i) a Face Amount decrease, (ii) a partial surrender that results in a Face Amount decrease, or (iii) a change in your Life Insurance Benefit Option that results in a Face Amount decrease, we will deduct a surrender charge if applicable. This charge will equal the difference between the surrender charge that we would have charged if you had surrendered your entire policy before the decrease and the surrender charge that we would charge had you surrendered your entire policy after the decrease. We will not impose a surrender charge on a decrease or termination of any rider.

EXAMPLE – Insured Age 40
Face Amount Prior to Decrease	$500,000
Amount of Decrease	$100,000
Face Amount after Decrease	$400,000
Surrender Charge on Face Amount prior to Decrease ($500,000)	$1,280
Less Surrender Charge on Face Amount after Decrease ($400,000)	$1,030
Surrender Charge Deducted	$250
Surrender Charges After A Face Amount Increase
The surrender charges and the Surrender Charge Period applicable to a Face Amount increase will vary according to the Insured’s age at the time of the increase, as set forth in the table below. This schedule will start on the date we process your request. The Surrender Charge Premium we use under this schedule will be based on the insured’s age on the most recent Policy Anniversary at the time of the increase. The original surrender charge schedule applicable at policy issue will continue to apply to the original Face Amount of your policy. The maximum amount of the surrender charge will be the lesser of (a) or (b), where (a) equals 50% of the total premiums paid under the policy and (b) a percentage of the Surrender Charge Premium (which changes by duration as shown in the table below).
Surrender Charge Schedule After a Face Amount Increase
Age at Time Face Amount Increase is Requested
Policy Year after Face Amount Increase	Age 75 and Less	Age 76	Age 77	Age 78	Age 79	Age 80
1	94%	94%	94%	94%	94%	94%
2	89%	88%	86%	83%	79%	74%
3	84%	82%	78%	72%	64%	54%
4	79%	77%	71%	63%	52%	36%
5	74%	70%	61%	50%	31%	10%
6	62%	55%	44%	30%	10%	0%
7	49%	40%	27%	10%	0%	0%
8	36%	25%	10%	0%	0%	0%
9	23%	10%	0%	0%	0%	0%
10	10%	0%	0%	0%	0%	0%
11+	0%	0%	0%	0%	0%	0%
If you have made multiple increases to the Face Amount of your policy, and later decide to decrease the Face Amount of your policy or surrender it, we will calculate the surrender charge in the following order:
(1)
based on the surrender charge associated with the last increase in Face Amount;
(2)
based on each prior increase, in the reverse order that the increases occurred; and
(3)
based on the initial Face Amount.
In the event of a Face Amount decrease, we will charge the highest applicable surrender charge.

Partial Surrender Fee
When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender. Currently, we do not charge a fee when you make a partial surrender.
Transfer Fee
We currently do not charge for transfers made between Investment Divisions. However, we have a right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.
Loan Charges
We currently charge an effective annual loan interest rate of 3% in Policy Years 1-10 and 2% in Policy Years 11 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6% in any Policy Year. When you request a loan, a transfer of funds will be made from the Separate Account (or the Fixed Investment Options, if so requested) to the Loan Account so that the Cash Value in the Loan Account is at least 100% of the requested loan plus any outstanding loan principal.
When you take a loan against your policy, the loaned amount that we hold in the Loan Account may earn interest at a different rate from the rate we charge you for loan interest. We guarantee that the interest rate we credit on loaned amounts will always be at least the Guaranteed Minimum Interest Rate credited to the Fixed Account for your policy. For the first ten Policy Years, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans minus 2% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 4%). Currently, for the first ten Policy Years, the rate we expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in Policy Year 11, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans minus 0.25% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 5.75%). Currently, beginning in Policy Year 11, the rate we expect to credit on loaned amounts is equal to the rate we charge for loan interest. (See “Loans” for more information.)
Rider Charges
A monthly charge will be deducted if any of the following riders are in effect: the Intermediate No Lapse Guarantee Rider (not available for Series II Policies), the Guaranteed Insurability Rider, the Monthly Deduction Waiver Rider, the Accidental Death Benefit Rider, the Guaranteed Minimum Accumulation Benefit Rider, or the Waiver of Specified Premium Rider. See “Table of Fees and Expenses” for more information.
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The current periodic charges for the Guaranteed Insurability Rider, the Monthly Deduction Waiver Rider, the Accidental Death Benefit Rider, and the Waiver of Specified Premium Rider will vary based on the characteristics of the insured.
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The current annual charge rate for the GMAB Rider will be set by us, at least once a year.
•
The current and maximum charges for the Intermediate No Lapse Guarantee Rider (not available for Series II Policies) are $0.01 per thousand of the Face Amount of your policy.
A one-time charge will be applied if you exercise the Living Benefits Rider or the Overloan Protection Rider. A one-time payment may also be required if you exercise the Insurance Exchange Rider. The current one-time fee to elect the benefit for Insurance Exchange and the Overloan Protection Riders will vary.
•
The current one-time fee for the Insurance Exchange Rider is based on 103% of the excess amount of the Cash Surrender Value of the new policy over the Cash Surrender Value of the existing policy at the time of exercise. If there is no excess amount, the one-time fee will not be charged.
•
The current one-time fee for the Overloan Protection Rider is based on a percentage of the Cash Value, the attained age of the Insured, and additionally, for Series 2 Policies, whether the Life Insurance Qualification Test is GPT or CVAT.
•
The current one-time fee for the Living Benefits Rider is $150.

The fees and charges for the riders specified above will never be greater than the maximum charges specified in the Table of Fees and Expenses. See “Table of Fees and Expenses” for more information about specific charges for the riders.
Commissions Paid To Dealers
The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this Policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.
For Series 1 Policies, the maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.9% per year. For Series 2 Policies, the maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 7.0% per year. (This figure is based on planned annual premiums of $2,900 and assumes a discount rate of 6%. Additional assumptions for the policy are: Male issue age 40, issued Preferred, with an initial face amount of $250,000 and Life Insurance Benefit Option 1.) Broker-dealers receive commission not to exceed 50% of the premiums paid up to a policy’s Commissionable Target Premium in Policy Year 1, 8% in Policy Year 2, 6.25% in Policy Years 3-4, 6.5% in Policy Years 5-6, 6% in Policy Years 7-10 and 3.5% in Policy Years 11-15, plus 3% of premiums paid in excess of such amount in Policy Years 1-15. Broker-dealers may also receive additional asset-based fees of 0.08% in Policy Years 11 and beyond.
The commissions, service fees and other compensation described above is not deducted directly from your policy’s cash value. Rather NYLIAC and its affiliates pay these expenses from the Sales Expense Charges, other charges under the policies and other resources.

Description Of The Policy

The Parties
There are three important parties to the Policy: the policyowner(s), the insured, and the beneficiary(ies). One individual can have one or more of these roles. Each party plays an important role in a Policy.
POLICYOWNER: This person (persons) or entity can purchase and surrender a policy, and can make changes to it, such as:
•
increase/decrease the Face Amount
•
choose a different Life Insurance Benefit Option
•
elect/add/delete riders
•
change a beneficiary
•
choose/change underlying Investment Options
•
take a loan against or take a partial surrender from the Cash Surrender Value of the policy.
The current policyowner (on Non-Qualified Policies) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company’s approved “Transfer of Ownership” form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be in Good Order and be sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. This means the new policyowner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request also requires that the new policyowner(s) submit financial and suitability information as well. Purchasers of Qualified Policies should carefully consider the costs and benefits of the policy (such as the death benefit and rider benefits) before purchasing a policy because the tax-favored arrangement of qualified accounts themselves provide for tax-deferral on any growth.
INSURED: The person whose life is insured under the policy. This individual’s personal information determines the cost of the life insurance coverage. The policyowner also may be the insured.
BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.
Who is named as Policyowner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.
The Policy
The policy provides life insurance protection on the named insured. We will pay the designated beneficiary the Life Insurance Proceeds if the policy is still in effect when the insured dies.
The policy offers:
1.
flexible premium payments where you decide the timing and amount of the payment;
2.
a choice of two Life Insurance Benefit Options;
3.
access to the policy’s Cash Surrender Value through loans and partial surrender privileges (within limits);
4.
the ability to increase or decrease the policy’s Face Amount of insurance (within limits);
5.
a No Lapse Guarantee that the policy will not lapse during the Guarantee Period so long as the specified minimum premiums have been paid and it passes the No Lapse Guarantee Premium Test;

6.
additional benefits through the use of optional riders; and
7.
a selection of premium allocation options, consisting of 84 Investment Divisions (83 of which are open to all investors) and Fixed Investment Options with guaranteed minimum interest rates. You may also continue to allocate your policy’s Cash Value to an available Asset Allocation Model at no extra charge, provided you have already allocated a portion of your policy’s Cash Value to such a Model.
How The Policy is Available
The policy is available as a Non-Qualified Policy. At times, NYLIAC may make the policy available as a Qualified Policy to new participants of existing Qualified Plans. Qualified Policies are issued on a unisex basis. Any reference in this prospectus that makes a distinction based on the gender of the insured should be disregarded as it relates to Qualified Policies. This policy is only available on the basis of full medical underwriting.
Policy Premiums
Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may need to make additional premium payments to keep your policy from lapsing. The currently available methods of payments are: direct payment to NYLIAC, pre-authorized one-time or monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us. (See “Premiums” for more information.)
Cash Value
The Cash Value of this policy at any time is equal to the Separate Account Value plus the value in the Fixed Account, DCA Plus Account, DCA Extension Account, and the Loan Account. This amount is allocated based on the instructions you give us. A number of factors affect your policy’s Cash Value, including, but not limited to:
•
the amount and frequency of the premium payments;
•
the investment experience of the Investment Divisions you choose;
•
the interest credited on the amount in the Fixed Account and DCA Accounts;
•
any non-guaranteed Persistency Credits that we may pay;
•
the amount of any partial surrenders you make (including any charges you incur as a result of such surrenders); and
•
the amount of charges we deduct.
The Cash Value is not necessarily the amount you receive when you surrender your policy. (See “Surrenders” for details about surrendering your policy.)
Investment Divisions, The Fixed Account and the DCA Accounts
We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Appendix: Eligible Portfolios Available Under the Policy” for our list of available Investment Divisions), the Fixed Account, and within limits, the DCA Accounts, based on your instructions. You can choose a maximum of 21 Investment Options for Net Premium payments from among 84 Investment Divisions (83 of which are open to all investors), the Fixed Account and/or DCA Accounts. Your choice of Investment Options may be limited if you elect certain benefits or riders. You may also continue to allocate your Net Premium payments to an available Asset Allocation Model at no extra charge, provided you have already allocated a portion of your policy’s Cash Value to such a Model. If you do so, each Investment Division within the Asset Allocation Model selected will be counted toward the maximum of 21 permitted Investment Options.

Non-guaranteed Persistency Credit
On your Persistency Credit Start Date (as specified in your Policy Specifications Page), we may apply a persistency credit to the unloaned portion of you policy’s Cash Value on each Monthly Deduction Day beginning in Policy Year 16 for Series 1 Policies and in Policy Year 11 for Series 2 Policies.
If the persistency credit is paid, it will be calculated on each Monthly Deduction Day as follows:
1.
After Net Premiums are applied and any loan, transfer or surrender requests are processed, but before Monthly Deduction Charges are deducted, and
2.
As a percentage up to the Maximum Persistency Credit Percentage (monthly rate) (as specified in your Policy Specifications Page), multiplied by your policy’s Cash Value, excluding the portion of the Fixed Account that is securing any unpaid loan(s).
For Series 1 Policies, the persistency credit that we expect to pay on a monthly basis is 0.02081% (0.25% annualized) of the unloaned portion of your policy’s Cash Value. For Series 2 Policies, the persistency credit that we expect to pay on a monthly basis is 0.00833% (0.10% annualized) from Policy Year 11 through 15 and 0.01665% (0.20% annualized) in Policy Years 16 and thereafter. If it is paid, it will be applied proportionally to the Cash Value in each of the Investment Divisions and the Fixed Account. For tax purposes, the persistency credit is considered investment experience, not premium.
If paid, the persistency credit will end when your policy ends or is terminated. See “Termination and Reinstatement” for more information.
Your policy’s persistency credit is not guaranteed except in New York, and we may discontinue the feature at any time. For more information on the persistency credit, please contact your registered representative.
Amount In The Separate Account
We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, transferred, partially surrendered, fully surrendered, or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.
We determine accumulation unit values for the Investment Divisions as of the end of each Valuation Day.
Amount In The Fixed Account and the DCA Accounts
You can choose to allocate all or part of your Net Premium payments to the Fixed Account and, within limits, to the DCA Accounts. Allocations to the DCA Plus Account may be made only during the first year following the Initial Premium Transfer Date. Allocations to the DCA Extension Account may only be made after the Initial Premium Transfer Date, and only during the first 7 Policy Years.
The amount you have in the Fixed Account and/or DCA Accounts equals:
(1)
the sum of the Net Premium payments you have allocated to the Fixed Account and/or DCA Accounts; plus
(2)
any transfers you have made from the Separate Account to the Fixed Account (no transfers can be made into the DCA Accounts); plus
(3)
any interest credited to the Fixed Account and/or DCA Accounts; plus
(4)
any non-guaranteed Persistency Credit that we may pay to the Fixed Account; minus
(5)
any partial surrenders taken from the Fixed Account and/or DCA Accounts; minus
(6)
any charges we have deducted from the Fixed Account and/or DCA Accounts; minus

(7)
any transfers you have made from the Fixed Account and/or DCA Accounts to the Separate Account.
Transfers Among Investment Divisions, The Fixed Account and the DCA Accounts
You can transfer all or part of the Cash Value of your policy (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the DCA Accounts to the Investment Divisions of the Separate Account, (3) from the DCA Accounts to the Fixed Account, (4) from the Investment Divisions of the Separate Account to the Fixed Account, or (5) between the Investment Divisions in the Separate Account. You cannot transfer any portion of the Cash Value of your policy from the Investment Divisions or the Fixed Account to the DCA Accounts. You may also continue to allocate your policy’s Cash Value to an available Asset Allocation Model, provided you have already allocated a portion of your policy’s Cash Value to such a Model. Your choice of Investment Options may be limited if you elect certain benefits or riders. If you elect the Guaranteed Minimum Accumulation Benefit Rider, transfers from the GMAB Investment Divisions to the Fixed Account will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account Value can be greater than the dollar amount of these transfers. (See “The Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.”)
You can request a transfer under the following conditions:
•
Maximum Transfer—The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (1) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (2) $5,000. This means, for example, if you have $50,000 in the Fixed Account, it will take you 8 years to transfer out the entire amount.
During any period when the interest rate credited on the Fixed Account is equal to the Guaranteed Minimum Interest Rate for that Account, the maximum amount you can transfer to the Fixed Account during any Policy Year is the greater of (1) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or (2) $5,000. This limit, however, will not apply if the insured was age 80 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year during which the limit becomes effective, you cannot make any additional transfers to the Fixed Account during that Policy Year while the limit remains in effect. We will count transfers made in connection with the Dollar-Cost Averaging, Automatic Asset Rebalancing, and Interest Sweep options as a transfer toward these Fixed Account maximum limits. Transfers made in connection with DCA Plus or DCA Extension will not count toward these maximum transfer limits.
•
Minimum Transfer—The minimum amount you can transfer from the Investment Divisions or from the Fixed Account is the lesser of (i) $500 or (ii) the total amount in the Investment Divisions or the Fixed Account.
Minimum transfer limitations do not apply on transfers made from the DCA Accounts to the Investment Divisions or the Fixed Account.
•
Minimum Remaining Value—If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Fixed Account you have chosen. (This will apply even in cases where you have reached the Maximum Transfer amount outlined above).
•
Transfer Charge—We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from amounts in the Investment Divisions in the Fixed Account in proportion to amounts in these Investment Options. We will not count any transfer made in connection with the Dollar-Cost Averaging, Automatic Asset Rebalancing, DCA Plus, and Interest Sweep options as a transfer toward the twelve transfer limit.
•
How to request a transfer:
(1)
submit your request in writing on a form we approve to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);
(2)
speak to a customer service representative at 1-800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. Eastern Time; or
(3)
make your request online by logging into www.newyorklife.com.

We do not currently accept faxed or e-mailed transfer requests; however we reserve the right to accept them at our discretion. Transfer requests received after 4:00 p.m. Eastern Time on a Business Day, or on a non-Business Day, will be priced as of the next Business Day. (See “Management and Organization—How to Reach Us for Policy Services” for more information.)
Limits On Transfers
Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.
Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:
•
reject a transfer request from you or from any person acting on your behalf
•
restrict the method of making a transfer
•
charge you for any redemption fee imposed by an underlying Fund
•
limit the dollar amount, frequency, or number of transfers.
Currently, if you or someone acting on your behalf requests transfers - either by telephone or electronically - into or out of one or more Investment Divisions on three or more days within any 60-day period, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received in Good Order by the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will provide you with written notice when we take this action.
We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer into the Investment Divisions on the Initial Premium Transfer Date, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy immediately after funds have been transferred to the MainStay VP U.S. Government Money Market Investment Division on the Initial Premium Transfer Date, and transfers made pursuant to the Dollar-Cost Averaging, Automatic Asset Rebalancing, and Interest Sweep options.
We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.
We apply our limits on transfers procedures to all owners of this policy without exception.
Orders for the purchase of Eligible Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Eligible Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.
Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.
•
We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.
•
Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.
The underlying Eligible Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Eligible Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Eligible Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.
•
Other insurance companies, which invest in the Eligible Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable Investment Options correspond to the affected underlying Eligible Portfolios.
•
Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
(1)
an adverse effect on Portfolio management, such as:
a)
impeding a Portfolio manager’s ability to sustain an investment objective;
b)
causing the underlying Eligible Portfolio to maintain a higher level of cash than would otherwise be the case; or
c)
causing an underlying Eligible Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) to pay withdrawals or transfers out of the underlying Eligible Portfolio.
(2)
increased administrative and Fund brokerage expenses.
(3)
dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Eligible Portfolio are made when, and if, the underlying Eligible Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).
Options Available At No Additional Charge
Dollar-Cost Averaging
Dollar-Cost Averaging is a systematic method of investing which allows you to purchase shares of the Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. The main objective of Dollar-Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low, and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar-Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.
You may not make Dollar-Cost Averaging transfers from the Fixed Account, but you can make Dollar-Cost Averaging transfers into the Fixed Account. In addition, you cannot make transfers into the DCA Accounts. Transfers out of the DCA Plus Account are subject to the DCA Plus Program and transfers out of the DCA Extension Account are subject to the DCA Extension Program (see below).
You can elect this option if your Cash Value is $2,500 or more. We will suspend this option automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar-Cost Averaging transfers will resume automatically as last requested.
To set up Dollar-Cost Averaging, you may contact us by phone on our toll-free number (1-800-598-2019) or send a completed Dollar-Cost Averaging form in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus or by any other method we make available. We will make Dollar-Cost Averaging transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month other than the 29th, 30th, or 31st of a month. NYLIAC must receive your written request in Good Order no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your Request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request in Good Order.
You may cancel the Dollar-Cost Averaging option at any time. To cancel the Dollar-Cost Averaging option, you may call us toll-free at 1-800-598-2019, or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). You may not elect Dollar-Cost Averaging if you have chosen Automatic Asset Rebalancing or if you have previously selected an available Asset Allocation Model as your premium allocation. However, you have the option of alternating between Dollar-Cost Averaging and Automatic Asset Rebalancing. Dollar-Cost Averaging is not available when the DCA Plus Program or DCA Extension Program is in place.
Dollar-Cost Averaging Plus Account
The DCA Plus Program allows you to make regular periodic allocations from the DCA Plus Account into the Investment Divisions and/or Fixed Account over the twelve-month period following the Initial Premium Transfer Date. The DCA Plus Account must be elected at the time your policy is issued. It involves the automatic transfer of a specified amount from the DCA Plus Account into the Investment Divisions and/or Fixed Account according to the allocation instructions provided by you. If you have previously selected an available Asset Allocation Model, we will make monthly transfers from the DCA Plus Account in accordance with the Investment Division percentages specified by that model. Subsequent premium payments received during the DCA Plus Transfer Period will be allocated similarly unless you direct us otherwise.
The DCA Plus Account will credit interest at a rate, which we declare periodically, in advance, and at our sole discretion. The rate may fluctuate throughout the DCA Plus Transfer Period, but it will never be less than the GMIR. We may credit different interest rates to the DCA Plus Account, the Fixed Account, and to the Loan Account. Net Premium payments to the DCA Plus Account will receive the applicable interest rate in effect on the Business Day we receive that premium payment. Interest rates for subsequent premium payments into the DCA Plus Account may be different from the rate applied to prior premium payments made into the DCA Plus Account. Interest accrues and is credited daily. Contact your registered representative for the current rate. Amounts in the DCA Plus Account only earn the DCA Plus Account interest rate while they are in the DCA Plus Account waiting to be transferred to the Investment Divisions and/or Fixed Account. Because the entire initial premium is not in the DCA Plus Account for the full year, the annual effective rate will not be achieved.
If you elect to participate in this program, a minimum of $1,000 of the initial Net Premium must be allocated to the DCA Plus Account. Subsequent premiums received within 12 months following the Initial Premium Transfer Date will also be allocated to the DCA Plus Account unless you direct us otherwise. If you participate in the DCA Plus Account program, you cannot use traditional Dollar-Cost Averaging or Interest Sweep until such time that the DCA Plus Account is closed. The DCA Plus Account will close automatically 12 months following the Initial Premium Transfer Date, or such time that the balance in the DCA Plus Account on a DCA Plus Transfer Date falls below $100, whichever is sooner.
Amounts in the DCA Plus Account will be transferred to the Investment Divisions and/or Fixed Account on the monthly anniversary following the Initial Premium Transfer Date. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Plus

Account as of the date of the transfer. Transfers from the DCA Plus Account occur automatically and are based on the following formula:
Monthly Anniversary of the Initial Premium Transfer Date	Amount Transferred from the DCA Plus Account (as a percentage of the DCA Plus Account Value as of the applicable Month)
1	8.33%
2	9.09%
3	10.00%
4	11.11%
5	12.50%
6	14.29%
7	16.67%
8	20.00%
9	25.00%
10	33.33%
11	50.00%
12	100.00%
 The entire value of the DCA Plus Account will be completely transferred to the Investment Divisions and/or Fixed Account within 12 months of the Initial Premium Transfer Date. For example, if you allocate an initial premium payment to the DCA Plus Account under which the 12-month term will end on December 31, 2023 and we receive a subsequent premium payment for the DCA Plus Account before December 31, 2023, we will allocate the subsequent premium payment to the same DCA Plus Account and transfer the entire value of the DCA Plus Account to the Investment Divisions and/or Fixed Account by December 31, 2023 based on the schedule shown above, even though a portion of the money was not in the DCA Plus Account for the entire 12-month period.
You cannot make transfers into the DCA Plus Account.
Use of the DCA Plus Account does not assure growth or protect against loss in declining markets. Assets in our General Account support the DCA Plus Account.
You can cancel the DCA Plus Account at any time. To cancel the DCA Plus Account, you must send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). Upon receiving your cancellation request we will transfer the entire DCA Plus Account balance to the Investment Divisions and/or Fixed Account according to the allocation instructions provided by you(including any available Asset Allocation Model you have chosen) DCA Plus may not be available in all jurisdictions.
Dollar-Cost Averaging Extension Account
The DCA Extension Program is another optional feature that allows you to make regular periodic allocations from the DCA Extension Account to the Investment Divisions and/or Fixed Account. This program, however, is only available after issue and completion of the DCA Plus Program (if applicable), and only for the first 7 Policy Years (the “DCA Extension Availability Period”). If you select this feature, any single premium payment that we receive during the DCA Extension Availability Period that is a minimum of $10,000 (the “DCA Extension Eligible Premium”) will be applied to the DCA Extension Account. Beginning on the monthly anniversary of the date we receive a DCA Extension Eligible Premium, and continuing for a period of 12 months after we receive that premium, NYLIAC will make periodic transfers on your behalf from the DCA Extension Account into the Investment Divisions and/or Fixed Account in accordance with your premium allocation instructions. If you have previously selected an available Asset Allocation Model, we will make monthly transfers from the DCA Extension Account in accordance with the Investment Division percentages specified by that model.

The DCA Extension Account will credit interest at a rate which we declare periodically, in advance, and at our sole discretion. The rate may fluctuate throughout the DCA Extension Transfer Period, but it will never be less than the GMIR. We may credit different interest rates to the DCA Extension Account, the Fixed Account, and the Loan Account. Net Premium payments to the DCA Extension Account will receive the applicable interest rate in effect on the Business Day we receive that DCA Extension Eligible Premium payment. Interest rates for subsequent DCA Extension Eligible Premium payments may be different from the rate applied to prior DCA Extension Eligible Premium payments. Interest accrues and is credited daily. Contact your registered representative for the current rate. Amounts in the DCA Extension Account only earn the DCA Extension Account interest rate while they are in the DCA Extension Account waiting to be transferred to the Investment Divisions and/or Fixed Account. Because the entire DCA Extension Eligible Premium is not in the DCA Extension Account for the full year, the annual effective rate will not be achieved.
If you elect to participate in this program, you cannot use traditional Dollar-Cost Averaging or Interest Sweep until such time that the DCA Extension Account is closed. For DCA Extension to continue as scheduled, the Cash Value in the DCA Extension Account must be at least $100. If the Cash Value falls below this minimum on a DCA Extension transfer date during the 12 month DCA Extension Transfer Period, the DCA Extension Account will close and any remaining balance will be transferred in accordance with your DCA Extension allocation instructions.
You may make a maximum of 12 DCA Extension Eligible Premium payments in a given calendar year. Each DCA Extension Eligible Premium received by us during DCA Extension Availability Period will have its own 12 month transfer schedule, based on the following formula:
The Monthly Anniversary after each DCA Extension Eligible Premium is received	Amount Transferred from the DCA Extension Account per Eligible Premium Payment (as a percentage of the DCA Extension Account Value)
1	8.33%
2	9.09%
3	10.00%
4	11.11%
5	12.50%
6	14.29%
7	16.67%
8	20.00%
9	25.00%
10	33.33%
11	50.00%
12	100.00%
Use of the DCA Extension Account does not assure growth or protect against loss in declining markets. Assets in our General Account support the DCA Extension Account.
You can cancel the DCA Extension Account at any time. To cancel the DCA Extension Account, you must send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing) or call us toll-free at 1-800-598-2019. Upon receiving your cancellation request we will transfer the entire DCA Extension Account balance to the Investment Divisions and/or Fixed Account according to the allocation instructions provided by you (including any available Asset Allocation Model you have chosen). The DCA Extension Program may not be available in all jurisdictions.
The DCA Extension Program is not available while the DCA Plus Program is in effect.
Automatic Asset Rebalancing (AAR)
If you choose this option, we will rebalance your assets automatically on a schedule you select among the Investment Divisions to maintain a predetermined percentage invested in the Investment Division(s) you have selected. For example, you could specify that 50% of the amount you have in the Investment Divisions of the

Separate Account be allocated to one Investment Division, while the other 50% be allocated to another Investment Division. Over time, however, performance variations in each of these Investment Divisions would cause this balance to shift. With the Automatic Asset Rebalancing (AAR) option, we will rebalance the amount you have in the Separate Account among the Investment Divisions you have selected so that they are invested in the percentages you specify. Values in the Fixed Account, DCA Plus Account and DCA Extension Account are excluded from AAR.
We will make AAR transfers either quarterly, semi-annually or annually (but not monthly), based on your Policy Anniversary Date. If your Policy Anniversary Date is on the 29th, 30th or 31st of a month, the rebalancing transfer will occur on the 28th of the month. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes. To process AAR transfers, or to modify an existing AAR, you may call us toll-free at 1-800-598-2019, or send a completed AAR form in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). NYLIAC must receive the request in writing no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.
You can elect this option if your Separate Account Value is $2,500 or more. We will suspend this option automatically if the Separate Account Value is less than $2,000 on a rebalancing date. Once the Separate Account Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among Investment Divisions for this option.
You can cancel or modify the AAR option at any time. To cancel the AAR option, you may call us at 1-800-598-2019 or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). You cannot elect AAR if you have chosen Dollar-Cost Averaging. However, you have the option of alternating between the two options. AAR is available when the DCA Plus and DCA Extension Programs are in place but funds in the DCA Plus and DCA Extension Accounts are not eligible for AAR.
Interest Sweep
You can instruct us to periodically transfer the interest credited to the Fixed Account to the Investment Division(s) you specify. You can elect this option as long as the amount in the Fixed Account is at least $2,500. We will make all Interest Sweep transfers on the date you specify or, if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month to make these automatic transfers, other than the 29th, 30th, or 31st of the month. We will not process an Interest Sweep transfer unless you contact us on our toll-free number (1-800-598-2019) or send a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). NYLIAC must receive the request no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.
You cannot choose the Interest Sweep option if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the Interest Sweep option and you want to allocate your charges, you must allocate your charges to the MainStay VP U.S. Government Money Market Investment Division.
You can request Interest Sweep in addition to either the Dollar-Cost Averaging or Automatic Asset Rebalancing option. If an Interest Sweep transfer is scheduled for the same day as a Dollar-Cost Averaging or Automatic Asset Rebalancing transfer, we will process the Interest Sweep transfer first.
If an Interest Sweep transfer would cause more than the greater of (i) $5,000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep option. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this option. Once the amount you have in the Fixed Account equals or exceeds $2,000, the Interest Sweep option will resume automatically as scheduled. You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep option, you may contact us at our toll-free number (1-800-598-2019) or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). Interest Sweep is not available when the DCA Plus or

DCA Extension Program is in place. Because the available Asset Allocation Models do not invest in the Fixed Account, you may not elect the Interest Sweep option as long as your Cash Value is allocated exclusively to an Asset Allocation Model.
Expense Allocation Option
At any time, you can choose how to allocate certain Monthly Deduction Charges from your Cash Value. (See “Charges Associated with the Policy—Deductions from Cash Value” for details.) Expense Allocation is only available from the Fixed Account or the MainStay VP U.S. Government Money Market Investment Division. Because the available Asset Allocation Models do not invest in either the Fixed Account or the MainStay VP U.S. Government Money Market Investment Division, you may not elect the Expense Allocation option if your Cash Value is allocated exclusively to an Asset Allocation Model.
Additional Benefits Through Riders And Options
Subject to jurisdictional availability, you can apply for additional benefits by selecting one or more optional riders. With the exception of the Living Benefits Rider, Insurance Exchange Rider, Overloan Protection Rider and the Spouse’s Paid-Up Insurance Purchase Option Rider, which are available without any additional charges, any riders you choose will have their own charges. In addition, a one-time charge is assessed if the Living Benefits Rider or Overloan Protection Rider is exercised and a payment may be required if the Insurance Exchange Rider is exercised. (See “Table of Fees and Expenses” for more information.) The Living Benefits Rider and the Insurance Exchange Rider are available only on Non-Qualified Policies. All other riders are available on both Qualified and Non-Qualified Policies. The Return of Premium Rider, Insurance Exchange Rider, Spouse’s Paid-Up Insurance Purchase Option Rider, Overloan Protection Rider (for Series 1 GPT Policies and Series 2 Policies), and Guaranteed Minimum Accumulation Benefit Rider can be elected only upon the issuance of the policy; all other riders can be elected at any time, subject to age and/or underwriting restrictions, provided they are available in your state of issue. As of January 1, 2020, the Intermediate No-Lapse Guarantee Rider is no longer available for election on Series 1 Policies. The Intermediate No-Lapse Guarantee Rider is not available for election on Series 2 Policies. You may not elect both the Monthly Deduction Waiver Rider and the Waiver of Specified Premium Rider. See “State Variations and Rider Availability” for a list of riders (if any) that may not be available in your state. Please note that the examples provided below are intended to illustrate the operation of the riders. The rates and values actually applicable to your policy will vary from those presented.
Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
No Lapse Guarantee
This ensures that your policy
will remain in effect during
the Guarantee Period,
provided that your policy
premium payments satisfy
the No Lapse Guarantee
Premium Test on each
Monthly Deduction Day. This
benefit prevents your policy
from lapsing during the
Guarantee Period, even if the
Cash Surrender Value is
insufficient to cover the
Monthly Deduction Charges
on a Monthly Deduction Day.
Standard
•The length of the
Guarantee Period varies
according to the insured’s
age at the time the policy is
issued.
•The No Lapse Guarantee
will become inactive before
the end of the Guarantee
Period if, on any Monthly
Deduction Day, your
premium payments do not
pass the No Lapse
Guarantee Premium Test.

Return of Premium (ROP) Rider	The ROP Benefit is equal to the sum of Planned and Unplanned Premiums made into the policy, subject to the	Optional	•Only available at issue. •Only available with Life Insurance Benefit Option 1. •The ROP Benefit amount is

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations

maximum limit shown on the
rider’s Specification Page,
minus any partial surrenders.
If you elect this rider, your
Life Insurance Benefit will be
at least your policy’s Face
Amount plus the ROP
Benefit.

limited to the amount
shown on the rider’s
Specification Page. It can
fluctuate but will never be
less than zero.
•Partial surrenders reduce
the ROP Benefit amount.
•Changing to Life Insurance
Benefit Option 2 will
terminate the ROP Rider
and the ROP Benefit.

Intermediate No Lapse Guarantee (INLG) Rider
Guarantees that the policy
will not lapse, even if the
policy’s Cash Surrender
Value is insufficient to cover
the current Monthly
Deduction Charges, as long
as the rider is in effect and
the benefit period has not
expired. The rider will remain
on the policy provided that
your policy premium
payments satisfy the
Intermediate No Lapse
Guarantee Rider Premium
Test on each Monthly
Deduction Day
Optional
•Not available for election
on Series 2 Policies.
•For Series 1 Policies, no
longer available for election
(after January 1, 2020) and
previously only available at
issue.
•This rider requires that you
make certain premium
payments into your policy.
•While this rider is in effect,
it replaces the policy’s
embedded No Lapse
Guarantee.
•This rider has a monthly
charge of $0.01 per $1,000
of policy Face Amount.

Living Benefits Rider (also known as Accelerated Death Benefits Rider)	Advances a portion of the Life Insurance Benefit Proceeds benefit upon Insured having a life expectancy of 12 months or less.	Optional
•Minimum accelerated
benefit amount is $25,000.
•Maximum accelerated
benefit amount is $250,000
(total for all NYLIAC and
affiliated companies’
policies).
•A payment under this rider
will reduce your policy’s
Face Amount, rider death
benefits, monthly
deductions,Cash Value,
and any unpaid policy loan.
•There is a $150
administrative fee to
exercise the rider.
•Not available on Qualified
Policies.

Spouse’s Paid-Up Insurance Purchase Option Rider	Allows a spouse who is the beneficiary under the policy to purchase a new paid-up whole life insurance policy on	Standard	•The maximum Face Amount of the spouse’s new paid-up whole life policy is the lesser of

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
	his or her own life without evidence of insurability when the insured dies.		(1) the maximum amount of the Life Insurance Benefits Proceeds (before any unpaid loan is deducted), or (2) $5,000,000.
Accidental Death Benefit Rider	This rider provides an additional death benefit if the Primary Insured’s death was caused directly, and apart from any other cause, by accidental bodily injury.	Optional
•We will pay the additional
death benefit only if the
Primary Insured dies within
one year of such accident.
•No benefit is payable under
the rider if the death of the
insured occurs before the
insured’s first birthday or
after the policy anniversary
on which the insured is age
70.

Guaranteed Insurability Rider	Provides right to increase Face Amount or purchase new policy without evidence of insurability on specified option dates	Optional
•Only available to insureds
who are Issue Age 0-43.
•Additional insurance
amount is limited to lesser
of $150,000 or a multiple
of the Face Amount.
•Face Amount increases or
the purchase of a new
policy are limited to
scheduled option dates
and alternative option
dates only.
•Rider ends at age 46.

Insurance Exchange Rider	This rider allows you to exchange the policy for a new NYLIAC variable universal life policy issued on a new insured using the cash values from your original policy.	Standard
•Not included if the GMAB
Rider is elected.
•You must provide evidence
of insurability on the new
insured and have an
insurable interest in the
new insured.
•You may be required to
make a payment to
exercise this rider.
•Exercising this rider will
have tax consequences.
•This rider may be
exercised only once.

Monthly Deduction Waiver Rider	This rider provides for the waiver of Monthly Deduction Charges if the insured becomes totally disabled for at least six consecutive months. We will waive your	Optional	•Only available to insureds who are Issue Age 0-59. •If disability begins after age 60 and before age 65, deductions will be waived to age 65.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Monthly Deduction Charges as long as the disability continues.
•If there is no disability at
all, the rider ends at age
65.
•If you elect this rider, you
may not elect the Waiver of
Specified Premium rider.
•We require proof from time
to time that the insured is
totally disabled.

Overloan Protection Rider
When activated, the
Overloan Protection Rider
guarantees that your policy
will not lapse even if: (1) the
policy’s Cash Surrender
Value is insufficient to cover
the current Monthly
Deduction Charges or (2) the
policy’s outstanding loans
plus accrued loan interest
exceed its Cash Value.

For Series 1 Policies,
Standard if the Guideline
Premium Test is elected as
the policy’s Life Insurance
Qualification Test. For Series
2 Policies, Standard if the
Guideline Premium Test or
the Cash Value Accumulation
Test is elected as the policy’s
Life Insurance Qualification
Test. For further information
on rider availability see
"State Variation and Rider
Availability".

To activate this rider, the
following conditions must be
met:
•The policy must be in effect
for at least 15 years.
•The insured must be at
least age 75.
•The Life Insurance Benefit
Option elected under the
base policy is Option 1.
•Any outstanding loan plus
accrued loan interest
exceeds the Face Amount
of the policy in effect at the
time of activation.
•Any outstanding loan plus
accrued loan interest must
be less than 99% of the
policy Cash Value after the
deduction of any surrender
charges and the one-time
rider charge.
•Activation of the rider
cannot cause the policy to
violate the GPT (Series 1
and 2 Policies) or the CVAT
(Series 2 Policies only) at
any duration.
•Cumulative partial
surrenders taken must be
no less than the total
premiums paid under the
policy.
•Activation results in certain
changes to your policy,
including changes to the
face amount and Life
Insurance Proceeds. In
addition, all other riders
(with the exception of the
Spouse’s Paid-Up
Insurance Purchase Option

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Rider) will end, all Cash Value will be transferred to the fixed account, and your ability to make other policy changes will be limited.
Waiver of Specified Premium (WSP) Rider
This rider will pay, on each
Monthly Deduction Day, a
specified premium amount
(the “WSP Amount”) into the
policy if the insured suffers
from a total disability (lasting
at least six (6) consecutive
months) while the WSP Rider
is in force.
We will pay the WSP Amount
until: (a) the period of total
disability ends; (b) the policy
anniversary on which the
insured is age 65; or (c) the
policy ends or is
surrendered, whichever
comes first. Monthly WSP
rider charges are waived
during any period when the
WSP Amount is being paid.
Optional (Subject to jurisdictional availability) For further information on rider availability see “State Variations and Rider Availability”.
•Only available to insureds
who are Issue Age 0-59.
•At issue, the WSP Amount
is based on (a) the Face
Amount of the policy, and
(b) the insured’s issue age,
gender, and risk
classification.
•The WSP Rider ends on
the earlier of any of the
following events: when the
policy ends, when the
policy is surrendered, or on
the policy anniversary on
which the insured is age
65.
•Payment of the WSP
Amount does not
guarantee that your policy
will not lapse.
•While you are on claim, we
will also continue to deduct
applicable Monthly
Deduction Charges.
•You may be required to pay
additional premiums during
a period of total disability
to maintain the policy in
force.
•The WSP Amount cannot
be greater than $12,500 on
a monthly basis.
•If you elect this rider, you
may not elect the Monthly
Deduction Waiver rider.

Guaranteed Minimum Accumulation Benefit Rider
Provides a guarantee that at
the end of the 12th Policy
Year, your Separate Account
Value will not be less than
the value of the GMAB
Account minus any unpaid
loans and accrued loan
interest (“Adjusted GMAB
Account Value”). Only
provides protection against
decreases in the policy’s
Optional
•Only available at issue.
•Only available to insureds
who are Issue Age 0-75.
•This Rider may not be a
benefit to you if all or most
of your cash value is
allocated to the Fixed
Investment Options.
•You must have 100% of
your cash value allocated
to the GMAB Allocation

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Separate Account Value due to negative investment performance.
Alternatives.
•The Rider does not
guarantee a return of
principal.
•This Rider will provide no
benefit if you surrender the
policy (or cancel the Rider)
or the insured dies before
the end of the 12th Policy
Year.
•This Rider also provides no
benefit if the policy lapses,
even if the Adjusted GMAB
Account Value is greater
than the Separate Account
Value.
•Cannot be elected if the
CVAT is elected.

•
Return of Premium (ROP) Rider: If you elect this rider, your Life Insurance Benefit will equal the greater of: (a) the sum of your policy’s Face Amount plus the ROP Benefit (described below) or (b) a percentage of the Cash Value equal to the minimum necessary for your policy to qualify as life insurance under IRC Section 7702.
Rider Eligibility: This rider is only available at issue and with Life Insurance Benefit Option 1. Life Insurance Benefit Option 2 is not permitted with this rider. A change in the Life Insurance Benefit Option 1 to Option 2 will remove the rider from the policy.
ROP Benefit: At issue, the ROP Benefit is equal to zero. Generally, any Planned or Unplanned Premium payment made into the policy will increase the rider’s ROP Benefit by the amount of the premiums paid into the policy, subject to the maximum limit shown on the rider’s Specifications Page. This amount of the ROP Benefit will fluctuate depending on the amount of premiums you have made while the rider is in effect, but it will never be less than zero. Any partial surrender will reduce the ROP Benefit by the amount of the partial surrender, including any applicable surrender charges and associated processing fees.
Cessation of Increases to the ROP Benefit: Increases to the ROP Benefit will cease on the earliest of the following dates: (a) on the date that the ROP Benefit equals the Maximum ROP Benefit (as shown in the rider’s Specifications Page); (b) on the ROP Benefit Increase Cessation Date (as shown in the rider’s Specifications Page); (c) on the next Monthly Deduction Day that is on or follows the date we receive your written request in Good Order to stop any further increases; (d) the effective date of any requested increase in the Face Amount of your policy; or (e) the effective date of a change in your Life Insurance Benefit Option. After increases cease, we will not take into account any more premiums paid when determining the ROP Benefit amount. Once increases in this rider’s ROP Benefit cease, they cannot be started again.
Effect of Partial Surrenders on the Policy’s Cash Value and Face Amount: If you request a partial surrender under the policy, the policy’s Cash Value will be reduced by the full amount of the partial surrender. If the amount of the requested partial surrender exceeds the amount of the ROP Benefit, the policy’s Face Amount may be reduced. If so, the reduction in Face Amount will equal the difference between:
a)
the amount of the partial surrender including any associated Surrender Charges and processing fees minus the amount of the ROP Benefit immediately prior to the partial surrender; and

b)
the greater of:
i.
the Cash Value of the policy immediately prior to the partial surrender, minus the amount of the ROP Benefit immediately prior to the partial surrender, minus the Face Amount of the policy divided by the applicable percentage for the life insurance qualification test you chose (as shown on the Table of Percentages for Life Insurance benefit for compliance with Internal Revenue Code Section 7702 in your Base Policy Specifications Pages for the Insured’s Attained Age at the time of the partial surrender), or
ii.
zero.
The Face Amount decrease will first be applied to reduce the most recent Face Amount increase. It will then be applied to reduce the other Face Amount increases in the reverse order in which they took place, and then to decrease the initial Face Amount at issue.
Effect of a Life Insurance Benefit Option change: If you request a change from Life Insurance Benefit Option 1 to Option 2, the rider will terminate and all increases to the ROP Benefit will cease. The Face Amount of your policy will be increased by the amount of the ROP Benefit and decreased by your policy’s Cash Value. Any applicable surrender charges will be assessed. Once terminated the ROP Rider cannot be added back to your policy.
Rider Charge: The cost of this rider is considered part of the Cost of Insurance for the policy. While this rider is in effect, the Monthly Cost of Insurance Charge for the policy will generally be higher than if the ROP Rider was not included. With the ROP Rider, each Planned or Unplanned Premium payment made (up to the maximum amount specified in the Rider), will increase the policy’s Life Insurance Benefit, which will, in turn, increase the policy’s Net Amount at Risk. Because cost of insurance charges are calculated based on the Net Amount at Risk, any increase in the Net Amount at Risk will also increase the Monthly Cost of Insurance Charges. If the ROP Rider is not selected, the payment of premiums into the policy generally will decrease the Net Amount at Risk under Life Insurance Benefit Option 1. For this reason, a policyowner who selects the ROP Rider may pay higher Monthly Cost of Insurance Charges than he or she would pay without the Rider, depending on the amount of premiums paid into the policy. The Monthly Cost of Insurance charge is included in the Monthly Deduction Charges which will be deducted from your Cash Surrender Value on each Monthly Deduction Day. For more information on cost of insurance charges and the calculation of the Net Amount at Risk, see “Deductions from Cash Value—Monthly Cost of Insurance Charges.”
Termination of the ROP Rider: You may choose to terminate the rider at any time. If you terminate the rider, your Life Insurance Benefit will equal the amount payable under Life Insurance Benefit Option 1 (unless subsequent option changes are made). Once terminated, the rider cannot be added back to the policy.
Example: The following illustrates the ROP benefit available for a policy with $250,000 of Face Amount and Life Insurance Benefit Option 1:
Policy Year	Planned and Unplanned Premiums made into the policy	Amount of Premiums Paid	Face Amount	ROP Benefit(1)	Life Insurance Benefit(2)
1	$3,500	$3,500	$250,000	$3,500	$253,500
2	$3,500	$7,000	$250,000	$7,000	$257,000
3	$3,500	$10,500	$250,000	$10,500	$260,500
(1)
Subject to Maximum ROP Benefit and ROP Benefit Cessation Date (both as shown on the rider’s Specification Page)
(2)
Amounts illustrated assume that the Life Insurance Benefit with the ROP benefit is larger than the Corridor Death Benefit.
•
Intermediate No Lapse Guarantee (INLG) Rider: As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy’s Cash Surrender Value is insufficient to cover the current Monthly Deduction Charges. The INLG rider will waive all policy charges that exceed the policy’s Available Cash Value until the earlier of: (a) the 20th policy anniversary or (b) the policy anniversary on which the insured reaches attained age 80. During the time in which the policy’s No Lapse

Guarantee is in effect, the rider’s waiver of charges will replace any benefit under the policy’s embedded No Lapse Guarantee. This rider requires that you make certain premium payments—the Monthly Intermediate No-Lapse Guarantee (INLG) Premium—into your policy to keep the rider in force. The amount of the Monthly INLG Premium varies by policy and is listed on your Rider Data Page and is subject to change if you modify your policy or attached riders. If these payments are not made, the rider will lapse. We perform an INLG Premium Test monthly to determine if you have made enough cumulative premium payments to keep the rider in effect. If, however, your Monthly Deduction Charges are being waived under the separate Monthly Deduction Waiver rider, you will receive benefits under that rider and you will not be charged for, or receive a benefit under, this rider. (See “Termination and Reinstatement—No Lapse Guarantees—Rider-Based No Lapse Guarantees—Intermediate No-Lapse Guarantee (INLG) Rider.”) You may cancel this rider at any time by sending us a signed written notice in Good Order. This rider will end on the Monthly Deduction Day on or next following receipt of your request. This rider will also end if the policy ends; the rider has reached its
Expiration Date; or if the payment required to satisfy the INLG Premium Test has not been met.
Example: The following illustrate how the INLG Premium Test is performed and the INLG Benefit for a Representative Insured (Male, Age 40, Preferred rating) on a policy with $250,000 of Face Amount, Life Insurance Benefit Option 1, and a Monthly INLG Premium (“MIP”) of $233. If the INLG Premium Test is greater than or equal to the INLG Required Premium, the Test is passed.
Policy Month	Monthly Premiums Paid	(a) Cumulative Premiums Paid to Date	(b) Amount of any partial surrenders and any associated processing fees	(c) Any outstanding policy loan and accrued loan interest	INLG Premium Test ((a) – (b + c) + 1 MIP)	INLG Required Premium	INLG Premium Test Passed?
1	$200	$200	$0	$0	$433	$233	Yes
2	$200	$400	$0	$0	$633	$465	Yes
3	$200	$600	$0	$0	$833	$698	Yes
4	$100	$700	$0	$0	$933	$931	Yes
5	$0	$700	$0	$0	$933	$1,164	No

Policy Month	Cash Value	Available Cash Value	Surrender Charge	Cash Surrender Value	Monthly Deduction Charges	INLG Premium Test Passed?	INLG Keeps Policy Inforce?
1	$200	$200	$100	$100	$50	Yes	No
2	$250	$250	$200	$50	$50	Yes	No
3	$250	$250	$300	-$50	$50	Yes	Yes
4	$300	$300	$350	-$50	$50	Yes	Yes
5	$250	$250	$350	-$100	$50	No	Policy Enters Late Period
•
Living Benefits Rider (also known as Accelerated Benefits Rider in most jurisdictions): Under this rider, if the insured has a life expectancy of twelve months or less, you may request a portion or all of the Life Insurance Benefit Proceeds as an accelerated death benefit. You must elect this rider to have it included in your policy. This election can be made at any time. This rider is not available on Qualified Policies.
You can cancel this rider at any time by sending us a signed written notice in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). This rider will end on the date we receive your request.
You may elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Life Insurance Benefit Proceeds. We will pay you an amount equal to:

Elected percentage	X	Eligible proceeds	X	Interest factor	—	Administrative fee (up to $150)	—	Elected percentage of an unpaid policy loan
Minimum accelerated benefit amount: $25,000.
Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies’ policies).
If you accelerate less than 100% of the eligible proceeds, the remaining Face Amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.
When we make a payment under this rider, we will reduce your policy’s Face Amount, rider death benefits, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected. We will deduct an administrative fee of $150 at the time you exercise the rider.
Amounts received under this rider generally will be excludable from your gross income under IRC Section 101 (g). The exclusion from gross income will not apply, however, if you are not the insured and if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee, or because the insured has a financial interest in a business of yours.
In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.
Example: The following illustrates the benefit available under the Living Benefits Rider, assuming: (1) an Elected Accelerated Benefit of 100% and 50%, respectively; (2) Eligible Proceeds and Face Amount of $250,000; (3) an Interest Factor of 0.9434; (4) an Administrative Fee of $150; and an (5) Outstanding Loan of $5,000:
Elected Percentage	Eligible Proceeds	Interest Factor	Administrative Fee	Elected Percentage x Outstanding Loan	Total Accelerated Benefit Available ((1)x(2)x(3)) - (4) - ((1)x(5))
100%	$250,000	0.9434	$150	$5,000	$230,700
50%	$250,000	0.9434	$150	$2,500	$115,275
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Spouse’s Paid-Up Insurance Purchase Option Rider: This rider allows a spouse who is the beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the insured dies.
The maximum Face Amount of the spouse’s new paid-up whole life policy is the lesser of:
(1)
the maximum amount of the Life Insurance Benefit Proceeds payable under this policy (before any unpaid loan is deducted); or
(2)
$5,000,000.
If the insured’s spouse dies at the same time as the insured or within 30 days after the insured’s death and does not exercise the option under this rider, we will pay a benefit to the spouse’s estate equal to the maximum amount of insurance coverage that could have been purchased under this rider, minus the premium payment that would have been required for that insurance (cannot exceed a maximum of $2,500,000).
If a third party (including a trust) is the policyowner and beneficiary under the policy, that third party can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The policyowner must have an insurable interest in the life of the spouse and the spouse must consent to the issuance of the new insurance in writing.

Example: The following illustrates the benefit available under the Spouse’s Paid-Up Insurance Purchase Option Rider, assuming a policy with a Life Insurance Benefit Option 1, Policy Proceeds and Face Amount of $1,000,000 and a request by a Representative Spouse (Male, Age 70, Standard rating) for a new paid-up whole life insurance policy of $100,000 and $500,000 with a Net Single Premium per thousand (NSP) of $772.86:
Policy Proceeds	Requested Paid-Up Insurance Benefit	NSP for Paid-Up Insurance	Policy Premium for Paid-Up Insurance	Net Policy Proceeds
$1,000,000	$100,000	$772.86	$77,286	$1,000,000 - $77,286 = 922,714
$1,000,000	$500,000	$772.86	$386,430	$1,000,000 - $386,430 = 613,570
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Accidental Death Benefit Rider: This rider provides an additional death benefit if the Primary Insured’s death was caused directly, and apart from any other cause, by accidental bodily injury. We will pay the additional death benefit if the Primary Insured dies within one year of such accident. No benefit is payable under the rider if the death of the insured occurs before the insured’s first birthday or after the policy anniversary on which the insured is age 70.
Example: If a policy had a Life Insurance Benefit Option 1, Policy Proceeds and Face Amount of $250,000 and an Accidental Death Benefit of $50,000, the Life Insurance Benefit paid upon the accidental bodily injury of the Primary Insured (subject to the assumptions and restrictions above) would be $300,000.
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Guaranteed Insurability Rider: This rider allows you to purchase additional insurance coverage on the primary insured, on a scheduled option date or alternative option date, without providing any evidence of insurability. Scheduled option dates are the policy anniversaries on which the primary insured attains each of the following ages: 22, 25, 28, 31, 34, 40, 43, and 46. An alternative option date is the Monthly Deduction Day on or following the date that is three months after any of these events:
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the marriage of the primary insured;
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the birth of a living child to the primary insured; or
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the legal adoption of a child by the primary insured.
If elected, the new policy or increase in Face Amount will take effect as of a scheduled or alternative option date. This date always will be a Monthly Deduction Day. When one of the events that would trigger an alternative option date occurs, we will automatically provide term insurance for the three-month period between the event and the alternative option date. If you purchase additional insurance coverage on an alternative option date, you may not purchase additional insurance coverage on the next scheduled option date.
To exercise this rider’s benefit on an option date, the rider must be in effect on that date. The minimum amount of additional insurance coverage that you can purchase on each option date is $10,000 and the maximum amount is the lesser of $150,000 or a multiple of the policy’s Face Amount based on the Primary Insured's age when the policy was Issued. The multiples are set forth below:
Age At Issue	Multiple
0-21	5 times Face Amount
22-37	2 times Face Amount
38-43	1 times Face Amount
This rider will end on the policy anniversary on which the primary insured is age 46. However, if any of the events that trigger an alternative option date occurs within 3 months before that anniversary, you will continue to have the right to purchase additional insurance coverage until that option date. We will provide the automatic term insurance coverage up to that option date as well.
Example: If a policy had an original Life Insurance Benefit Option 1, Policy Proceeds and Face Amount of $70,000, the Insured was 30 years old at time of Policy Issue, and the Policyowner takes the maximum amount of the additional insurance coverage at each of the Option Dates, the Face Amount of the Policy would be $810,000.
Age of Insured	Face Amount	Lesser of Eligible Face Amount Multiple or Maximum Election Amount Eligible Face Amount Multiple (2 X Face Amount)	Maximum Election Amount	Permitted Election	Face Amount After Election
31	$70,000	$140,000	$150,000	$140,000	$210,000
34	$210,000	$420,000	$150,000	$150,000	$360,000
40	$360,000	$720,000	$150,000	$150,000	$510,000
43	$510,000	$1,020,000	$150,000	$150,000	$660,000
46	$660,000	$1,320,000	$150,000	$150,000	$810,000
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Insurance Exchange Rider: This rider allows you to exchange the policy for a new NYLIAC variable universal life policy issued on a new insured using the cash values from your original policy. This rider is included in the policy at no additional cost. This rider is not included in the policy if you elect the Guaranteed Minimum Accumulation Benefit Rider. This rider may only be exercised once under the Policy. To exercise this rider, you must send a completed Insurance Exchange Rider form in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
When an exchange is made to a new policy the Cash Value of your policy will be transferred to the new policy and become the Cash Value for the new policy. However, the Cash Surrender Value under the new policy may be different since surrender charges will be based on the new insured’s age and gender. The maximum Face Amount of the new policy is the lesser of the Face Amount of the original policy on the Policy Date or the Face Amount of the original policy on the date of the exchange.
Before we can issue the new policy, you must provide us with evidence of insurability on the new insured (requiring full medical underwriting) and have an insurable interest in the new insured. The Policy Date and the Issue Date of the new policy will be the date on which the policy is exchanged. The new cost of insurance rates, premium payments and charges will be based on the new insured’s age, gender, and risk classification at the time the exchange occurs. However, surrender charges on the new policy will be measured from the Policy Date of the original policy.
Under certain circumstances, you may be required to make a payment to exercise the exchange rider:
(1)
If the Cash Surrender Value of the new policy will exceed the Cash Surrender Value of the original policy, then a payment equal to 103% of the difference between these two values will be required.
(2)
If the Cash Surrender Value of the new policy after the exchange would be zero or lower, then a payment in an amount sufficient to keep the new policy in effect for two months following the date of exchange will be required.
These payments will be treated as a premium payment and will be applied to your policy.
The IRS has ruled that an exchange of policies pursuant to this type of rider does not qualify as a tax-deferred exchange under IRC Section 1035. Accordingly, the exercise of your rights under this rider will result in a taxable event. You will be required to include in gross income an amount equal to the gain in the policy. The exercise of your rights under this rider also may result in the new policy’s classification as a modified endowment contract, as discussed in the prospectus. You should consult your tax adviser about the potential adverse tax consequences of exercising your rights under this rider.
Example: If an original policy, purchased on a Representative Insured (Male, 40, Preferred issue) with a Cash Value of $35,393 and a Life Insurance Benefit Option 1 and Face Amount of $250,000, is exchanged at Policy Year 11 (outside the Surrender Charge Period) for a Policy with the same Cash Value, Life Insurance Benefit Option, and Face Amount on an Insured (Female 50, Smoker), the exchange would result in an increase in Monthly Deduction Charges. As with the original policy, the policy resulting from the exchange would not be subject to surrender charges.
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Monthly Deduction Waiver Rider: This rider provides for the waiver of Monthly Deduction Charges if the insured becomes totally disabled for at least six consecutive months. We will waive your Monthly Deduction Charges as long as the disability continues. From time to time we may require proof that the insured is totally disabled. We will pay for any medical examination necessary in connection with such proof. When disability begins on or before age 60 and continues to age 65, deductions will be waived until the base policy ends. If disability begins after age 60 and before age 65, deductions will be waived to age 65. If there is no disability at all, the rider ends at age 65. If you elect this rider, you may not elect the Waiver of Specified Premium rider. If you have elected the INLG Rider, you will not be charged for, or receive a benefit under that rider if Monthly Deduction Charges are being waived under this rider.
Example: For a policy with a Face Amount of $250,000 issued on a Representative Insured (Male, Issue Age 40, Preferred rating), if the Insured becomes totally disabled (subject to the terms above) at attained age 45, Monthly Deduction Charges of $65.92 (and any increases or decreases from that point) will be waived until the base policy ends as long as the disability continues. If the Insured’s disability begins after age 60 and continues, the Monthly Deduction Charges will be waived to age 65.
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Overloan Protection Rider: For Series 1 Policies, your policy will include the Overloan Protection Rider provided that you have elected the GPT as the policy’s Life Insurance Qualification Test. For Series 2 Policies, your policy will include the Overloan Protection Rider, and you may elect either the GPT or CVAT as the policy's Life Insurance Qualification Test. (See “Policy Payment Information—Life Insurance Benefit Options” and "State Variations and Rider Availability.") When activated, the Overloan Protection Rider guarantees that your policy will not lapse even if: (1) the policy’s Cash Surrender Value is insufficient to cover the current Monthly Deduction Charges or (2) the policy’s outstanding loans plus accrued loan interest exceed its Cash Value. To activate the Overloan Protection Rider you must provide us with a written request in Good Order. A one-time charge will be deducted from the policy’s Cash Value on the activation date. For Series 2 Policies, this charge will also vary based on whether the policy's Life Insurance Qualification Test is GPT or CVAT (See "Policy Payment Information—Life Insurance Benefit Options.”) There is no charge if the Rider is never activated. In addition, the following conditions must be met upon receipt of your written request:
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The policy must be in effect for at least 15 years.
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The insured must be at least age 75.
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The Life Insurance Benefit Option elected under the base policy is Option 1 (if you request to exercise the rider and you had elected Life Insurance Benefit Option 2, we will automatically switch it to Option 1 before activating the rider).
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Any outstanding loan plus accrued loan interest exceeds the Face Amount of the policy in effect at the time of activation.
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Any outstanding loan plus accrued loan interest must be less than 99% of the policy Cash Value after the deduction of any surrender charges and the one-time rider charge.
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Activation of the rider cannot cause the policy to violate the GPT (for Series 1 or 2 Policies) or the CVAT (for Series 2 Policies only) at any duration.
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Cumulative partial surrenders taken must be no less than the total premiums paid under the policy.
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The policy is not a modified endowment contract (MEC) and would not become a MEC upon activation of the rider. (For a discussion of these rules, see “Federal Income Tax Considerations—Modified Endowment Contract Status”).
Once the policy meets the conditions outlined above, we will mail a notice to you at your last known address to notify you that the Overloan Protection Rider can be activated. The Overloan Protection Rider will be effective on the Monthly Deduction Day following the day we receive your written request to activate in Good Order, provided that the policy still meets the conditions for rider activation. Once in effect, the Overloan Protection Rider will prevent your policy from ending. The following changes to your policy will take effect.
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The Face Amount of the policy will be changed to 101% of the policy’s Cash Value (the “OLP Face Amount”).
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The policy’s Life Insurance Proceeds will be the greater of: A or (B x C) where:
A =The OLP Face Amount calculated at rider activation;
B =the greater of: (i) the policy’s Cash Value, or (ii) any outstanding loans plus accrued loan interest; and
C = for Series 1 Policies, the minimum percentage necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code and for Series 2 Policies, the greater of 101% or the minimum percentage necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code.
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Any Cash Value under the policy that is not invested in the Fixed Account will be transferred to the Fixed Account.
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Any riders, except the Overloan Protection Rider and the Spouse’s Paid-Up Insurance Purchase Option Rider, will end.
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No further policy changes, premium payments, transfers, partial surrenders, or full surrenders will be allowed.
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No additional loans (except those resulting from unpaid loan interest) or loan repayments will be permitted.
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Loan interest will continue to accrue. If not paid when due, the interest will become part of any outstanding loan and will also accrue interest.
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No further Monthly Deduction Charges will be taken.
This policy may be purchased with the intention of accumulating cash value on a tax-free basis over some period (such as retirement) and relying on the Overloan Protection Rider to periodically borrow from the Policy without allowing the Policy to lapse. Anyone contemplating the purchase of the Policy with the intention of pursuing this strategy or otherwise exercising the “overloan protection” provided under the Overloan Protection Rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, since it is possible that the loans will be treated as taxable distributions when the Overloan Protection Rider is activated. For this reason, you should consider very carefully, after consultation with your tax advisor, whether to exercise the Overloan Protection Rider.
Example:For a Series 1 or Series 2 Policy issued where the Life Insurance Qualification Test is GPT with the following policy values at attained age 90:
Face Amount (FA)	Life Insurance Benefit (Option 2) (FA + CV)	Separate Account Value (SAV)	Fixed Account Value (FAV)	Cash Value (CV) (SAV + FAV)	Outstanding Loans (plus Accrued Loan Interest) (L)	Cash Surrender Value (CV - L)*
$1,000,000	$2,300,000	$1,200,000	$100,000	$1,300,000	$1,000,500	$299,500

The activation of the rider will result in: (1) the assessment of a one-time Overloan Protection Rider Fee of $45,500 (3.5% of the Cash Value of $1,300,000)—a fee that will vary based on attained Age of the Insured and deducted from the Cash Value and (2) the following changes to the policy:
Face Amount	Life Insurance Benefit (Option 1) (FA)	Separate Account Value (SAV)	Fixed Account Value (FAV)	Cash Value (CV) (SAV + FAV)	Outstanding Loans (plus Accrued Loan Interest) (L)	Cash Surrender Value (CV - L)*
$1,267,045	$1,317,225	$0	$1,254,500	$1,254,500	$1,000,500	$254,000
The activation of the rider increases the Face Amount by making it 101% of the Cash Value and changes the Life Insurance Benefit from Option 2 to Option 1 –calculated as the greater of the Face Amount ($1,267,045) or the policy’s Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702 ($1,254,500 x 1.05) or $1,317,225.
*No surrender charges apply.
Example: For a Series 2 Policy issued where the Life Insurance Qualification Test is CVAT with the following policy values for a Male at attained age 90:
Face Amount (FA)	Life Insurance Benefit (Option 2) (FA + CV)	Separate Account Value (SAV)	Fixed Account Value (FAV)	Cash Value (CV) (SAV + FAV)	Outstanding Loans (plus Accrued Loan Interest) (L)	Cash Surrender Value (CV - L)*
$1,000,000	$2,300,000	$1,200,000	$100,000	$1,300,000	$1,000,500	$299,500
The activation of the rider will result in: (1) the assessment of a one-time Overloan Protection Rider Fee of $58,500 (4.5% of the Cash Value of $1,300,000)—a fee that will vary based on attained Age of the Insured and deducted from the Cash Value and (2) the following changes to the policy:
Face Amount	Life Insurance Benefit (Option 1) (FA)	Separate Account Value (SAV)	Fixed Account Value (FAV)	Cash Value (CV) (SAV + FAV)	Outstanding Loans (plus Accrued Loan Interest) (L)	Cash Surrender Value (CV - L)*
$1,253,915	$1,340,820	$0	$1,241,500	$1,241,500	$1,000,500	$241,000
The activation of the rider increases the Face Amount by making it 101% of the Cash Value and changes the Life Insurance Benefit from Option 2 to Option 1–calculated as the greater of the Face Amount ($1,253,915) or the policy’s Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702 ($1,241,500 x 1.08) or $1,340,820.
*No surrender charges apply.
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Guaranteed Minimum Accumulation Benefit Rider: The Guaranteed Minimum Accumulation Benefit (GMAB) Rider provides a guarantee that at the end of the 12th Policy Year, your Separate Account Value will not be less than the value of the GMAB Account minus any unpaid loans and accrued loan interest (“Adjusted GMAB Account Value”).
Rider Benefit: At the end of the 12th Policy Year, if the Separate Account Value is less than the Adjusted GMAB Account Value, the Separate Account Value will be increased to equal the Adjusted GMAB Account Value (“Rider Exercise”). Any increase to the Separate Account Value will be divided equally among your current allocations to the GMAB Investment Divisions on the date of the increase. None of this increase will be allocated to a discontinued GMAB Allocation Alternative. If the Separate Account Value is more than the

Adjusted GMAB Account Value at this date, the Separate Account Value will not be increased. If the insured dies while the GMAB Rider is in effect, but before Rider Exercise, the GMAB Rider will end and you will not receive the GMAB Account Value as part of a Life Insurance Benefit.
Because the GMAB Rider generally provides protection against decreases in the policy’s Separate Account Value due to negative investment performance, this Rider may not be a benefit to you if all or most of your cash value is allocated to the Fixed Investment Options. You should elect this Rider only if you have, or intend to have, most or all of your cash value allocated to the GMAB Investment Divisions. The Rider does not guarantee a return of principal.
This Rider will provide no benefit if you surrender the policy (or cancel the Rider) before the end of the 12th Policy Year. You should select this Rider only if you intend to keep the policy for at least twelve years. This Rider also provides no benefit if the policy lapses, even if the Adjusted GMAB Account Value is greater than the Separate Account Value.
Rider Eligibility and Investment Restrictions: To be eligible for this rider, you must elect it at policy issue and allocate 100% of your cash value to any one (or more) of the following GMAB Allocation Alternatives:
MainStay VP Balanced—Initial Class
MainStay VP Bond—Initial Class
MainStay VP Conservative Allocation—Initial Class
MainStay VP Fidelity Institutional AM® Utilities—Initial Class
MainStay VP Floating Rate—Initial Class
MainStay VP Growth Allocation—Initial Class
MainStay VP Income Builder-—Initial Class
MainStay VP Janus Henderson Balanced—-Initial Class
MainStay VP MacKay Convertible—-Initial Class
MainStay VP MacKay Government—Initial Class
MainStay VP MacKay High Yield Corporate Bond—Initial Class
MainStay VP MacKay Strategic Bond—Initial Class
MainStay VP Moderate Allocation—Initial Class
MainStay VP PIMCO Real Return—Initial Class
MainStay VP U.S. Government Money Market—Initial Class
BlackRock® Global Allocation V.I. Fund—-Class I
Franklin Templeton Conservative Model Portfolio—Class I
Fixed Account
DCA Plus Account
If you allocate your Cash Value to any Investment Option other than the GMAB Allocation Alternatives, your allocation will be pended and you will be given the opportunity to cancel or modify your allocation. If you do not reallocate your Cash Value to a GMAB Allocation Alternative after such notice, the GMAB Rider will end and you will be subject to a cancellation fee. If you have elected the GMAB Rider, the only Asset Allocation Model you could have selected is the Conservative Model as that Model is composed entirely of Investment Divisions that are consistent with the GMAB Allocation Alternatives. (See “Management and Organization—Asset Allocation Models” for more information). All subsequent premium payments and/or transfers must be made to one or more of these GMAB Allocation Alternatives. If you make a premium payment or a transfer to an allocation alternative other than a GMAB Allocation Alternative, your election will be pended and you will be given the opportunity to cancel or modify your election. We may make changes to the GMAB Allocation Alternatives available with the GMAB Rider by discontinuing a GMAB Investment Division because it has been: (1) closed by liquidation, or (2) merged or substituted with an Investment Division not offered as a GMAB Allocation Alternative. We will promptly notify you of any such change and request conforming allocation and/or transfer instructions from you. If we do not receive these instructions within 60 days of notification, we will transfer the amount in your discontinued GMAB Allocation Alternative to (1) the MainStay VP U.S. Government Money Market Investment Division in the event of a closure by liquidation, or (2) if in the context of a substitution approved by the SEC, the replacement GMAB Allocation Alternative. Any loan repayments, partial surrenders or premium payments that were directed to the discontinued GMAB Allocation Alternative will also be reallocated to the MainStay VP U.S. Government Money Market Investment Division or if in the context of a substitution approved by the SEC, the replacement GMAB Allocation Alternative (as applicable), if not reallocated by you. We may also discontinue offering a GMAB Allocation Alternative at any time. If we do so, any funds already allocated to that discontinued GMAB Allocation Alternative may remain, but no additional funds may be allocated, reallocated, or transferred to that allocation alternative. If we do not receive conforming instructions for future allocations or transfers, we will allocate these amounts to the MainStay VP U.S. Government Money Market Investment Division.
You are not eligible for the GMAB Rider if you have elected the Cash Value Accumulation Test as the policy’s Life Insurance Qualification Test.
Conflicts of Interest: Although the investment restrictions required by the GMAB Rider are generally designed to provide protection against decreases in the policy’s Separate Account Value due to negative investment performance, please note that they may also limit your full participation in positive investment performance. The intended protection against (or limitation of) negative investment performance is in NYLIAC’s best interest, since it reduces the likelihood that NYLIAC will be required to pay benefits under the GMAB Rider or reduces the potential magnitude of those benefit payments. This reduces the likelihood that you will benefit from the GMAB Rider, or receive the full magnitude of any benefit from, the GMAB Rider. Other Investment Options that are available if you do not select the GMAB Rider may offer the potential for higher returns. In addition, although we do not currently do so, we may elect to include Investment Divisions that utilize “volatility management strategies” as GMAB Allocation Alternatives. If you allocated your premium payments and Cash Value to one or more Investment Divisions that employed such a strategy, it could further reduce the likelihood that you would benefit from the GMAB Rider or receive the full potential magnitude of any benefit payments we would be required to make under the GMAB Rider. In addition, any negative impact to the performance of a fund due to a volatility management strategy could limit increases in your Cash Value. You should consult with your registered representative and carefully consider whether the investment restrictions required by the GMAB Rider meet your investment objectives and risk tolerance.
Rider Charges and Fees: Each month, while the rider is active and the GMAB Account Value is greater than zero, we will deduct a GMAB Rider Charge based on the Adjusted GMAB Account Value. We can increase this charge, but we guarantee that the GMAB Rider Charge will never exceed 1.50% of the Adjusted GMAB Account Value on an annualized basis. The current rate will be set by us, in advance, at least once a year. We will not deduct the GMAB Rider Charge if the Adjusted GMAB Account Value is zero or less. A cancellation fee of no more than 2% of the Adjusted GMAB Account Value may apply if the rider is canceled prior to the end of the 12th Policy Year.
GMAB Account Value: The GMAB Account Value is only a shadow account value that does not have cash value or loan value. As such, the GMAB Account cannot be used to support the payment of Monthly Deduction Charges and/or Separate Account charges; loans or loan repayments; surrenders, partial surrenders or periodic partial withdrawals; premium payments; or to reinstate a policy. You will not receive the GMAB Account Value on a 1035 exchange, or other policy exchange, or as part of a Life Insurance Benefit payment (other than those that may be paid in connection with Section 7702 of the IRC).
The initial GMAB Account Value is equal to the initial Net Premiums allocated to the GMAB Investment Divisions. On any Monthly Deduction Day thereafter, a calculation equal to (a + b + c - d - e - f + g) will be performed to determine the GMAB Account Value where:
a = the GMAB Account Value on the prior Monthly Deduction Day;

b = the sum of all Net Premiums allocated to the GMAB Investment Divisions since the prior monthly deduction day;
c = any amounts transferred (or otherwise added) to the GMAB Investment Divisions since the prior Monthly Deduction Day;
d = the portion of the monthly deductions from cash value and separate account charges (including the GMAB Rider Charge) deducted from the GMAB Investment Divisions on that Monthly Deduction Day:
e = the amount of any GMAB Proportional Transfer(s) made since the prior Monthly Deduction Day;
f = the amount of any GMAB Proportional Withdrawal(s) taken since the prior monthly Deduction Day; and
g = the product of (i) x (ii) where:
(i) = the GMAB Interest Rate; and
(ii) = (a + b + c - d - e - f) minus any outstanding loans and accrued loan interest.
The persistency credit does not apply to the GMAB Account Value.
The GMAB Interest rate will never be less than 2% on an annualized basis. For purposes of calculating the GMAB Account Value, any amounts you are permitted to retain in certain discontinued GMAB Allocation Alternatives will be counted as cash value held in the GMAB Investment Divisions. A GMAB Proportional Transfer is equal to the amount you transfer (or is otherwise deducted) from the GMAB Investment Divisions to the Fixed Account, divided by the cash value attributable to the GMAB Investment Divisions immediately preceding this transfer, multiplied by the GMAB Account Value on the effective date of the transfer. A GMAB Proportional Withdrawal is equal to the sum of the partial surrenders (including associated fees or charges, if any) deducted from the GMAB Investment Divisions, divided by the cash value attributable to the GMAB Investment Divisions immediately preceding the surrender, multiplied by the GMAB Account Value on the effective date of the surrender.
The GMAB Account Value may be less than the Separate Account Value of the policy and may be less than the total premiums paid. This may occur due to the impact on the GMAB Account Value of: (1) monthly deductions from cash value and separate account charges; (2) transfers, partial surrenders, and withdrawals; and (3) higher returns in the Separate Account Investment Divisions compared to the 2% annualized return on the GMAB Account Value. The rider does not guarantee a return of principal.
The GMAB Account Value does not include any amounts allocated, or that you subsequently transfer from the GMAB Investment Divisions to the Fixed Account. Partial surrenders deducted from the cash value attributable to the GMAB Investment Divisions and transfers from the GMAB Investment Divisions to the Fixed Account will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account Value can be greater than the dollar amount of these surrenders or transfers.
Anniversary Option: At the end of the 12th Policy Year, you have the option to elect another benefit period under the GMAB rider available at that time if we receive your election notice in Good Order by the date specified in the rider. The GMAB Rider Charge and the GMAB Interest Rate for the new GMAB Rider will be based on the rates then in effect.
Impact of Surrenders: As noted above, partial surrenders will proportionally reduce the GMAB Account Value and the GMAB Rider Charge. Set forth below is an example of how the benefit of the GMAB Rider would be affected by surrender activity.
For a policy with a $250,000 Face Amount, a Separate Account Value of $80,000 and a GMAB Account Value of $100,000, if a policyholder requested a partial surrender of $10,000 in Policy Year 8:
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the Separate Account Value would be reduced by $10,240 to $69,760 ($80,000 minus the partial surrender and any associated surrender fees ($10,000 + $240)); and
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the GMAB Account Value would be proportionately reduced by $12,800 to $87,200 (the amount of the partial surrender including any associated fees and charges deducted from the GMAB Investment Divisions ($10,240) divided by the cash value attributable to the GMAB Investment Divisions immediately prior to the partial surrender ($80,000), multiplied by the GMAB Account Value on the effective date of the partial surrender ($100,000)).
Termination of the rider: You may cancel the rider at any time. To cancel the rider, you must send a signed notice in Good Order to the VPSC at one of the addresses noted on the first page of the Prospectus (or any other address we indicate to you in writing). If a cancellation occurs prior to the end of the 12th Policy Year, a cancellation fee of no more than 2% of the Adjusted GMAB Account Value may apply. The rider will end on the date we receive your request. The rider will also end if the insured dies prior to the end of the benefit period; the policy ends, is surrendered or lapses; at the end of the 12th Policy Year; or if you choose to make a premium payment or transfer to an allocation alternative other than a GMAB Allocation Alternative after notification. The rider provides no benefit if the policy lapses, or if you cancel the rider prior to the end of the 12th Policy Year, even if the Adjusted GMAB Account Value is greater than the Separate Account Value.
Example: For a policy with a Face Amount of $250,000 and the GPT elected as the Life Insurance Qualification Test, issued on a Representative Insured (Male, Issue Age 40, Preferred rating), with 100% allocation to the GMAB Allocation Alternatives in the Separate Account, no partial surrenders, and cumulative annual premium payments of $35,280 and GMAB Rider Charges of $1,119 through the end of Policy Year 12, if there is:
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a Gross Return on Separate Account Assets of 0%, the difference between the Separate Account Value of $23,571 and the Adjusted GMAB Account Value of $26,966 at that time will be $3,395. In that case, the Separate Account Value will be adjusted to reflect the Adjusted GMAB Account Value of $26,966 at Rider Exercise.
•
a Gross Return on Separate Account Assets of 8%, the Separate Account Value of $40,545 will exceed the Adjusted GMAB Account Value of $26,966. In that case, the Separate Account Value will not be increased.
As noted above, if before Rider Exercise, the Insured dies, the Policy is surrendered or lapses, or the Rider is canceled, the rider will provide no benefit. A cancellation fee of no more than 2% of the Adjusted GMAB Account Value may also apply if the rider is canceled prior to the end of the 12th Policy Year.
•
Waiver of Specified Premium (WSP) Rider: Subject to jurisdictional availability, this rider will pay, on each Monthly Deduction Day, a specified premium amount (the “WSP Amount”) into the policy if the insured suffers from a total disability (lasting at least six (6) consecutive months) while the WSP Rider is in force. You must provide proof that the insured has been totally disabled for at least six consecutive months before we will pay the WSP Amount into the policy. Written notice and proof of total disability must be provided to us in Good Order at the VPSC, or any other location that we indicate to you in writing, while the insured is living and has a total disability, or as soon as it can reasonably be done. From time to time, we may require proof that the insured is totally disabled. We will pay for any medical examination necessary in connection with such proof. This rider is only available to insureds who are issue age 0-59.
We will deduct a Premium Expense Charge from any WSP Amount paid into the policy. The first benefit payment will include a one-time lump sum that covers any WSP Amount that would have been paid from the beginning of the insured’s total disability. We will also return any WSP Rider charges that were deducted during this period. We will pay the WSP Amount until: (a) the period of total disability ends; (b) the policy anniversary on which the insured is age 65; or (c) the policy ends or is surrendered, whichever comes first. Monthly WSP rider charges are waived during any period when the WSP Amount is being paid. Note: Payment of the WSP Amount does not guarantee that your policy will not lapse. Although we will pay the WSP Amount into your policy each month while you are on claim, we will also continue to deduct applicable Monthly Deduction Charges other than the WSP Rider charges. You may be required to pay additional premiums during a period of total disability to maintain the policy in force.
At rider issue, the WSP Amount is based on: (a) the Face Amount of the policy; and (b) the insured’s issue age, gender, and risk classification. The WSP Amount may not be greater than $12,500 on a monthly basis. Subject to this maximum, if changes occur that increase or decrease the Face Amount of the policy or modify the insured’s class of risk, the WSP Amount will vary accordingly. The WSP Amount will not increase or decrease during a period of total disability, but it will be recalculated (if necessary) to account for any changes affecting that amount if the disability period ends. The monthly rider charge is calculated by multiplying the WSP Amount by a rate that is based on the insured’s gender at birth and age at rider issue and/or at the time of any changes to the WSP Amount. In addition, certain underwriting risks—including the insured’s medical condition, occupation or avocation—may increase the monthly rider charge, if applicable. Although the monthly rider charge can vary, it will never be greater than $217.50 per $1,000 of WSP Amount.
You may cancel the rider at any time by sending us a signed notice in Good Order. The rider ends on the earlier of any of the following events: when the policy ends, when the policy is surrendered, or on the policy anniversary on which the insured is age 65.
Example: For a Series 1 Policy with a Face Amount of $250,000 issued on a Representative Insured (Male, Issue Age 40, Preferred rating), if the Insured becomes totally disabled (subject to the terms above) at attained age 45, the Rider will pay a WSP Amount of $232.75 (based on the factors outlined above) on each Monthly Deduction Day until: (a) the period of total disability ends; (b) the policy anniversary on which the insured is age 65; or (c) the policy ends or is surrendered, whichever comes first. We will deduct a Premium Expense Charge from any WSP Amount—in this case, current charges would be $9.31 for a Non-Qualified policy and $6.40 for a Qualified policy. Monthly Deduction Charges will also be deducted. For a Series 2 Policy with a Face Amount of $250,000 issued on a Representative Insured (Male, Issue Age 40, Preferred rating), if the Insured becomes totally disabled (subject to the terms above) at attained age 45, the Rider will pay a WSP Amount of $341.60 (based on the factors outlined above) on each Monthly Deduction Day until: (a) the period of total disability ends; (b) the policy anniversary on which the insured is age 65; or (c) the policy ends or is surrendered, whichever comes first. We will deduct a Premium Expense Charge from any WSP Amount—in this case, current charges would be $13.66 for a Non-Qualified policy and $9.39 for a Qualified policy. Monthly Deduction Charges will also be deducted.
Age 121 Policy Anniversary
Beginning on the policy anniversary on which the insured is age 121, the Life Insurance Benefit will remain in force for all subsequent years, but the following limitations will apply:
(a)
No further Planned or Unplanned Premiums will be allowed, except as needed to keep your policy from lapsing.
(b)
No Face Amount or Life Insurance Benefit Option changes will be permitted.
(c)
Other than the Monthly Mortality and Expense Risk Charge, no further monthly deductions will be made from your Cash Value.
(d)
Your Cash Value will continue to be invested in the Investment Options chosen by the policyowner.
(e)
Transfers among the Investment Options will continue to be allowed.
(f)
Partial surrenders and loan repayments will continue to be allowed.
(g)
New policy loans may be requested and loan interest will continue to accrue on any new and existing loans at the current Loan Interest Rate. However, if the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy minus surrender charges, your policy could lapse.
(h)
Any other riders attached to your policy will end, unless stated otherwise in the rider. The ROP Rider will not end at age 121.
Please consult your tax advisor regarding the tax implications of these options.
If your policy is still in effect when the insured dies, we will pay the Life Insurance Proceeds to the beneficiary.
Tax-Free “Section 1035” Insurance Policy Exchanges
Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under IRC Section 1035. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Also, some charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for IRC Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. In addition, Treasury regulations provide that an exchange of a policy may be treated as a reportable policy sale, resulting in the death benefit under the new policy being partially taxable, unless you have a substantial family, business, or financial relationship with the insured at the time of the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest. New York Life may accept standard electronic instructions from another insurance carrier for the purposes of effecting an IRC Section 1035 exchange.
Because the final surrender value of your existing policy will be calculated once the new life insurance policy has been approved for issuance, this final surrender value may be impacted by increases or decreases in policy values that result from market fluctuations during the period between submission of the exchange request and actual processing. The final surrender value may be calculated several Business Days after we receive your exchange request in Good Order. Please consult your current insurer for options to potentially mitigate market exposure during this period. In addition, as we will not issue the new policy until we have received an initial premium from your existing insurance company, the issuance of the policy in an exchange could be delayed.
24-Month Exchange Privilege
Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you may exchange it for a new policy on the life of the Insured without evidence of insurability and without a Surrender Charge deduction.
The new policy will be on a permanent plan of life insurance, which we were offering for this purpose on the Issue Date of this VUL Policy. The new policy will have a face amount equal to the initial Face Amount of this Policy. It will be based on the same Policy Date, Insured’s class of risk, gender, and Issue Age as this Policy, but will not offer variable investment options such as the Investment Divisions. The new policy will have the same provisions and be subject to the same limitations as are in the series of permanent plan life insurance policies being issued by us on that date. All riders attached to this Policy will end on the date of exchange, unless we agree otherwise.
To exchange your policy:
•
your policy must be in force on the date of the exchange;
•
you must repay any unpaid loan (including any accrued loan interest); and
•
you must submit a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing).
We will process your request for an exchange on the later of: (1) the Business Day on which we receive your written request in Good Order along with your policy, or (2) the Business Day on which we receive the necessary loan payment for your exchange in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy’s Cash Value plus a refund of all Monthly Cost of Insurance Charges, Monthly Per Thousand of Face Amount Charges, Premium Expense Charges and any rider charges taken as of the date of the exchange. We will not refund Monthly Mortality and Expense Risk Charges, or Monthly Contract Charges. Because policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and actual processing, the Cash Value applied to your new policy may be impacted. Please consult your registered representative for options to potentially mitigate market exposure during the time it will take to process the exchange. We will require you to make any adjustment to the premiums and Cash Value of your variable policy and the new policy, if necessary.
When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law. Requests received after 4:00 pm (Eastern Time) on a Business Day, or on a non-Business Day, will be processed as of the next Business Day.

Premiums

Premium payments are classified as planned or unplanned premiums.
The currently available methods of payments are: direct payment to NYLIAC, pre-authorized one-time or monthly deductions from your bank, credit union or similar accounts or any other method agreed to by us.
Acceptance of initial and subsequent premium payments is subject to our Sales Standards.
Planned Premium
When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your “planned premium.” It is shown on the Policy Specifications Page. Factors that should be considered in determining your premium payment are: age, underwriting class, gender, policy Face Amount, Investment Division performance, loans, and riders you add to your policy.
You can make additional planned premium payments at any time up to the insured’s attainment of age 121 (except as permitted in “Age 121 Policy Anniversary”). However, if payment of a planned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.
Unplanned Premium
An unplanned premium is a payment you make that is not part of the premium schedule you choose.
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While the insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age 121 (except as permitted in “Age 121 Policy Anniversary”). However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. The Life Insurance Benefit increase may occur for your policy to continue to qualify as life insurance under IRC Section 7702.
•
If you exchange one policy for another under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.
•
The minimum unplanned premium amount we allow is $50.
•
We may limit the number and amount of any unplanned premium payments.
Unplanned premiums must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Acceptance of initial and subsequent premium payments is subject to our Sales Standards.
Risk Of Minimally Funded Policies
You can make additional planned or unplanned premium payments at any time up to the insured’s attainment of age 121 (except as permitted in “Age 121 Policy Anniversary”). We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.
Although premium payments are flexible, you may need to make subsequent premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Cash Surrender Value because of market fluctuation and performance-related risks. When initially determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)
Timing And Valuation
Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. Any premiums received after that time will be credited to your policy on the next Business Day.
The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays and major U.S. holidays.
Free Look
You have the right to cancel your policy, within certain limits. Under the Free Look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. You can cancel increases in the Face Amount of your policy under the same time limits. (See “State Variations and Rider Availability” for state-by-state details.) To receive a refund, you must return the policy and/or provide a written request for cancellation in Good Order to the VPSC at one of the addresses noted on the first page of the prospectus (or any other address we indicate to you in writing) or to the registered representative from whom you purchased the policy within 20 days of receiving the policy. If you cancel your policy, we will generally pay you your policy’s Cash Value, plus any Premium Expense Charges and Monthly Deduction Charges, minus loans and accrued loan interest calculated as of the Business Day that the VPSC or the registered representative through whom you purchased it receives the policy and/or your written request for cancellation in Good Order.
If you cancel an increase in the Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums that are allocated to the increase, less any part of the excess premium payments that we have already paid to you.
Premium Payments
Premium payments should be mailed to: NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or by express mail to NYLIAC, Suite 3021, c/o The Northern Trust Bank, 350 North Orleans Street, Receipt & Dispatch, 8th Floor, Chicago, IL 60654. Acceptance of initial and subsequent premium payments (whether planned or unplanned) are subject to our Sales Standards.
The currently available methods of payment are: direct payment to NYLIAC, pre-authorized one-time or monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us.
We apply the Net Premium to the Investment Divisions (including those available with the available Asset Allocation Models), the Fixed Account and/or DCA Accounts, according to your instructions.
If you elect the GPT to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 2% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. (See “Policy Payment Information—Life Insurance Benefit Options” for more information.)
The payment of the initial premium (and any other planned or unplanned premium made before the Initial Premium Transfer Date) will be applied to the General Account. On the Initial Premium Transfer Date, we allocate the Net Premium, along with any interest credited, to the Investment Divisions of the Separate Account, the Fixed Account, and/or the DCA Plus Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a subsequent premium payment by submitting a revised premium allocation form in Good Order to one of the addresses listed for payment of subsequent premiums on the first page of this prospectus (or any other address we indicate to you in writing). Your revised premium allocation selection will be effective as of the Business Day the revised premium allocation is received by the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Premium allocation selections received after market close will be effective the next Business Day. The allocation percentages must be in whole numbers.
Automatic Premium Payment Arrangement
An automatic premium payment arrangement is a service that allows you to authorize monthly electronic deductions from your checking account to make premium payments. You can select any day of the month to initiate drafts except the 29th, 30th and 31st. If a draft date is not selected, it will be the Policy Date. A voided blank check must be forwarded along with an application to begin an automatic premium payment arrangement. To set up an automatic premium payment arrangement, you must submit your request in writing in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
Premium Payments Returned For Insufficient Funds
If your premium payment is returned by the bank for insufficient funds, we will reverse the Investment Options you have chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy’s Cash Value. If an automatic premium payment withdrawal is returned for insufficient funds for two consecutive months, this premium payment arrangement will be suspended until you provide written notification in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), or by phone on our toll-free number (1-800-598-2019), that you wish to resume the arrangement and we agree to do so.

Policy Payment Information

When Life Insurance Coverage Begins
If you have coverage under a conditional temporary agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date.
In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the full initial premium payment in Good Order that you are required to make when the policy is delivered to you. You can call 1-800-598-2019 to determine if we have received your premium payment.
The monthly deduction of charges will begin on the first Monthly Deduction Day, which will be the monthly anniversary of the Policy Date on or following the later of the Issue Date or the date we receive the full initial premium payment in Good Order. If the Policy Date is prior to the later of the Issue Date or the date we receive the full initial premium payment, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.
Changing The Face Amount Of Your Policy
You may increase or decrease the Face Amount of your Policy, subject to the minimum and maximum Face Amount limitations shown in the Additional Policy Information section of your Policy Specifications Pages. If you decrease the Face Amount, you may be subject to increased Monthly Cost of Insurance Rates which in no event will be higher than the Maximum Cost of Insurance Rates in your Policy Specifications Pages. The Face Amount of your policy affects the Life Insurance Benefit to be paid.
To increase the Face Amount of your policy, you must either contact your registered representative or send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). If an increase is approved, we will increase the Face Amount on the Monthly Deduction Day on or after the date we approve the increase.
You should consider the following consequences when increasing the Face Amount of your policy:
•
possible increased Monthly Cost of Insurance Charges on the amount of the increase;
•
an additional Monthly Per Thousand of Face Amount Charge;
•
a new suicide and contestability period applicable only to the amount of the increase;
•
a new Surrender Charge Period applicable only to the amount of the increase;
•
a change in the life insurance percentage applied to the entire policy under Section 7702 of the IRC; and
•
a possible new seven-year testing period for modified endowment contract status.
Under certain circumstances, you can request a decrease in the Face Amount of your policy. To decrease the Face Amount of your policy, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). You should consider the following possible consequences when decreasing the Face Amount of your policy:
•
a change in the total policy cost of insurance charge;
•
possible force-outs of premium if premiums paid exceed the GPT;
•
a surrender charge applicable to the amount of the decreased Face Amount (We will deem the amount attributable to your most recent increase in the Face Amount to be canceled first); and
•
adverse tax consequences.
For more information about changing the Face Amount of your policy, see the SAI.

Life Insurance Proceeds
We will pay proceeds to your beneficiary when we receive satisfactory proof that the insured died. These proceeds will equal:
1)
the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen (together with the ROP Rider, if applicable), valued as of the date of death; plus
2)
any additional death benefits available under the riders you have chosen which have not already been reflected in the Life Insurance Benefit; minus
3)
any outstanding loans (including any accrued loan interest as of the date of death) on the policy and any unpaid or deferred Monthly Deduction Charges.
We will pay interest on these proceeds from the date the insured died until the date we pay the proceeds. See “Policy Payment Information—Life Insurance Benefit Options” for more information.
Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or the date the life insurance benefit is due and payable. For example, if the payment of a life insurance benefit has been triggered, but, if after a thorough search, we are unable to locate the beneficiary of the life insurance benefit, or the beneficiary does not come forward to claim the life insurance benefit in a timely manner, the life insurance benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the insured last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable, however, and the state is obligated to pay the life insurance benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019 or send a written request in Good Order to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) to make such changes.
Payees
The beneficiary is the person(s) or entity(ies) you have specified on our records to receive the Life Insurance Proceeds from your policy. You have certain options regarding the policy’s beneficiary:
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You name the beneficiary when you apply for the policy. The beneficiary will receive the Life Insurance Proceeds after the insured dies.
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You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.
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To change a revocable beneficiary while the insured is living, you must either send a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing), or contact us online at www.newyorklife.com.
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If no beneficiary is living when the insured dies, we will pay the Life Insurance Benefit Proceeds to you (the policyowner), or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.
You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.
How Life Insurance Proceeds Will Be Paid
The Life Insurance Proceeds will be paid in a lump sum. After the death of the insured, we will pay the beneficiary a single check for the amount of the Life Insurance Proceeds. Any Life Insurance Proceeds paid in one sum will include interest compounded each year from the date of the insured’s death to the date of payment. We set the interest rate each year. This rate will be at least the rate required by law.
When We Pay Life Insurance Proceeds
If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, partial surrenders, loan proceeds, or the Life Insurance Proceeds generally within seven days after we receive all of the necessary requirements in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
Under the following situations, payment of proceeds may be delayed:
•
We may delay payment of any loan proceeds attributable to the Separate Account, any partial surrenders from the Separate Account, the policy’s Cash Surrender Value, or the Life Insurance Proceeds during any period that:
(1)
we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, an emergency exists, or an Eligible Portfolio suspends redemptions pursuant to SEC Rules 2a-7 or 22e-3 under the 1940 Act or otherwise; or
(2)
the SEC, by order, permits us to delay payment to protect our policyowners.
•
We may delay payment of any portion of any loan or surrender request, including requests for partial surrenders, from the Fixed Account and/or the DCA Accounts for up to six months from the date we receive your request.
•
We may delay payment of the entire Life Insurance Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, generally within thirty-one (31) days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.
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Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial surrenders, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.
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If you have submitted a recent check or draft, we have the right to defer payment of any surrenders, loans, death benefit proceeds, or amounts due pursuant to the free look provision until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.
We add interest at an annual rate at least equal to the minimum required by law if we delay payment of a partial surrender or Cash Surrender Value for 30 days or more.
We add interest to Life Insurance Benefit Proceeds from the date of death to the date of paymentat a rate at least equal to the minimum required by law.
Two Life Insurance Benefit Options
Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit option you choose. Your policy offers two options:
Option 1— Except as described below, the Life Insurance Benefit under this option is equal to the policy’s Face Amount. If you have elected the ROP Rider, the Life Insurance Benefit is equal to the policy’s Face Amount plus the ROP Benefit (as described in the ROP Rider).
Option 2— Except as described below, the Life Insurance Benefit under this option is equal to the policy’s Face Amount plus the policy’s Cash Value on the date of death. The Life Insurance Benefit under this option will vary with the policy’s Cash Value. Cash Value varies due to performance of the Investment Divisions selected, interest credited to the Fixed Account and/or the DCA Accounts, outstanding loans (including loan interest), charges, and premium payments. Your Life Insurance Benefit will never be less than your policy’s Face Amount.
We determine the Life Insurance Benefit as of the date of the insured’s death. Under either of the options, your Life Insurance Benefit may be greater if the policy’s Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702 (the “Corridor Death Benefit”) as described below, is greater than the amount calculated under the option you have chosen. If you have elected the Guaranteed Minimum Accumulation Benefit rider, your Corridor Death Benefit will be equal to the Cash Value (calculated using the higher of the GMAB Account Value or the Separate Account Value) multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702. In both cases, you can find this percentage on the Policy Specifications Page.
Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the GPT or the CVAT. You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used. For Series 1 Policies, the Overloan Protection Rider and the Guaranteed Minimum Accumulation Benefit Rider are only available if you choose GPT and you are not eligible for the Overloan Protection Rider or the Guaranteed Minimum Accumulation Benefit Rider if you choose CVAT. For Series 2 Policies, the Guaranteed Minimum Accumulation Benefit Rider is only available if you choose GPT and you are not eligible for the Guaranteed Minimum Accumulation Benefit Rider if you choose CVAT.
The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the age of the insured) of the Cash Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on age, gender, and risk class of the insured) of the Cash Value.
The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Life Insurance Benefit in relation to Cash Value than is required by the GPT corridor. Therefore, as your Cash Value increases while your policy is in corridor, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.
Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy but may require the policy to have a higher Life Insurance Benefit. (See the SAI for examples of the impact of these tests on sample Life Insurance Benefit options).
Assuming your Life Insurance Benefit does not increase to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments under these options:
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If you choose Option 1 without the ROP Rider, your Life Insurance Benefit will not vary in amount, and generally you will have lower total policy cost of insurance charges and lower Life Insurance Benefit Proceeds than under Option 1 with the ROP Rider or Option 2.
•
If you choose Option 1 with the ROP Rider or Option 2, your Life Insurance Benefit will vary with the amount of premiums you have paid into the policy or your policy’s Cash Value, and you will generally have higher total policy cost of insurance charges and higher Life Insurance Benefit Proceeds than under Option 1 without the ROP Rider.
The Life Insurance Benefit Option you choose will affect your policy’s Commissionable Target Premium. (See “Distribution and Compensation Arrangements” for more information.) As Commissionable Target Premiums, in turn, affect the amount of compensation received by your registered representative, they have the potential to influence the recommendation made by your registered representative or broker-dealer as to which Life Insurance Benefit Option you should choose. If you choose Life Insurance Benefit Option 2 and pay premiums equal to the Commissionable Target Premium, your registered representative or broker-dealer will receive greater compensation than if you choose Life Insurance Benefit Option 1.
Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy to ensure that such Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.
Changing Your Life Insurance Benefit Option
You can change the Life Insurance Benefit option for your policy to Option 1 or Option 2 while the insured is alive. We may, however, prohibit you from changing the Life Insurance Benefit Option if the change would cause: (1) the Face Amount of the policy to be less than the policy minimum, (2) the policy to fail to qualify as life insurance under Section 7702 of the IRC or (3) the policy’s Face Amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted: (1) on or after the policy anniversary on which the insured is age 121 or (2) when the No Lapse Guarantee has been invoked. If you have elected the ROP Rider, an option change from Option 1 to Option 2 will terminate the rider and will affect the Face Amount of your policy. See “Description of the Policy—Additional Benefits Through Riders and Options—Return of Premium (ROP) Rider—Effect of a Life Insurance Benefit Option Change” for more information.
Option changes may also be restricted depending on the selection of optional riders.
Changes From Option 1 To Option 2	Changes From Option 2 To Option 1
If you change from Option 1 to Option 2, we will
decrease the Face Amount of your policy by the
amount of the policy’s Cash Value, so that your Life
Insurance Benefit immediately before and after the
change remains the same. If a surrender charge
applies to a Face Amount decrease at the time you
change your Life Insurance Benefit option, we will
assess a surrender charge based on the amount of the
Face Amount decrease.

If you change from Option 2 to Option 1, we will
increase the Face Amount of your policy by the amount
of the policy’s Cash Value, so that your Life Insurance
Benefit immediately before and after the change
remains the same. We will continue to apply the
existing surrender charge schedule to your policy, and
we will not apply a new surrender charge schedule to
the increased Face Amount resulting from the change
in this option.

To change your Life Insurance Benefit Option, you must submit a signed written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). If the change would increase the Net Amount at Risk, we will not require any proof of insurability to make such a change. We will change your Life Insurance Benefit Option on the Monthly Deduction Day on or after the date we receive your written request in Good Order. Surrender charges may apply to any Face Amount decrease due to a change in Life Insurance Benefit Option. Changing your Life Insurance Benefit Options may have tax consequences. You should consult a tax advisor before changing your Life Insurance Benefit Option.
(See the SAI for examples of how an option change can impact your Life Insurance Benefit.)
Additional Policy Provisions

Limits On Our Rights To Challenge Your Policy
Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount increase as a result of a change in the Life Insurance Benefit option. For any increase(s) in Face Amount other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase or payment. If this policy ends and is reinstated, we will not contest the policy after it has been in effect during the lifetime of the insured for two years from the date of reinstatement.
Suicide
If the death of the insured is a result of suicide within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or partial surrender benefits paid. If a suicide occurs within two years of the effective date of a Face Amount increase, we will only pay the total Monthly Cost of Insurance Charges we deducted from Cash Value for the increase. No new suicide exclusion period will apply if the Face Amount increase was due solely to a change in the Life Insurance Benefit Option.

Misstatement Of Age Or Gender
If the policy application misstates the insured’s age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age and gender. We will adjust the Life Insurance Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth and gender.
Assignment
While an insured is living, you can assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of such assignment in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See “Federal Income Tax Considerations” for more information.) You cannot assign Qualified Policies.
Surrenders

Partial Surrenders
You can request a partial surrender from your policy if: (1) the insured is living, (2) the partial surrender being requested is at least $100, and (3) the partial surrender will not cause the policy to fail to qualify as life insurance under IRC Section 7702.
Amount Available For A Partial Surrender
You may request a partial surrender from the policy for an amount up to the Cash Surrender Value of your policy. We process a partial surrender at the price next determined after we receive your written request in Good Order. We will not allow a partial surrender if it would reduce the policy’s Face Amount below the minimum Face Amount requirement of $50,000. See “Surrenders—Partial Surrenders—The Effect of a Partial Surrender” for more information on how a partial surrender can reduce your Face Amount, as applicable.
Requesting A Partial Surrender
You can request a partial surrender from your policy by sending a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing), by calling 1-800-598-2019, or utilizing any other method we make available. Please note that partial surrender requests must be received in Good Order and for requests above $50,000, we may require additional verification of the owner’s identity in a manner acceptable to us, including without limitation, a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in Good Order, before we will process a request to send partial surrender proceeds electronically to that bank account or through the mail to that address. In addition, partial surrender requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial surrender request must be made in writing, in Good Order and sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We do not currently accept faxed or e-mailed requests for a partial surrender; however we reserve the right to accept them at our discretion.
We will pay any partial surrender generally within seven days after we receive all of the necessary documentation and information in Good Order. However, we may delay payment under certain circumstances. (See “Policy Payment Information—When We Pay Life Insurance Benefit Proceeds” for more information.)
Your requested partial surrender will be effective on the date we receive your written request in Good Order.
However, if the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, then the requested partial surrender will be effective on the next Business Day.
When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender. You can specify how much of the partial surrender you want taken from the amount you have in each of the Investment Divisions and in the Fixed Investment Options. If you do not specify how you would like your partial surrender allocated, we will deduct the partial surrender and any partial surrender fee from the Investment Divisions and the Fixed Investment Options in proportion to the amounts you have in each of these Investment Options. We will not accept a partial surrender request that is greater than the amount in the Investment Divisions and/or the Fixed Investment Options you have chosen. A partial surrender may result in taxable income to you. (See “Federal Income Tax Considerations” for more information.)
Surrender Charge Due To Partial Surrender
A partial surrender may result in a decrease in your policy’s Face Amount, which may cause a surrender charge to apply. This charge will equal the difference between (1) and (2), where (1) is the surrender charge calculated on the original Face Amount, and (2) is the surrender charge calculated on the newly decreased Face Amount.
Periodic Partial Withdrawals
After the tenth Policy Year, you may elect to receive regularly scheduled withdrawals from your policy. These periodic partial withdrawals (PPW) can be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals, and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). To process a PPW, we must receive a written request in Good Order no later than five (5) Business Days prior to the date the withdrawals are to begin at one of the addresses listed on the first page of the prospectus, or you can utilize any other method we make available. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the withdrawals will begin one month after the date you requested it to begin. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). The minimum amount of withdrawal is $100, or such lower amount as we may permit. We reserve the right to deduct the Partial Surrender Fee, not to exceed $25, when you elect the PPW option. You can specify which Investment Divisions and/or Fixed Account from which the PPWs will be made. If you do not specify, we will withdraw money on a pro rata basis from each Investment Division and/or the Fixed Account. If a PPW would cause the policy’s Face Amount to be less than the minimum Face Amount, we will not process that PPW and the PPW arrangement will be suspended. If the policy’s Cash Surrender Value falls below $2,000, or the Cash Surrender Value is unable to cover the policy’s monthly charges, the PPW arrangement will also be suspended. If a PPW payment causes the policy’s Face Amount to decrease, a surrender charge may apply. You may not request this option if you have an Intermediate No-Lapse Guarantee Rider, your policy is a modified endowment contract or is at the minimum Face Amount. The PPW arrangement will automatically terminate when total withdrawals taken (including PPWs) equal the total premiums paid under the policy.
The Effect Of A Partial Surrender
When you make a partial surrender, we reduce your Cash Value and Cash Surrender Value by the amount of the partial surrender, and any applicable partial surrender fee and surrender charge. If you elect the Guaranteed Minimum Accumulation Benefit Rider, partial surrenders will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account can be greater than the dollar amount of these surrenders. (See “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.”)
•
Option 1
If you have elected Life Insurance Benefit Option 1, we reduce your policy’s Face Amount by the difference between:
(1)
the amount of the surrender; and
(2)
the greater of:
(a)
the Cash Value of the policy immediately prior to the surrender, minus the Face Amount divided by the applicable percentage for the insured’s age at the time of the partial surrender, as shown on the Policy Specifications Page, or
(b)
zero.

If the above results in zero or a negative amount, we will not adjust the Face Amount of your policy.
•
Option 1 with the ROP Rider
If you have elected Life Insurance Benefit Option 1 with the ROP Rider, your Face Amount may be reduced if the requested partial surrender exceeds the amount of the ROP Benefit. See “Description of the Policy—Additional Benefits Through Riders and Options—Return of Premium (ROP) Rider—Effect of Partial Surrenders on the Policy’s Cash Value and Face Amount” for more information.
•
Option 2
If you have elected Life Insurance Benefit Option 2, we will not reduce your policy’s Face Amount.
Any decrease in the Face Amount caused by the partial surrender will first be applied against the most recent increase in Face Amount. It will then be applied to other increases in Face Amount and then to the initial Face Amount in the reverse order in which they took place. Surrender charges may apply to Face Amount decreases. However, we will not apply a surrender change if you have elected the 24-Month Exchange Privilege.
The following example shows the effect of a partial surrender on the Life Insurance Benefit for Life Insurance Benefit Option 1, as described above, issued on a Male Insured, Age 40:
		Option 1	Option 1 with ROP
Immediately prior to partial surrender	Total Face Amount:	$1,075,000	$775,000
	Life Insurance Benefit	$1,075,000	$1,075,000
	Cash Value	$500,000	$500,000
	ROP Benefit	—	$300,000
	Partial Surrender	$350,000	$350,000
	IRC Sec. 7702 Percentage (Male, attained age 45 at time of partial surrender under Guideline Premium Test)	215%	215%
Option 1	Total Face Amount:		$1,075,000
	We reduce Face Amount by the difference between (1) or (2), not less than $0, where:
	(1) is the partial surrender amount ($350,000); and		$350,000
	(2) the greater of:
	(a) Cash Value ($500,000) less Death Benefit ($1,075,000) divided by IRC Sec 7702 Percentage (215%); or		$0
	(b) $0.		$0
	Face Amount Reduction: (difference between (1) $350,000 and (2) $0)		$350,000
	Face Amount Reduced to:		$725,000

Option 1 with ROP	Total Face Amount:	$775,000
	If the partial surrender exceeds the amount of the ROP Benefit, we will reduce the Face Amount by the difference between (1) and (2), not less than $0, where:
	(1) $350,000 less $300,000 (prior to surrender); and	$50,000
	(2) the greater of:
	(a) Cash Value ($500,000) less ROP Benefit ($300,000) less Face Amount ($775,000) divided by IRC Sec 7702 Percentage (215%); or	$(160,465.12)
	(b) $0.	$0
	Face Amount Reduction: (difference between (1) $50,000 and (2) $0)	$50,000
	Face Amount Reduced to:	$725,000
Full Surrenders
Cash Surrender Value
The Cash Surrender Value of your policy is the amount we will pay you if you request a full surrender of your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy minus any surrender charges that may apply and minus outstanding policy loans (including any accrued loan interest). Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Investment Options, and because a surrender fee may apply, the Cash Surrender Value may be more or less than the total premium payments you have made minus any applicable fees and charges. You can surrender your policy for its Cash Surrender Value at any time while the insured is living.
Requesting A Surrender
To surrender the policy, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). For Requests to surrender above $50,000, we may require additional verification of the owner’s identity in a manner acceptable to us, including without limitation, a notarized confirmation of the owner(s) signature or medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address.
When The Surrender Is Effective
Your surrender will be effective as of the end of the Business Day the VPSC receives your written request in Good Order together with the policy. If, however, the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, the requested surrender will be effective on the next Business Day. Generally, we will mail the surrender proceeds within seven days after the effective date, subject to the limits explained in the “Policy Payment Information—When We Pay Life Insurance Proceeds” section. A surrender may result in taxable income and a penalty tax to you. (See “Federal Income Tax Considerations” for more information.)

Loans

You can borrow any amount up to the loan value of the policy. The loan value at any time is equal to: ((100% - a) x b) - c, where:
a = the current loan interest rate;
b = the policy’s Cash Surrender Value; and
c = the sum of three months of Monthly Deduction Charges.
Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy’s Cash Value but is transferred to the Loan Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on the Fixed Account and/or DCA Accounts. Loans may affect the No Lapse Guarantee.  In addition, if you elect the Guaranteed Minimum Accumulation Benefit Rider, at the end of 12th Policy Year, the GMAB Account Value will be reduced by any loans and accrued loan interest to arrive at the Adjusted GMAB Account Value. (See “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.”)
If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address.
Your Policy As Collateral For A Loan
When you request a loan, or when outstanding loan interest is added to and becomes part of a loan, a transfer of funds will be made from the Fixed Investment Options and/or the Separate Account to the Loan Account so that the Cash Value in the Loan Account is at least 100% of the requested loan plus any outstanding loan principal. Any such transfer(s) will be made in the following order unless you specify otherwise and we agree:
1.
First, from the Fixed Account until the Cash Value in the Fixed Account is equal to zero.
2.
Second, from the DCA Plus Account or the Extension Account (as applicable) until the Cash Value in all DCA Account Options is equal to zero. Cash Value will be taken from the applicable DCA Account Option on a first in-first out (FIFO) basis if multiple payments have been made to such DCA Account Option.
3.
Third, if the Cash Value in the Fixed Investment Options is insufficient to cover the full amount of the loan, the remaining loan amount will be taken on a pro-rata basis from your Investment Divisions in the Separate Account.
Please note that loan requests must be received in Good Order and for requests above $50,000, we may require additional verification of the owner’s identity in a manner acceptable to us, including without limitation, a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in Good Order, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. In addition, loan requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such loan request must be made in writing, in Good Order and sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be honored at any time. We do not currently accept faxed or e-mailed loan requests, however, we reserve the right to accept them at our discretion.
Loan Interest
We currently charge an effective annual loan interest rate of 3% in Policy Years 1-10, and 2% in Policy Years 11 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.

Interest Credited On The Cash Value Held As Collateral For A Policy Loan
When you take a loan against your policy, the loaned amount that we hold in the Loan Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the Loan Account may also be different from the rate we credit on other amounts in the Fixed Account or amounts in the DCA Accounts. We guarantee that the interest rate we credit on the Loan Account will always be at least the Guaranteed Minimum Interest Rate credited to the Fixed Account for your policy. For the first ten Policy Years, we guarantee that the rate we credit on the Loan Account will never be lower than the rate we charge for policy loans minus 2% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on the Loan Account will never be lower than 4%). Currently, for the first ten Policy Years, the rate we expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in Policy Year 11, we guarantee that the rate we credit on the Loan Account will never be lower than the rate we charge for policy loans minus 0.25% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on the Loan Account will never be lower than 5.75%). Currently, beginning in Policy Year 11, the rate we expect to credit on loaned amounts is equal to the rate we charge for loan interest. The interest earned on the Loan Account accrues daily and is credited to the Fixed Account on each Monthly Deduction Day, where it will earn the crediting rate applicable to the Fixed Account going forward.
When Loan Interest Is Due
The interest we charge on a loan accrues daily and is payable on the following dates:
•
the policy anniversary;
•
the date you surrender the policy;
•
the date you fully repay a loan;
•
the date the policy lapses;
•
the date on which the insured dies; or
•
any other date we specify.
Any loan interest that you do not pay when due will become part of the policy loan and will also accrue interest. You should be aware that the larger the loan becomes relative to the Cash Value, the greater the risk that the remaining Cash Surrender Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.
Loan Repayment
You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When a loan repayment is received, we will first use the money to cancel all or part of any outstanding loan which was originally taken from the Fixed Account. Any remaining portion of the loan payment will be allocated to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree. If there is no money allocated to the Investment Divisions on the date of your loan repayment, the entire remaining loan repayment amount will be allocated to the Fixed Account. Repayments of loans from the DCA Accounts will be allocated to the Fixed Account. Loan payments must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).
Excess Loan Condition
If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy minus surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

The Effect Of A Policy Loan
A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because amounts borrowed are removed from your Investment Divisions (which receive investment performance) and placed into the Loan Account (which earns interest at a fixed rate). Investment results will apply only to the amounts remaining in your Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited to the Loan Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest credited to the Loan Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued loan interest will reduce the Life Insurance Proceeds that might otherwise be payable.
In addition, unpaid capitalized loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the Loan Account. (See “Federal Tax Considerations” for more information.) Loans may affect the No Lapse Guarantee.
Termination And Reinstatement

Late Period
If, on a Monthly Deduction Day, the No Lapse Guarantee is not in effect and your Cash Surrender Value is less than the Monthly Deduction Charges, your Policy will continue for a late period of 62 days after that Monthly Deduction Day. (See “State Variations and Rider Availability” for state-by-state details). This may happen even if all Planned Premiums have been paid. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy of the notice to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits. No new loans or partial surrenders may be taken during the late period. If your policy has a No Lapse Guarantee, it may prevent your policy from terminating during the period of time in which the No Lapse Guarantee is in effect.
If the insured dies during the late period, we will pay the Life Insurance Proceeds to the beneficiary. We will reduce the Life Insurance Proceeds by the amount of any unpaid loan and accrued loan interest and by any unpaid or deferred monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the insured dies.
No Lapse Guarantees
The policy offers a No Lapse Guarantee. You may also have elected to receive no lapse guarantee benefits through the purchase of a rider at policy issue—the Intermediate No-Lapse Guarantee Rider.
No Lapse Guarantee
The No Lapse Guarantee (“NLG”) ensures that the policy will not lapse, provided that the NLG is in effect and that it passes an NLG Premium Test. The policy will pass the test on any Monthly Deduction Day if (a) - (b+c) + (d) is at least equal to the NLG Required Premium as of that date, where:
(a)
equals the cumulative sum of all premiums paid to date under the policy;
(b)
equals the amount of any partial surrenders and any associated processing fees;
(c)
equals any outstanding policy loan and accrued loan interest; and
(d)
equals one NLG Minimum Monthly Premium.

If the policy passes the NLG Premium Test, it will not enter the late period even if on a Monthly Deduction Day, your Cash Surrender Value is insufficient to pay the Monthly Deduction Charges for the next policy month. Rather, we will deduct the charges from the Available Cash Value to the extent possible. We will defer the deduction of any amount that exceeds the Available Cash Value until the end of the Guarantee Period. It is possible, therefore, that a negative Cash Value could accumulate while the NLG is in effect. The NLG will become inactive before the end of the Guarantee Period if, on any Monthly Deduction Day, your premium payments do not pass the NLG Premium Test. If this occurs, you will have the opportunity to reactivate the NLG by paying an additional premium amount necessary to satisfy the NLG Premium Test and put the NLG back into effect.
The NLG will end when the Guarantee Period ends. When the Guarantee Period ends, if there is insufficient Cash Surrender Value to cover the current and any deferred Monthly Deduction Charges, you will be sent a bill for the accumulated negative amount. If that bill is not paid, the policy will enter the Late Period. If the bill is not paid in the Late Period, the policy will end and there will be no Cash Value or Life Insurance Benefit.
The length of the Guarantee Period varies according to the Insured’s age at the time the policy is issued, as set forth below:
No Lapse Guarantee Period
Issue Age	Policy Years
0 to 75	1-10
76	1-9
77	1-8
78	1-7
79	1-6
80	1-5
You can only have a no lapse guarantee after the Guarantee Period if you elected the Intermediate No-Lapse Guarantee Rider at policy issue and pay a charge for the rider.
Rider-Based No-Lapse Guarantee
Prior to January 1, 2020, we also offered the Intermediate No-Lapse Guarantee Rider through which you may have received no-lapse guarantee benefits for an additional charge.
Intermediate No-Lapse Guarantee (INLG) Rider (Not available with Series 2 Policies):
If elected, the INLG rider will waive all policy charges that exceed your policy’s Available Cash Value until the earlier of: (a) the 20th policy anniversary or (b) the policy anniversary on which the insured reaches attained age 80. This rider’s waiver of charges will replace any deferral benefit under the policy’s embedded No Lapse Guarantee. Under the embedded No Lapse Guarantee, any policy charges that exceed your Available Cash Value are simply deferred until the end of the Guarantee Period and you will be sent a bill for the accumulated unpaid amount at that time. Under this rider, however, all policy charges that exceed the policy’s Available Cash Value will be waived and no accumulated unpaid amount will be payable. As long as the rider is in effect and its benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy’s Cash Surrender Value is insufficient to cover the current monthly deduction charges. There is a separate charge for this rider that is deducted monthly until the rider expires.
To receive the rider benefit, you must have elected the rider at the time your policy was issued and you must pay the Monthly INLG Premium. Every month, we will perform an INLG Premium Test to determine if you have made enough cumulative premium payments to keep the rider in effect. The policy will pass the test on any Monthly Deduction Day if (a) - (b+c) + (d) is at least equal to the INLG Required Premium as of that date, where:
(a)
equals the cumulative sum of all premiums paid to date under the policy;
(b)
equals the amount of any partial surrenders and any associated processing fees;
(c)
equals any outstanding policy loan and accrued loan interest; and

(d)
equals one Monthly INLG Premium.
If your policy does not satisfy the INLG Premium Test on any Monthly Deduction Day, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the INLG Premium Test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive a premium payment necessary to pass the INLG Premium Test as of the Monthly Deduction Day following the date that the rider ended. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless you pay the premiums needed to cover any overdue charges and keep the policy in effect.
If you are receiving benefits under the separate Monthly Deduction Waiver rider, you will not be charged for, or receive a benefit under, the INLG Rider.
Reinstatement Option
If your policy has ended, you can request that we reinstate your policy if all of these conditions are met:
•
you send a written request for reinstatement, in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), within three years after your policy is ended;
•
the insured is alive; and
•
you have not surrendered your policy for its Cash Surrender Value.
Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on partial surrenders or amounts borrowed from the policy.
To reinstate your policy, a payment equal to the sum of the following amounts (the “Reinstatement Payment”) must be made:
(a)
An Unplanned Premium payment sufficient to cover the Monthly Deduction Charges and any other policy charges for three months after the date of reinstatement multiplied by the factor shown on the Additional Policy Information section of your Policy Specifications Pages;
(b)
An Unplanned Premium payment equal to any Monthly Deduction Charges or other policy charges that were due and unpaid at the time of termination multiplied by the factor shown on the Additional Policy Information section of your Policy Specifications Pages; and
(c)
An amount equal to any outstanding policy loans, together with accrued loan interest, that was not paid from Cash Value at the time of termination.
Any policy loan(s) in effect at the time of termination of your policy are not eligible for reinstatement.
If the required payment is made within 31 days after the end of the Late Period, no proof of insurability is required. If the required payment is not made within 31 days after the end of the Late Period, a written application will be required and you must provide proof of insurability that is acceptable to us.
We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance with your instructions at the time you make such payment. Payments received after 4:00 p.m. (Eastern Time) on any Business Day, or any non-Business Day, will be credited on the next Business Day.
The effective date of reinstatement will be the Monthly Deduction Day on or immediately following the later of (i) the date we approve your signed request for reinstatement; and (ii) the date we receive the Reinstatement Payment.
If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.
The Cash Value of the reinstated policy will equal:
(a)
the Reinstatement Payment net of applicable Premium Expense Charges, plus

(b)
the Surrender Charge which applies at the time of reinstatement, minus
(c)
any Monthly Deduction Charges due and unpaid at the time of termination, minus
(d)
any outstanding Policy loans, together with accrued loan interest, that was not paid from cash value at the time of termination.
New Contestable and Suicide Exclusion periods will apply from the effective date of reinstatement.

Distribution And Compensation Arrangements

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.
The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.
The “Commissionable Target Premium” is used in the calculation of the maximum commission payable and is based on the Life Insurance Benefit Option you choose, the age of the insured at the inception of the policy, gender, risk class, the face amount of the policy, and the Policy Series. The total commissions paid during the fiscal year ended December 31, 2021, 2020, and 2019 were $22,494,267, $8,948,510 and $6,297,587, respectively. NYLIFE Distributors did not retain any of these commissions. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.
NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.
Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by NYLIC. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.
NYLIFE Securities registered representatives can qualify to attend NYLIC-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by NYLIC depends on the sale of products manufactured and issued by NYLIC or its affiliates.
The policies are sold and premium payments are accepted on a continuous basis.
Please refer to the Statement of Additional Information for additional information on distribution and compensation arrangements. You may obtain a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus or any other address we indicate to you in writing) or by phone on our toll-free number (1-800-598-2019). The SAI is also posted at the following website, https://dfinview.com/NewYorkLife/TAHD/accumulatorii.
Federal Income Tax Considerations

Our Intent
Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.
The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Considerations”, below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.
The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.
Tax Status Of NYLIAC And The Separate Account
NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.
Charges For Taxes
We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under IRC Section 848 in connection with our receipt of premiums under Non-Qualified Policies. We may increase this charge to reflect changes in the IRC or otherwise to reflect changes in the taxes we owe. See “Deductions from Premium Payments—Premium Expense Charge” for additional information. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and/ or DCA Accounts, we may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account and/or DCA Accounts.
Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states and localities. At present we do not charge the Separate Account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.
Diversification Standards And Control Issues
In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.
The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.
Life Insurance Status Of Policy
We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies”, will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under “IRC Section 101(j)—Impact on Employer- Owned Policies”, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of IRC Section 101(a)(1). Pursuant to IRC Section 101(g), amounts received by the policyowner may, as described below, also be excludable from the policyowner’s gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a “modified endowment contract” as discussed below are treated in the same manner as Life Insurance Benefits under life insurance policies that are not so classified.)
In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial surrender or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.
We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.
IRC Section 101(j)—Impact Of Employer-Owned Policies
For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:
(1)
the insured was an individual who was an employee within 12 months of his death;
(2)
the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $135,000 (for 2022), directors and anyone else in the top 35 percent of employees based on compensation;
(3)
the death proceeds are paid to a family member of the insured (as defined under Code Section 267 (c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate; or
(4)
the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

Policyholders that own one or more contracts subject to IRC Section 101(j) will also be subject to annual reporting and record-keeping requirements. In particular, such policyholders must file Form 8925 annually with their U.S. income tax return.
You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the Policy. Assuming the Act applies, you should, to the extent appropriate, (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.
Modified Endowment Contract Status
IRC Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.
A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.
Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. A reduction in Life Insurance Benefits will require retesting if it occurs within seven years after the beginning of the test period. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but, where applicable, does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.
Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.
If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision may also apply to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.
Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.
For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial surrender, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 591/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her Beneficiary.
Status Of The Policy After The Insured Is Age 100
The IRS has not issued final guidance on the status of a life insurance policy after the insured becomes Age 100. Although the policy will continue to pay the Life Insurance Benefit after Age 100, there is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes Age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes Age 100.
Policy Surrenders And Partial Surrenders
Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value minus surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial surrender from your policy will depend upon whether the partial surrender results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.
If your policy is not a modified endowment contract, the general rule is that a partial surrender from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial surrender.
3.8 Percent Medicare Tax On Certain Investment Income
In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy or distributions from this policy or the exercise of other rights and options under this policy (including policy loans).
Policy Loans And Interest Deductions
We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.
In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.
Exchanges, Sales Or Assignments Of Policies
If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. An assignment, sale, or exchange of the policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. Based on IRS guidance, amounts received in excess of the consideration paid for the policy may be taxed as ordinary income to the extent of the amount of gain that would have been realized had the policy been surrendered. Based on the same guidance, amounts received in excess of that amount would be taxed as a capital gain. If you sell your policy in a reportable policy sale, the Tax Cuts and Jobs Act of 2017 imposes new information reporting requirements on the purchaser and the policy issuer. Under these new reporting requirements, certain information related to the sale may be required to be reported to the IRS and to the seller. In addition, Treasury regulations provide that an exchange of a policy may be treated as a reportable policy sale, resulting in the death benefit under the new policy being partially taxable, unless you have a substantial family, business, or financial relationship with the insured at the time of the exchange. For complete information with respect to policy assignments, sales and exchanges, a qualified tax advisor should be consulted.
Living Benefits Rider (Also Known As Accelerated Benefits Rider)
A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under IRC Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured and if you have an insurable interest in the life of the insured either because the insured is your director, officer or employee, or because the insured has a financial interest in a business of yours.
In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the IRS may prescribe.
Overloan Protection Rider
Anyone contemplating the purchase of the policy with the Overloan Protection Rider should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider is activated. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.
Qualified Plans
At times, the policies have been intended to be used with plans qualified under IRC Section 401(a). While these plans include profit sharing, 401(k) plans, money purchase pension plans and defined benefit plans, a purchaser of these policies should seek legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401(a). Generally, employer contributions to plans qualified under Section 401(a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.

Withholding
Under IRC Section 3405, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.
Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.
Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in IRC Sections 1471 through 1474, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30% rate on certain payments.
Business Uses Of Policy
Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.
Non-Individual Owners And Business Beneficiaries Of Policies
If a policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under IRC Section 264, even where such entity’s indebtedness is in no way connected to the policy. In addition, under IRC Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, the policy could be treated as held by the business for purposes of the IRC Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.
Split-Dollar Arrangements
The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.
Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.
Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations
Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.
Other Tax Considerations
The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law.
The individual situation of each Policyowner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of life insurance proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
For 2022, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $12,060,000, as adjusted for inflation, and 40%, respectively.
The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Life Insurance Purchases By Residents Of Puerto Rico
In Rev. Rule 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Legal Proceedings

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.
Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.
Records And Reports

NYLIC or NYLIAC maintains all records and accounts relating to the Separate Account, the Fixed Account and the DCA Accounts. Each year we will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully.
Generally, NYLIAC will immediately mail you confirmation of any transactions involving the Separate Account. However, when we process certain transactions on your behalf involving the Separate Account, including transactions such as: (1) automatic asset rebalancing/reallocation options and Dollar-Cost Averaging Accounts; (2) premium payments initiated through pre-authorized deductions from banks or your employer; and/or (3) other pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on “Management and Organization—Our Rights—How To Reach Us for Policy Services”). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a correct address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.
Reports and promotional literature may contain the ratings NYLIC and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither NYLIC nor NYLIAC guarantees the investment performance of the Investment Divisions.
Financial Statements

The statutory statements of financial position of NYLIAC as of December 31, 2021 and 2020, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2021 (including the report of the independent registered public accounting firm) and each of the investment divisions of the Separate Account’s statements of assets and liabilities as of December 31, 2021, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are incorporated by reference in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.
State Variations and Rider Availability

State Variations
The following lists by jurisdiction any variations to the statements made in this prospectus.
Alabama, Alaska, Arkansas, Connecticut, Colorado, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Missouri, Mississippi, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming.
•
Payment of Life Insurance Benefit Proceeds—See your policy for specific details regarding the payment of the Life Insurance Proceeds and the interest payable on those proceeds.
California
•
Free Look (“Right To Examine Policy”)—Within 20 days after delivery, you can return the policy to us or to the registered representative through whom it was purchased. Upon such a return, the policy will be void from the start, and a refund will be made. As of the date the policy is returned in Good Order, the amount we refund will be the policy’s Cash Value, plus any Premium Expense Charges, plus any Monthly Deduction Charges, minus loans and accrued loan interest.
•
If you are over the age of 60, you may return the policy to us or to the registered representative through whom it was purchased within 30 days from the date you received it. During that 30-day cancellation period, your money will be placed in our General Account unless you direct that the premium be allocated to the Investment Divisions during that time. If you do not direct that the premium be allocated to the Investment Divisions during the 30-day cancellation period and you return the policy during that time, you will be entitled to a refund of the premium and any policy fee paid, less any loans and partial surrenders you have taken. If you do direct that the premium be allocated to the Investment Divisions during the 30- day cancellation period, you will be entitled to a refund of the policy’s account value (minus loans) on the day the policy is received by us or your registered representative, which could be less than the premium you paid for the policy, plus any policy fee paid. A return of the policy after 30 days may result in substantial penalties, including a surrender charge.

Delaware
•
Free Look (“Right to Examine Policy”)—Within 20 days after delivery, you can return the policy to us or to the registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of:
(a)
The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or
(b)
The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.
•
Transfer of Net Premiums—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.
District of Columbia
•
Free Look (“Right to Examine Policy”)—Within 20 days after delivery, or if later within 45 days of the date of the execution of the application, you can return the policy to us or to the registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of:
(a)
The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or
(b)
The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.
•
Transfer of Net Premiums—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.
•
Late Period—If, on a Monthly Deduction Day, the NLG is not effect and your Cash Surrender Value is less than the Monthly Deduction Charges, we will mail you a notice, at your last known address with a copy to any know assignee, at least 62 days before the end of the Late Period, requesting payment of either: (a) the amount sufficient to keep your policy in effect for at least three months; or (b) the amount necessary to reactivate the NLG by paying an additional premium amount necessary to satisfy the NLG Premium Test. Your policy will continue for a Late Period of 62 days after the date we mail this notice.
Florida
•
Special Provision Regarding Option to Purchase Paid-up Insurance—You have the right to apply the policy’s Cash Surrender Value to obtain a paid-up insurance benefit. See your policy for details regarding this option.
Massachusetts
•
Waiver of Specified Premium Rider—This benefit is referred to as the Specified Premium Benefit Rider in Massachusetts.
Michigan
•
Living Benefits Rider—This benefit can be exercised if the Insured has a life expectancy of six months or less.
Montana
•
Any variable policy issued in Montana is always on a unisex basis. Any reference in this prospectus that makes a distinction based on the sex of the Insured should be disregarded for policies issued in this state.

•
Waiver of Specified Premium Rider—This benefit is referred to as the Payment of Specified Premium Rider in Montana.
New York
•
Reference to “State Insurance Department” means New York State Department of Financial Services.
•
The Guaranteed Maximum Contract Charge is $10.
•
Special Provision Regarding Option to Purchase Paid-up Insurance—At any time, you may elect to surrender your Policy and apply the policy’s Cash Surrender Value to purchase a new paid-up insurance policy. See your policy for details regarding this option.
•
Change in Investment Objective of the Separate Account—In the event of a material change in the investment strategy of the Separate Account, you have the option of converting your policy, within 60 days after the effective date of such change, or the date you receive the notification of the change, whichever is later. You may elect to convert this policy, without evidence of insurability, to a new fixed benefit life insurance policy, for an amount of insurance not exceeding the death benefit of the original policy on the date of conversion. The new policy will be based on the same issue age, gender and class of risk as your original policy. All riders attached to this policy will end on the date of conversion. The new policy will not offer variable Investment Options, such as the Investment Divisions.
•
Life Insurance Benefit Option Changes—Any changes in the Life Insurance Benefit Option that increase the Net Amount at Risk will require proof of insurability prior to the change.
•
Loans—You may borrow any amount up to the Loan Value of your Policy using your Policy as sole security. The Loan Value on any given date is equal to [(100%-a) x b]-c, where:
(a)
equals the effective loan interest rate that will not exceed the Guaranteed Maximum Annual Loan Interest Rate;
(b)
equals your Policy’s Cash Surrender Value; and
(c)
equals the sum of three Monthly Deduction Charges.
In no event will the available loan value be less than 75% of the Cash Surrender Value.
•
Late Period—If, on a Monthly Deduction Day, the No Lapse Guarantee is not in effect and your Cash Surrender Value is less than the Monthly Deduction Charges, your Policy will continue for a late period of 61 days after that Monthly Deduction Day.
•
Suicide Exclusion—The policy’s suicide exclusion will not include the words, “while sane or insane.” Also, a new suicide exclusion period will not apply to policies that have been reinstated.
•
Persistency Credit—The persistency credit is guaranteed.
•
Requesting a Partial Surrender—We will not accept a partial surrender request that is greater than the amount in the Investment Divisions and/or the Fixed Investment Options you have chosen, or if it will increase your Net Amount at Risk.
•
When we Pay Life Insurance Proceeds—If we defer payment of surrender or loan proceeds, we will pay interest on any amount deferred beginning 10 Business Days after the receipt of the payment request in Good Order. The interest rate will be at least equal to the rate required by the state in which the policy is delivered.
•
Overloan Protection Rider—After the benefit is exercised, loans and loan repayments may not be prohibited.
•
Spouse’s Paid-Up Insurance Purchase Option Rider—This is called the Rider Insured’s Paid-Up Insurance Purchase Option (RIPPO) in New York.

North Dakota
•
Free Look (“Right to Examine Policy”)—Within 20 days after delivery, you can return the policy to us or to the registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned in Good Order, the amount we refund will be equal to the greater of:
(a)
The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or
(b)
The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.
•
The Suicide Exclusion Period—is one year from the Issue Date.
•
Life Insurance Benefit Proceeds—Settlements shall be made within 60 days after due proof of death.
•
Transfer of Net Premiums—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.
South Dakota
•
Free Look (“Right to Examine Policy”)—Within 20 days after delivery, you can return the policy to us or to the registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request in Good Order, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of:
(a)
The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or
(b)
The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.
•
Transfer of Net Premiums—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.
Rider Availability
Waiver of Specified Premium (“WSP”) Rider
The WSP Rider is not available in the following states:
California and Illinois.
Overloan Protection Rider
For Series 2 Policies, your policy will include the Overloan Protection Rider. For Series 1 Policies your policy included the Overloan Protection Rider only if you elected the GPT as the policy’s Life Insurance Qualification Test.

Appendix: Eligible Portfolios Available Under the Policy
The Eligible Portfolios
The following is a list of the Eligible Portfolios currently available under the policy. Before you invest, you should review the prospectuses for the Portfolios. These prospectuses contain more information about the Portfolios and their risks and may be amended from time to time. You can find the prospectuses and other information about the Portfolios online at https://dfinview.com/NewYorkLife/TAHD/accumulatorii.You can also request this information at no cost by calling 1-800-598-2019 or sending an email request to AccumulatorIIProspectus@newyorklife.com. If you elect the Guaranteed Minimum Accumulation Benefit Rider, your choice of Eligible Portfolios is restricted; see below.
The current expenses and performance information below reflects fees and expenses of the Eligible Portfolios, but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Large Cap Equity	MainStay VP American Century Sustainable Equity (formerly MainStay VP T. Rowe Price Equity Income)—Initial Class Adviser: New York Life Investment Management LLC (“New York Life Investments”) Subadviser: American Century Investment Management, Inc.	0.67%	25.49%	11.01%	N/A
Asset Allocation	MainStay VP Balanced—Initial Class Adviser: New York Life Investments Subadvisers: NYL Investors LLC (“NYLI”) and Wellington Management Company LLP (“Wellington”)	0.71%	17.29%	8.54%	9.40%
Investment Grade Bond	MainStay VP Bond—Initial Class Adviser: New York Life Investments Subadviser: NYLI	0.53%	(1.37%)	3.61%	3.03%
Sector	MainStay VP CBRE Global Infrastructure—Initial Class Adviser: New York Life Investments Subadviser: CBRE Clarion Securities, LLC	0.95%	15.29%	(3.75%)	N/A
Asset Allocation	MainStay VP Conservative Allocation—Initial Class Adviser: New York Life Investments	0.48%	7.13%	7.05%	6.76%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Large Cap Equity	MainStay VP Epoch U.S. Equity Yield—Initial Class Adviser: New York Life Investments Subadviser: Epoch Investment Partners, Inc. ("Epoch")	0.68%	22.89%	11.41%	11.01%
Asset Allocation	MainStay VP Equity Allocation—Initial Class Adviser: New York Life Investments	0.60%	20.16%	13.00%	11.77%
Sector	MainStay VP Fidelity Institutional AM® Utilities—Initial Class Adviser: New York Life Investments Subadviser: FIAM LLC	0.66%	17.24%	10.73%	N/A
Non-Investment Grade Bond	MainStay VP Floating Rate—Initial Class Adviser: New York Life Investments Subadviser: NYLI	0.64%	3.76%	3.68%	3.94%
Asset Allocation	MainStay VP Growth Allocation—Initial Class Adviser: New York Life Investments	0.58%	16.01%	10.99%	10.33%
Asset Allocation	MainStay VP Income Builder—Initial Class Adviser: New York Life Investments Subadvisers: Epoch and MacKay Shields LLC (“MacKay”)	0.61%	10.52%	8.49%	8.84%
Alternatives	MainStay VP IQ Hedge Multi-Strategy—Initial Class Adviser: New York Life Investments Subadviser: IndexIQ Advisors LLC (“IndexIQ”)	0.94%	(0.58%)	1.09%	N/A
Asset Allocation	MainStay VP Janus Henderson Balanced—Initial Class Adviser: New York Life Investments Subadviser: Janus Capital Management LLC (“Janus”)	0.57%	17.35%	14.41%	N/A

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Non-Investment Grade Bond	MainStay VP MacKay Convertible—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.56%	9.25%	14.78%	12.52%
Investment Grade Bond	MainStay VP MacKay Government—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.55%	(1.50%)	2.15%	1.83%
Non-Investment Grade Bond	MainStay VP MacKay High Yield Corporate Bond—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.58%	5.51%	5.80%	6.44%
International/Global Equity	MainStay VP MacKay International Equity—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.93%	12.24%	14.70%	10.38%
Non-Investment Grade Bond	MainStay VP MacKay Strategic Bond—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.62%	1.96%	3.70%	4.28%
Asset Allocation	MainStay VP Moderate Allocation—Initial Class Adviser: New York Life Investments	0.51%	11.37%	9.13%	8.56%
Sector	MainStay VP Natural Resources—Initial Class Adviser: New York Life Investments Subadviser: Newton Investment Management North America, LLC (“NIMNA”)	0.85%	38.02%	4.05%	(0.43%)
Investment Grade Bond	MainStay VP PIMCO Real Return—Initial Class Adviser: New York Life Investments Subadviser: Pacific Investment Management Company LLC (“PIMCO”)	0.55%	5.38%	5.28%	N/A

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Large Cap Equity	MainStay VP S&P 500 Index (formerly MainStay VP MacKay S&P 500 Index)—Initial Class Adviser: New York Life Investments Subadviser: IndexIQ	0.12%	28.55%	18.27%	16.28%
Small/Mid Cap Equity	MainStay VP Small Cap Growth—Initial Class Adviser: New York Life Investments Subadviser: Brown Advisory, LLC and Segall Bryant & Hamill, LLC	0.84%	10.31%	16.85%	12.44%
Money Market	MainStay VP U.S. Government Money Market—Initial Class Adviser: New York Life Investments Subadviser: NYLI	0.28%	0.01%	0.77%	0.39%
Small/Mid Cap Equity	MainStay VP Wellington Mid Cap—Initial Class Adviser: New York Life Investments Subadviser: Wellington	0.86%	20.00%	11.47%	13.42%
Small/Mid Cap Equity	MainStay VP Wellington Small Cap—Initial Class Adviser: New York Life Investments Subadviser: Wellington	0.74%	18.03%	8.19%	N/A
Large Cap Equity	MainStay VP Wellington U.S. Equity—Initial Class Adviser: New York Life Investments Subadviser: Wellington	0.58%	28.78%	16.78%	15.80%
Large Cap Equity	MainStay VP Winslow Large Cap Growth—Initial Class Adviser: New York Life Investments Subadviser: Winslow Capital Management, Inc.	0.74%	24.52%	25.63%	18.68%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Large Cap Value	AB VPS Growth and Income Portfolio—Class A Adviser: AllianceBernstein L.P. (“AB”)	0.59%	28.15%	12.86%	13.67%
Small/Mid Cap Equity	AB VPS Small/Mid Cap Value Portfolio—Class A Adviser: AB	0.80%	35.95%	10.16%	13.13%
Asset Allocation	American Funds IS Asset Allocation Fund—Class 2 Adviser: Capital Research and Management CompanySM (“CRMC”)	0.55%	15.10%	11.71%	11.33%
Investment Grade Bond	American Funds IS The Bond Fund of America®—Class 2 Adviser: CRMC	0.45%	(0.31%)	4.25%	3.27%
International/Global Equity	American Funds IS Global Small Capitalization Fund—Class 2 Adviser: CRMC	0.90%	6.74%	15.45%	12.51%
Large Cap Equity	American Funds IS Growth Fund—Class 2 Adviser: CRMC	0.60%	21.97%	25.43%	19.71%
Sector	American Funds IS New World Fund®—Class 2 Adviser: CRMC	0.82%	4.92%	13.25%	8.67%
Large Cap Equity	American Funds IS Washington Mutual Investors FundSM—Class 2 Adviser: CRMC	0.52%	27.78%	12.50%	13.75%
Asset Allocation	BlackRock® Global Allocation V.I. Fund—Class I Adviser: BlackRock Advisors, LLC (“BlackRock”) Subadvisor: BlackRock (Singapore) Limited	0.75%	6.67%	9.95%	7.94%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Non-Investment Grade Bond	BlackRock® High Yield V.I. Fund—Class I Adviser: BlackRock Subadviser: BlackRock International Limited	0.57%	5.34%	6.36%	6.78%
Sector	BNY Mellon IP Technology Growth Portfolio—Initial Shares Adviser: BNY Mellon Investment Adviser, Inc. Subadviser: NIMNA	0.78%	12.93%	27.80%	20.05%
Large Cap Equity	BNY Mellon Sustainable U.S. Equity Portfolio—Initial Shares Adviser: BNY Mellon Investment Adviser, Inc. Subadviser: Newton Investment Management Limited	0.67%	27.00%	18.49%	15.59%
Large Cap Equity	ClearBridge Variable Appreciation Portfolio—Class I Adviser: Legg Mason Investor Services, LLC Subadviser: ClearBridge Investments, LLC	0.72%	23.66%	16.71%	14.98%
Sector	Columbia Variable Portfolio—Commodity Strategy Fund—Class 1** Adviser: Columbia Subadviser: Threadneedle International Limited	0.75%	32.63%	4.38%	N/A
Non-Investment Grade Bond	Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1 Adviser: Columbia Management Investment Advisers, LLC (“Columbia”)	0.76%	(2.20%)	4.18%	N/A

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Investment Grade Bond	Columbia Variable Portfolio—Intermediate Bond Fund—Class 1 Adviser: Columbia	0.49%	(0.24)%	5.05%	4.08%
International/Global Equity	Delaware VIP® Emerging Markets Series—Standard Class Adviser: Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust) (“DMC”) Sub-Advisers: Macquarie Funds Management Hong Kong Limited (“MFMHKL”) and Macquarie Investment Management Global Limited (“MIMGL”)	1.18%	(2.84%)	12.02%	7.13%
Small/Mid Cap Equity	Delaware VIP® Small Cap Value Series—Standard Class Adviser: DMC Sub-Advisers: MFMHKL and MIMGL	0.75%	34.42%	9.54%	12.08%
Alternatives	DWS Alternative Asset Allocation VIP—Class A Adviser: DWS Investment Management Americas Inc. (“DIMA”) Subadviser: RREEF America LLC	0.88%	12.74%	5.93%	4.20%
Small/Mid Cap Equity	DWS Small Cap Index VIP—Class A Adviser: DIMA Subadviser: Northern Trust Investments, Inc.	0.39%	14.50%	11.69%	12.98%
Small/Mid Cap Equity	DWS Small Mid Cap Value VIP—Class A Adviser: DIMA	0.83%	30.50%	7.87%	10.52%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Investment Grade Bond	Fidelity® VIP Bond Index Portfolio—Initial Class Adviser: Fidelity Management & Research Company (“FMR”) Subadvisers: Other investment advisers	0.14%	(1.95)%	N/A	N/A
Large Cap Equity	Fidelity® VIP ContrafundSM Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.60%	27.83%	20.17%	16.64%
International/Global Equity	Fidelity® VIP Emerging Markets Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.91%	(2.17)%	14.98%	8.44%
Large Cap Equity	Fidelity® VIP Equity-Income PortfolioSM—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.51%	24.89%	11.95%	12.53%
Asset Allocation	Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class Adviser: FMR	0.50%	9.47%	10.68%	9.26%
Asset Allocation	Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class Adviser: FMR	0.57%	12.37%	12.76%	11.09%
Asset Allocation	Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class Adviser: FMR	0.65%	17.83%	15.01%	12.67%
Large Cap Equity	Fidelity® VIP Growth Opportunities Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.63%	11.94%	32.09%	22.94%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Sector	Fidelity® VIP Health Care Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.63%	11.73%	18.65%	18.83%
International/Global Equity	Fidelity® VIP International Index Portfolio—Initial Class Adviser: FMR Subadviser: Geode Capital Management, LLC	0.17%	7.72%	N/A	N/A
Investment Grade Bond	Fidelity® VIP Investment Grade Bond Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.39%	(0.61)%	4.33%	3.54%
Small/Mid Cap Equity	Fidelity® VIP Mid Cap Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.61%	25.60%	13.60%	13.29%
Asset Allocation	Franklin Templeton Aggressive Model Portfolio—Class I Adviser: Legg Mason Partners Fund Advisor, LLC (“LMPFA”) Subadviser: Franklin Advisers, Inc. (“Franklin”)	0.69%	19.75%	N/A	N/A
Asset Allocation	Franklin Templeton Conservative Model Portfolio—Class I Adviser: LMPFA Subadviser: Franklin	0.70%	4.98%	N/A	N/A

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Asset Allocation	Franklin Templeton Moderate Model Portfolio—Class I Adviser: LMPFA Subadviser: Franklin	0.63%	12.54%	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Aggressive Model Portfolio—Class I Adviser: LMPFA Subadviser: Franklin	0.64%	14.79%	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Conservative Model Portfolio—Class I Adviser: LMPFA Subadviser: Franklin	0.67%	9.22%	N/A	N/A
International/Global Equity	Invesco V.I. EQV International Equity Fund (formerly Invesco V.I. International Growth Fund)—Series I Shares Adviser: Invesco Advisers, Inc. (“Invesco”)	0.89%	5.89%	10.17%	8.09%
Small/Mid Cap Equity	Invesco V.I. Main Street Small Cap Fund®—Series I Shares Adviser: Invesco	0.84%	22.55%	13.73%	14.69%
Small/Mid Cap Equity	Janus Henderson Enterprise Portfolio—Institutional Shares Adviser: Janus	0.71%	16.83%	19.13%	17.23%
International/Global Equity	Janus Henderson Global Research Portfolio—Institutional Shares Adviser: Janus	0.77%	18.09%	16.70%	13.59%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Small/Mid Cap Equity	LVIP SSgA Mid-Cap Index Fund—Standard Class Adviser: Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	0.34%	24.37%	12.71%	N/A
International Equity	MFS® International Intrinsic Value Portfolio—Initial Class Adviser: Massachusetts Financial Services Company (“MFS”)	0.89%	10.55%	14.07%	12.43%
Large Cap Equity	MFS® Investors Trust Series—Initial Class Adviser: MFS	0.78%	26.81%	17.24%	15.46%
Mid Cap Equity	MFS® Mid Cap Value Portfolio—Initial Class Adviser: MFS	0.79%	30.99%	12.42%	13.59%
Small/Mid Cap Equity	MFS® New Discovery Series—Initial Class Adviser: MFS	0.87%	1.80%	21.30%	16.15%
Foreign Large Blend	MFS® Research International Portfolio—Initial Class Adviser: MFS	0.95%	11.57%	12.19%	8.38%
Large Cap Equity	MFS® Research Series—Initial Class Adviser: MFS	0.78%	24.80%	17.94%	15.64%
Sector	Morgan Stanley VIF U.S. Real Estate Portfolio—Class I Adviser: Morgan Stanley Investment Management Inc.	0.82%	39.80%	5.64%	8.21%
Small/Mid Cap Equity	Neuberger Berman AMT Mid Cap Growth Portfolio—Class I Adviser: Neuberger Berman Investment Advisers LLC	0.89%	12.99%	19.75%	15.36%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Investment Grade Bond	PIMCO VIT Income Portfolio—Institutional Class Adviser: PIMCO	0.67%	2.15%	5.21%	N/A
Investment Grade Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class Adviser: PIMCO	0.76%	(1.81%)	3.21%	4.54%
Investment Grade Bond	PIMCO VIT Low Duration Portfolio—Institutional Class Adviser: PIMCO	0.50%	(0.78%)	1.69%	1.74%
Investment Grade Bond	PIMCO VIT Total Return Portfolio—Institutional Class Adviser: PIMCO	0.50%	(1.12%)	4.09%	3.59%
Investment Grade Bond	Western Asset Core Plus VIT Portfolio—Class I Adviser: LMPFA Subadvisers: Western Asset Management Company, LLC; Western Asset Management Company Limited in London; Western Asset Management Company Pte. Ltd in Singapore; and Western Asset Management Company Ltd. in Japan	0.53%	(1.97%)	4.44%	5.37%
*
Current Expenses take into account expense reimbursement or fee waiver arrangements in place that are generally expected to continue through April 30, 2023 and may be terminated at any time at the option of the Fund. Annual expenses for the Eligible Portfolios for the year ended December 31, 2021, reflect temporary fee reductions under such an arrangement.
**
Premiums or transfers will only be accepted into this fund from policyowners already invested in this fund. Policyowners who remove all Cash Value allocations from this fund will not be permitted to reinvest in this fund.
Investment Restrictions Applicable to the Guaranteed Minimum Accumulation Benefit Rider
To be eligible for the Guaranteed Minimum Accumulation Benefit Rider, you must allocate 100% of your Cash Value to any one (or more) of the following GMAB Allocation Alternatives:
MainStay VP Balanced—Initial Class
MainStay VP Bond—Initial Class
MainStay VP Conservative Allocation—Initial Class
MainStay VP Fidelity Institutional AM® Utilities—Initial Class
MainStay VP Floating Rate—Initial Class

MainStay VP Growth Allocation—Initial Class
MainStay VP Income Builder—Initial Class
MainStay VP Janus Henderson Balanced—Initial Class
MainStay VP MacKay Convertible—Initial Class
MainStay VP MacKay Government—Initial Class
MainStay VP MacKay High Yield Corporate Bond—Initial Class
MainStay VP MacKay Strategic Bond—Initial Class
MainStay VP Moderate Allocation—Initial Class
MainStay VP PIMCO Real Return—Initial Class
MainStay VP U.S. Government Money Market—Initial Class
BlackRock® Global Allocation V.I. Fund—Class I
Franklin Templeton Conservative Model Portfolio—Class I
Fixed Account
DCA Plus Account
DCA Extension Account

Obtaining Additional Information

The Statement of Additional Information (“SAI”) contains additional information about the New York Life Variable Universal Life Accumulator II (“VUL”), including information about compensation arrangements. The SAI is available without charge upon request. You can request a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus or any other address we indicate to you in writing). The SAI is also posted at the following website, https://dfinview.com/NewYorkLife/TAHD/accumulatorii. You can also request a copy of the SAI, request other information about the policies, and make inquiries by phone by calling our toll-free number (1-800-598-2019). The current SAI is incorporated by reference into this prospectus and has been filed with the SEC.
Information about VUL (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about VUL are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
For a personalized illustration or additional information about your policy, contact your registered representative or call our toll-free number, 1-800-598-2019.
The SEC EDGAR Contract Identifier for the Accumulator II Policy is C000199093.

Statement of Additional Information
dated
May 1, 2022
for
New York Life Variable Universal Life Accumulator II
from
NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
and
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (“NYLIAC”)
This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current New York Life Variable Universal Life Accumulator II (“VUL”) prospectus. You should read the SAI in conjunction with the current prospectus dated May 1, 2022, and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by calling NYLIAC at 1-800-598-2019 or by writing to NYLIAC at the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). The prospectus is also posted at the following website, https://dfinview.com/NewYorkLife/TAHD/accumulatorii. Capitalized terms used but not defined in the SAI have the same meaning as in the current prospectus.
Table of Contents

General Information And History

The VUL prospectus and SAI describe a flexible premium variable universal life insurance policy that NYLIAC issues: New York Life Variable Universal Life Accumulator II. There are two series of Policies. Series 1 Policies were offered for sale prior to August 28, 2021 in most jurisdictions and prior to November 20, 2021 in New York and California and Series 2 policies are offered for sale commencing on or after August 28, 2021 and November 20, 2021 in the respective jurisdictions. Unless otherwise indicated, all information in this prospectus applies to both Series of Policies.
About NYLIAC
NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policy described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC and Separate Account financial statements are also included in this SAI. NYLIAC’s principal business address is 51 Madison Avenue, New York, New York 10010.
NYLIAC is a wholly-owned subsidiary of NYLIC, a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $183.13 billion at the end of 2021. NYLIC has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.
About NYLIAC Variable Universal Life Separate Account-I
NYLIAC Variable Universal Life Separate Account-I (the “Separate Account”) is a segregated asset account that NYLIAC established to receive and invest your Net Premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.
Tax Status of NYLIAC and the Separate Account
NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are applied automatically to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent that those items are applied to increase tax deductible reserves associated with the policies.
Non-Principal Risks of Investing in the Contract

Geopolitical Risks
Geopolitical events, such as the Ukrainian war, have increased market and liquidity volatility and have caused sanctions, trading suspensions, and closures. The sanctions include legal, regulatory, currency, and economic risks, and additional sanctions may be imposed in the future. The Ukrainian war has had a devastating effect on the Ukrainian and Russian economies, which have expanded to the European economy and worldwide. Certain economic sectors may be particularly affected, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors. The duration of the war and the economic effects cannot be known. Such events, and other related events, could have a serious negative impact on, among other things, the performance, liquidity and valuation of investments in the Eligible Portfolios you choose. In light of these developments, your premium and Cash Value allocation choices should be consistent with your personal investment objective and your risk tolerance. Consult each Fund’s prospectus, statement of additional information, and annual and semi-annual reports for more information on these geopolitical risks.
2

Additional Information About The Operation Of The Policies

The prospectus provides information about the policy and its riders. The following is additional information about these terms.
Changing the Face Amount of Your Policy
You can request one increase in the Face Amount each Policy Year of your policy if all of the following conditions are met:
•
the insured is still living;
•
the insured is age 80 or younger;
•
the increase you are requesting is $2,500 or more;
•
the requested increase will not cause the policy’s Face Amount to exceed our maximum limit on the risk we retain, which we set at our discretion; and you submit a written application in Good Order, that is signed by the insured and the policyowner(s) to either your registered representative or to the VPSC at one of the addresses listed on the first page of prospectus (or any other address we indicate to you in writing) along with satisfactory evidence of insurability
You can request one decrease in the Face Amount of your policy each Policy Year if all of the following conditions are met:
•
the insured is still living;
•
the decrease you are requesting will not reduce the policy’s Face Amount below $50,000; and
•
you submit a written application in Good Order signed by the policyowner(s) to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing).
We may limit any decrease in the Face Amount of your policy.
Additional Information About the Amount in the Separate Account: Valuation of Accumulation Units
The value of an accumulation unit on any Valuation Day equals the value of an accumulation unit on the preceding Valuation Day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding Valuation Day to its close on the current Valuation Day using the following formula:
(a/b)
Where:	a	=	the sum of:
(1) the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the current Valuation Day, plus
(2)
the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period;
and

	b	=	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the preceding Valuation Day.
The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.
Examples of IRC Section 7702 on Life Insurance Benefits
Under this policy, you can choose from different Life Insurance Benefit Options. The following are standardized examples of how the choice of the Guideline Premium Test (“GPT”) or the Cash Value Accumulation Test (“CVAT”) can impact the Life Insurance Benefit.
3

Examples
(Effect of IRC Section 7702 on Life Insurance Benefit)
LIFE INSURANCE BENEFIT OPTION 1			LIFE INSURANCE BENEFIT OPTION 2
Example 1 (GPT) for Series 1 and Series 2 Policies			Example 1 (GPT) for Series 1 and Series 2 Policies
Male, Nonsmoker, Age 45 at Death			Male, Nonsmoker, Age 45 at Death
Life Insurance Benefit = Face Amount			Life Insurance Benefit = Face Amount + Cash Value
	Policy A	Policy B		Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000	(1) Face Amount	1,000,000	1,000,000
(2) Cash Value	400,000	500,000	(2) Cash Value	400,000	900,000
(3) IRC Sec. 7702 Percentage On Date of Death	215%	215%	(3) IRC Sec. 7702 Percentage On Date of Death	215%	215%
(4) Basic Life Insurance Benefit	1,000,000	1,000,000	(4) Basic Life Insurance Benefit	1,400,000	1,900,000
(5) Cash Value multiplied by 7702 percentage	860,000	1,075,000	(5) Cash Value multiplied by 7702 percentage	860,000	1,935,000
(6) Life Insurance Benefit [Greater of (4) or (5)]	1,000,000	1,075,000	(6) Life Insurance Benefit [Greater of (4) or (5)]	1,400,000	1,935,000
Example 1 (CVAT) for Series 1 Policies			Example 2 (CVAT) for Series 1 Policies
Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount			Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount + Cash Value
	Policy A	Policy B		Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000	(1) Face Amount	1,000,000	1,000,000
(2) Cash Value	200,000	500,000	(2) Cash Value	300,000	600,000
(3) IRC Sec. 7702 Percentage On Date of Death	407%	407%	(3) IRC Sec. 7702 Percentage On Date of Death	407%	407%
(4) Basic Life Insurance Benefit	1,000,000	1,000,000	(4) Basic Life Insurance Benefit	1,300,000	1,600,000
(5) Cash Value multiplied by 7702 percentage	814,000	2,035,000	(5) Cash Value multiplied by 7702 percentage	1,221,000	2,442,000
(6) Life Insurance Benefit [Greater of (4) or (5)]	1,000,000	2,035,000	(6) Life Insurance Benefit [Greater of (4) or (5)]	1,300,000	2,442,000
Example 1 (CVAT) for Series 2 Policies			Example 2 (CVAT) for Series 2 Policies
Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount			Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount + Cash Value
	Policy A	Policy B		Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000	(1) Face Amount	1,000,000	1,000,000
(2) Cash Value	200,000	500,000	(2) Cash Value	300,000	600,000
(3) IRC Sec. 7702 Percentage On Date of Death	209%	209%	(3) IRC Sec. 7702 Percentage On Date of Death	209%	209%
(4) Basic Life Insurance Benefit	1,000,000	1,000,000	(4) Basic Life Insurance Benefit	1,300,000	1,600,000
(5) Cash Value multiplied by 7702 percentage	418,000	1,045,000	(5) Cash Value multiplied by 7702 percentage	627,000	1,254,000
(6) Life Insurance Benefit [Greater of (4) or (5)]	1,000,000	1,045,000	(6) Life Insurance Benefit [Greater of (4) or (5)]	1,300,000	1,600,000
4

Additional Information About Changing Options
You can change your Life Insurance Benefit Option once per Policy Year, provided the Insured is under age 121. The following examples demonstrate the impact this change can have on your Life Insurance Benefit.
Example
Change From Option 1 To Option 2		Change From Option 2 To Option 1
Cash Value	$200,000	Cash Value	$150,000
Face Amount before Option change	$2,000,000	Face Amount before Option change	$2,000,000
Face Amount after Option change ($2,000,000 – $200,000)	$1,800,000	Face Amount after Option change ($2,000,000 + $150,000)	$2,150,000
Life Insurance Benefit immediately before and after Option change	$2,000,000	Life Insurance Benefit immediately before and after Option change	$2,150,000
Distribution And Compensation Arrangements

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.
The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.
The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.
For Series 1 Policies, the maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.9% per year. For Series 2 Policies, the maximum commission payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 7.0% per year. (These figures are a percentage of planned annual premiums of $2,900 and assumes a discount rate of 6%. Additional assumptions for the policy are: Male issue age 40, issued Preferred, with an initial face amount of $250,000 and Life Insurance Benefit Option 1.)
The “Commissionable Target Premium” is used in the calculation of the maximum commission payable and is based on the Life Insurance Benefit Option you choose, the age of the insured at the inception of the policy, gender, risk class, the face amount of the policy, and the Policy Series. The total commissions paid during the fiscal year ended December 31, 2021, 2020 and 2019 were $22,494,267, $8,948,510 and $6,297,587, respectively. NYLIFE Distributors did not retain any of these commissions. Broker- dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.
NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.
Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by NYLIC. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.
5

NYLIFE Securities registered representatives can qualify to attend NYLIC-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by NYLIC depends on the sale of products manufactured and issued by NYLIC or its affiliates.
The policies are sold and premium payments are accepted on a continuous basis.
Underwriting A Policy

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what underwriting class the insured should be placed. Risk factors that are considered for these determinations include: (a) the insured’s age; (b) the insured’s health history; (c) whether the insured smokes or not; and (d) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.
Additional Information About Charges

The following example reflects how charges can impact a policy.
For Series 1 Policies, this example assumes a Male insured, issue age 40, Preferred rating, a Surrender Charge Premium of $5,572.50, and an annual planned premium of $2,900.00, an initial Face Amount of $250,000, and a selection of Life Insurance Benefit Option 1 with the Monthly Deduction Waiver Rider by the policyowner. It also assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.39% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.
PREMIUM	$2,900.00
You choose the amount of premium you intend to pay and the
frequency with which you intend to make these payments. We call this your planned premium. Any additional premium payments you make are called unplanned premiums.

Less Premium Expense Charge(1)	116.00
NET PREMIUM	$2,784.00
Plus net investment performance (earned from the Investment Divisions and/or the Fixed Account)	124.68	We allocate your Net Premium to the Investment Divisions, the Fixed Account and/or DCA Accounts based on your instructions.
Less total annual Monthly Contract Charge(2)	120.00
Less total annual Monthly Cost of Insurance Charge (varies monthly)	167.68
Less total annual monthly cost of riders(3)	86.84
Less total annual Monthly Mortality and Expense Risk Charge(4)	2.45
Less total annual Monthly Per Thousand of Face Amount charge	499.35
CASH VALUE	$2,032.36	Cash Value may be used to determine the amount of your Life Insurance Benefit as well as the Cash Surrender Value of your policy.
Less Surrender Charge (if applicable)	1,450.00
CASH SURRENDER VALUE (as of the end of first Policy Year)	$582.36
6

The amount of loans and surrenders
you can make is based on your
policy’s Cash Surrender Value. Your
policy will terminate if your Cash
Surrender Value is insufficient to pay
your policy’s Monthly Deduction Charges.

We may assess a surrender charge when you make a Face Amount decrease, partial surrender, or full surrender during the Surrender
Charge Period, or during the Surrender Charge Period after a Face
Amount increase.
The Surrender Charge computed during the Surrender Charge Period is the Minimum of the Calculated Surrender Charge of $5,238.15 and
50% of the Premium paid or $1,450. The Calculated Surrender
Charge is equal to the Surrender Charge Premium multiplied by the Surrender Charge Rate (94% for the first policy year).

For Series 2 Policies, this example assumes a Male insured, issue age 40, Preferred rating, a Surrender Charge Premium of $5,572.50, an annual planned premium of $2,900.00, an initial Face Amount of $250,000, and a selection of Life Insurance Benefit Option 1 with the Monthly Deduction Waiver Rider by the policyowner. It also assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.39% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.
PREMIUM	$2,900.00
You choose the amount of premium you intend to pay and the
frequency with which you intend to make these payments. We call this your planned premium. Any additional premium payments you make are called unplanned premiums.

Less Premium Expense Charge(1)	116.00
NET PREMIUM	$2,784.00
Plus net investment performance (earned from the Investment Divisions and/or the Fixed Account)	117.25	We allocate your Net Premium to the Investment Divisions, the Fixed Account and/or DCA Accounts based on your instructions.
Less total annual Monthly Contract Charge(2)	120.00
Less total annual Monthly Cost of Insurance Charge (varies monthly)	167.76
Less total annual monthly cost of riders(3)	112.28
Less total annual Monthly Mortality and Expense Risk Charge(4)	0.00
Less total annual Monthly Per Thousand of Face Amount charge	732.96
CASH VALUE	$1,768.25	Cash Value may be used to determine the amount of your Life Insurance Benefit as well as the Cash Surrender Value of your policy.
Less Surrender Charge (if applicable)	1,450.00
CASH SURRENDER VALUE (as of the end of first Policy Year)	$318.25
The amount of loans and surrenders
you can make is based on your
policy’s Cash Surrender Value. Your
policy will terminate if your Cash
Surrender Value is insufficient to pay
your policy’s Monthly Deduction Charges.

We may assess a surrender charge when you make a Face Amount decrease, partial surrender, or full surrender during the Surrender
Charge Period, or during the Surrender Charge Period after a Face
Amount increase.
The Surrender Charge computed during the Surrender Charge Period is the Minimum of the Calculated Surrender Charge of $5,238.15 and
50% of the Premium paid or $1,450. The Calculated Surrender
Charge is equal to the Surrender Charge Premium multiplied by the Surrender Charge Rate (94% for the first policy year).

(1)
For details about how we calculate the Premium Expense Charge for your policy, please refer to the Table of Fees and Expenses in the prospectus.
7

(2)
We currently deduct a monthly contract charge of $10 per month.
(3)
This example assumes you have elected the Monthly Deduction Waiver Rider.
(4)
For details about how we calculate the Monthly Mortality and Expense Risk charge for your policy, please refer to the Table of Fees and Expenses in the prospectus.
Financial Statements

The statutory financial statements of NYLIAC as of December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021 incorporated in this SAI by reference to the report on Form N-VPFS dated April 5, 2022 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each of the investment divisions of the Separate Account as of December 31, 2021 and for each of the periods indicated in the Financial Statements incorporated in this SAI by reference to the report on Form N-VPFS dated April 5, 2022 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Audited Statutory Financial Statements of NYLIAC as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 — previously filed on Form N-VPFS for NYLIAC Variable Universal Life Separate Account-I (File No. 811-07798), filed on April 5, 2022 — are incorporated herein by reference.
Financial Statements of the Separate Account as of December 31, 2021 and for each of the periods as indicated in those Financial Statements — previously filed on Form N-VPFS for NYLIAC Variable Universal Life Separate Account-I (File No. 811-07798), filed on April 5, 2022 — are incorporated herein by reference.
The SEC EDGAR Contract Identifier for the Accumulator II Policy is C000199093.
8

PART C. OTHER INFORMATION
ITEM 30. EXHIBITS
(a)	Board of Directors Resolution.
(a)(1)
Resolution of the Board of Directors of NYLIAC establishing the Separate Account — Previously filed as
Exhibit 1.(1) to Registrant’s initial Registration Statement on Form S-6, re-filed  in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(1) to Registrant’s Post-Effective Amendment No. 4 on
Form  S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410),  filed 4/25/97 and incorporated herein by reference.

(b)	Custodian Agreements. Not applicable.
(c)	Underwriting Contracts.
(c)(1)
Distribution Agreement between NYLIFE Securities Inc. and NYLIAC — Previously filed as Exhibit 1.(3)(a) to
Post-Effective Amendment No. 1 to the registration statement on Form S-6  for NYLIAC MFA
Separate Account-I (File No. 002-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit 1.(3) (a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6  for NYLIAC
Variable Universal Life Separate Account-I (File No. 033-64410),  filed 4/25/97 and incorporated herein by reference.

(c)(2)
Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC — Previously filed as Exhibit (3)(b) to
Post-Effective Amendment No. 1 to the Registration Statement on Form N-4  for NYLIAC Variable Annuity
Separate Account-III (File No.  033-87382),  filed 4/18/96 and incorporated herein by reference.

(c)(3)
Distribution and Underwriting Agreement, dated April  27, 2006, between New York Life Insurance and
Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate
Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(c)(4)
Amendment to Distribution and Underwriting Agreement, dated March  6, 2015, between New York Life
Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(4) to Post-Effective Amendment No. 25 on Form N-6 for
NYLIAC Variable Universal Life Separate Account-I (File No.  333-79309), filed 4/14/2015 and incorporated herein by reference.

(d)	Contracts.
(d)(1)
Form of Policy (No. ICC17-317-30P) — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (d)(1) to the Registration Statement on Form N-6 for NYLIAC Variable Universal Life
Separate Account-I, (File No. 333-222196), filed 4/12/18 and incorporated herein by reference.

(d)(2)
Guaranteed Minimum Accumulation Benefit (GMAB) Rider (No. 317-670) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(2) to the registration statement on Form N-6 for
NYLIAC Variable Universal Life Separate Account-I (File No.  333-222196), filed 12/20/17 and incorporated herein by reference.

(d)(3)
Intermediate No Lapse Guarantee (INLG) Rider (No. ICC17-317-680) — Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(3) to the registration statement on Form N-6 for NYLIAC
Variable Universal Life Separate Account-I (File No.  333-222196), filed 12/20/17 and incorporated herein by reference.

(d)(4)
Monthly Deduction Waiver (MDW) Rider (No. ICC17-317-320R) — Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(4) to the Registration Statement on Form N-6 for NYLIAC
Variable Universal Life Separate Account-I, (File No.  333-222196), filed 4/12/18 and incorporated herein by reference.

(d)(5)
Overloan Protection (OLP) Rider (No. ICC17-317-940R) — Previously filed in accordance with Regulation
S-T, 17 CFR 232.102(e) as Exhibit (d)(5) to the Registration Statement on Form N-6 for NYLIAC Variable
Universal Life Separate Account-I, (File No.  333-222196), filed 4/12/18 and incorporated herein by reference.

(d)(6)
Return of Premium (ROP) Rider (ICC17-317-290) — Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit (d)(6) to the registration statement on Form N-6 for NYLIAC Variable Universal
Life Separate Account-I (File No. 333-222196), filed 12/20/17 and incorporated herein by reference.

(d)(7)
Waiver of Specified Premium (WSP) Rider (No. 312-321) — Previously filed in accordance with Regulation
S-T, 17 CFR 232.102(e) as Exhibit (d)(15) to Post-Effective Amendment No. 4 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-166664), filed 3/1/12 and incorporated herein by reference.

(d)(8)
Accidental Death Benefit (ADB) Rider (No. 829-200) — Previously filed in accordance with Regulation S-T,
17 CFR 232.102(e) as Exhibit (5)(a) to Pre-Effective Amendment No. 1 to the registration statement on
Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(9)
Guaranteed Insurability (GIR) Rider (No. 829-400) — Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit (5)(g) to Pre-Effective Amendment No. 1 to the registration statement on
Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(10)
Insurance Exchange (IER) Rider (No. 799-470) — Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit (5)(i) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(11)
Living Benefits Rider (No. 929-495) — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (5)(h) to Pre-Effective Amendment No.  1 to the registration statement on Form S-6 for
NYLIAC Variable Universal Life Separate Account-I (File No.  333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(12)
Spouse’s Paid-Up Insurance Purchase Option (SPPO) Rider (No. 305-375) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(9) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(13)
Overloan Protection (OLP) Rider (No. ICC21-321-940R) — Previously filed in accordance with Regulation
S-T, 17 CFR 232.102(e) as Exhibit (d)(13) to the Registration Statement on Form N-6, for NYLIAC Variable
Universal Life Separate Account-I (File No. 333-222196), filed 8/26/21 and incorporated herein by reference.

(e)	Applications.
(e)(1)
Form of Application for a Policy (No. ICC17-217-500) — Previously filed in accordance with Regulation S-T,
17 CFR 232.102(e) as Exhibit (e)(1) to the Registration Statement on Form N-6 for NYLIAC Variable
Universal Life Separate Account-I, (File No.  333-222196), filed 4/12/18 and incorporated herein by reference.

(f)	Depositor’s Certificate of Incorporation and By-Laws.
(f)(1)
Restated Certificate of Incorporation of NYLIAC — Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No.  002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No.  333-07617), filed
7/3/96 and incorporated herein by reference.

(f)(1)(a)
Amended and Restated Certificate of Incorporation of NYLIAC — Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit 6(a)(1) to Post-Effective Amendment No. 36 to the registration statement on Form N-4 for the NYLIAC MFA Separate Account — I (File No. 002-86083), filed 4/12/13 and incorporated herein by reference.

(f)(2)
By-Laws of NYLIAC — Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for
NYLIAC MFA Separate Account-I (File No.  002-86083), re-filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit 1.(6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate
Sponsored Variable Universal Life Separate Account-I (File No.  333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)(a)
Amendments to By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (6)(b)(2) to Pre-Effective Amendment No.  1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No.  333-39157), filed 4/3/98 and incorporated herein by reference.

(f)(2)(b)
Amended and Restated By-Laws of NYLIAC (effective May  1, 2009) — Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit 6(b)(3) to the registration statement on Form N-4 for the
NYLIAC MFA Separate Account—I (File No.  002-86083), filed 4/12/13 and incorporated herein by reference.

(g)	Reinsurance Contracts.
(g)(1)
Automatic Reinsurance Agreement between NYLIAC and SCOR Global Life USA Reinsurance Company, dated May 1, 2018 (With certain marked omissions that are not material and would cause competitive harm if disclosed) — Previously filed as Exhibit (g)(1) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account -1 (File No. 333-222196), filed
4/10/20 and incorporated herein by reference.

(g)(2)
Automatic Reinsurance Agreement between NYLIAC and Munich America Reinsurance Company, dated
May 1, 2018 (With certain marked omissions that are not material and would cause competitive harm if disclosed) — Previously filed as Exhibit (g)(2) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account -1 (File No. 333-222196), filed
4/10/20 and incorporated herein by reference.

(h)	Participation Agreements.
(h)(1)
Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and
NYLIAC dated 9/14/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (h)(22) to Post- Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC
Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(h)(2)
Form of Participation Agreement, dated May  1, 2007, among New York Life Insurance and Annuity
Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(26) to Post-Effective Amendment No. 17 to the
registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(3)
Form of Participation Agreement, dated August  14, 2006, among New York Life Insurance and Annuity
Corporation, American Funds Insurance Series and Capital Research and Management Company —
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(24) to Post-Effective
Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable
Universal Life Separate Account-I (File No. 333- 48300), filed 8/15/06 and incorporated herein by reference.

(h)(4)
Form of Fund Participation Agreement, dated March 25, 2011, and effective as of May  1, 2011, between
BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(b)(b) to Post-Effective Amendment No. 25
to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account—I (File
No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(h)(5)
Form of Participation Agreement among Columbia Funds Variable Series Trust II, Columbia Management
Investment Distributors, Inc. and New York Life Insurance and Annuity Corporation, dated March 1, 2015 —
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(g)(g) to Post-Effective
Amendment No. 29 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate
Account-I (File No. 033-53342), filed 4/14/15 and incorporated herein by reference.

(h)(6)
Form of Fund Participation Agreement, dated August  14, 2006, among New York Life Insurance and
Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P.
— Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post-Effective
Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable
Universal Life Separate Account—(File No.  333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(7)
Form of Participation Agreement, dated May  1, 2007, among New York Life Insurance and Annuity
Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS
Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17
to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(8)
Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus
Service Corporation and NYLIAC dated 6/1/01 — Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on
Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(9)
Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity
Distributors Corporation and NYLIAC, as amended, dated 11/23/09 — Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(h)(10)
Participation Agreement between Janus Aspen Series and NYLIAC dated 6/20/96 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1(9)(b)(3) to Pre-Effective Amendment No.  1
to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account-I (File No.  333- 07617), filed 1/2/97 and incorporated herein by reference.

(h)(11)
Form of Participation Agreement among Legg Mason Investor Services, LLC and New York Life Insurance
and Annuity Corporation dated 5/1/07 — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (8)(j)(j) to Post-Effective Amendment No. 31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No.  033-53342), filed 4/11/17 and incorporated herein by reference.

(h)(12)
Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA
Series Fund, Inc.) dated 6/4/93 — Previously as Exhibit 1.(9) to Registrant’s Pre-Effective Amendment No.  1
on Form S-6, refiled as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on
Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617),
filed 1/2/97 and incorporated herein by reference.

(h)(12)(a)
Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series
Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(n) to
Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(h)(13)
Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series
Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the
registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342),
filed 4/10/06 and incorporated herein by reference.

(h)(14)
Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services
Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (8)(j) to Post- Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC
Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(15)
Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management
Inc. and NYLIAC dated 6/28/96 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC
Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(16)
Form of Fund Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger
Berman Management Inc. and NYLIAC dated 6/6/01 — Previously filed in accordance with Regulation S-T,
17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on
Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(17)
Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors
Distributors LLC dated 4/12/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC
Corporate Sponsored Variable Universal Life Separate Account—I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(h)(18)
Participation Agreement, dated June  5, 2007, among New York Life Insurance and Annuity Corporation,
Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc. and Lincoln Investment
Advisors Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (h)(28) to Post-Effective Amendment No.  18 to the registration statement on Form N-6 for NYLIAC
Corporate Sponsored Variable Universal Life Separate Account-I (File No.  333-48300), filed 6/5/07 and incorporated herein by reference.

(h)(19)	Participation Agreement, dated October 1, 2021, among New York Life Insurance and Annuity Corporation, the Virtus Variable Insurance Funds and VP Distributors, LLC—filed herewith.
(i)	Administrative Contracts.
(i)(1)
Form of Service Agreement by and between AIM Advisors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(18) to Post-Effective Amendment No.  13
to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account-I (File No.  333- 48300), filed 9/15/05 and incorporated herein by reference.

(i)(2)
Form of Administrative Services Agreement, dated May  1, 2007, among New York Life Insurance and
Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post-Effective Amendment No. 17
to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account-I (File No. 333- 48300), filed 4/18/07 and incorporated herein by reference.

(i)(3)
Form of Business Agreement, dated August  14, 2006, among New York Life Insurance and Annuity
Corporation, American Funds Distributors, Inc., and Capital Research and Management Company —
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(21) to Post-Effective
Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable
Universal Life Separate Account-I (File No. 333- 48300), filed 8/15/06 and incorporated herein by reference.

(i)(4)
Form of Administrative Services Agreement, dated March 25, 2011, and effective as of May  1, 2011, between BlackRock Advisors, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit 8(a)(a) to Post-Effective Amendment No.  25 to the registration statement on
Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No.  033-53342), filed 4/14/11 and incorporated herein by reference.

(i)(5)
Administrative Services Letter of Agreement between Columbia Funds Distributor, Inc. and NYLIAC dated
11/1/04 — Previously filed in accordance with Regulation S-T, 17 CFR 231.102(e) as Exhibit (8)(t) to
Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account-I (File No. 033- 53342), filed 4/12/05 and incorporated herein by reference.

(i)(6)
Form of Service Agreement, dated August  15, 2006, between Delaware Distributors, L.P. and New York Life
Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (i)(22) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed
4/18/07 and incorporated herein by reference.

(i)(7)
Administrative Services Letter of Agreement, dated May  1, 2007, between Deutsche Investment Manager
Americas, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (i)(14) to Pre- Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC
Variable Universal Life Separate Account-I (File No.  333-147707), filed 4/14/08 and incorporated herein by reference.

(i)(8)
Administrative Services Agreement between Dreyfus Corporation and NYLIAC dated June  1, 2001 —
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective
Amendment No.  6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate
Account-I (File No.  333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(9)
Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC dated
June  1, 1999 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(7) to
Post-Effective Amendment No.  6 to the registration statement on Form N-6 for NYLIAC Variable Universal
Life Separate Account-I (File No.  333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(10)
Administrative Services Agreement between Janus Capital Corporation and NYLIAC dated 10/1/00 —
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective
Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate
Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(11)
Form of Administrative Services Agreement among Legg Mason Investor Services, LLC and New York Life
Insurance and Annuity Corporation dated 5/1/07 — Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit (8)(k)(k) to Post-Effective Amendment No. 31 to the registration statement on
Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(i)(12)
Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment
Management LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(s)
to Pre- Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal
Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(i)(13)
Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC dated 2/18/00 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(8) to
Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal
Life Separate Account-I (File No.333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(14)
Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC dated
4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(15) to
Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life
Separate Account-I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(i)(15)
Form of Distribution and Administrative Services Agreement, Class  S Shares, between Neuberger Berman
Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (8)(w) to Post-Effective Amendment No.  19 to the registration statement on Form N-4 for NYLIAC
Variable Annuity Separate Account III (File No.  033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(16)
Administrative, Distribution and Business Services Agreements between New York Life Investment
Management LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (i)(5) to Post- Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC
Variable Universal Life Separate Account-I (File No.  333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(17)
Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated
1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to
Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account-I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(17)(a)
Amended and Restated Administrative Services Agreement between New York Life Investment Management
LLC and NYLIAC, dated February  17, 2012 — Previously filed in accordance with Regulation S-T 17 CFR
232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on
Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(i)(18)
Services Agreement between PIMCO Variable Insurance Trust and NYLIAC dated 4/12/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(13) to Post-Effective Amendment
No. 10 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File
No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(19)
Administrative Services Agreement dated June  5, 2007 between Lincoln Investment Advisors Corporation and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T,
17 CFR 232.102(e) as Exhibit (i)(25) to Post-Effective Amendment No. 19 to the registration statement on
Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300),
filed 12/13/07 and incorporated herein by reference.

(i)(20)
Form of Amended and Restated Service Contract between Fidelity Distributors Corporation and NYLIFE
Distributors dated 10/1/11 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (i)(20) to Post-Effective Amendment No. 31 to the registration statement on Form N-6 for NYLIAC
Variable Universal Life Separate Account-I (File No. 333-7930 9), filed 4/9/20 and incorporated herein by reference.

(i)(21)
Tri Party Agreement among Legg Mason Partners Variable Equity Trust, Legg Mason Partners Fund Advisor,
LLC, New York Life Insurance and Annuity Corporation, American Funds Insurance Series, American Funds
Distributor, Inc., and Capital Research and Management Company dated 4/13/2020—Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 2 to
the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account III (File No.
333-239752), filed 11/29/21 and incorporated herein by reference.

(i)(22)
Tri Party Agreement dated January 21, 2022, among Legg Mason Partners Variable Equity Trust, Legg
Mason Partners Fund Advisor, LLC, New York Life Insurance and Annuity Corporation, and Invesco
Advisers, Inc(with certain marked omissions that are not material and would cause competitive harm if disclosed)— Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(22) to the
registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I, filed 3/22/22 and incorporated herein by reference.

(i)(23)
Marketing and Administrative Services Agreement dated October 1, 2021, among New York Life Insurance and Annuity Corporation and VP Distributors, LLC (With certain marked omissions that are not material and would cause competitive harm if disclosed)—filed herewith.

(j)	Other Material Contracts.
(j)(1)
Powers of Attorney - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1)
to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I, filed
3/22/22 and incorporated herein by reference.

(k)	Legal Opinion.
(k)(1)	Opinion and Consent of Michael McDonnell, Esq. - filed herewith.
(l)	Actuarial Opinion. Not applicable.
(m)	Calculation. Not applicable.
(n)	Other Opinions.
(n)(1)	Consent of PricewaterhouseCoopers LLP - filed herewith .
(o)	Omitted Financials Statements. Not applicable.
(p)	Initial Capital Agreements. Not applicable.
(q)	Redeemability Exemption.
(q)(1)
Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policy Pursuant to
Rule 6e-3(T)(b)(12)(iii) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (q)(1) to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate
Account-I (File No.  333-222196), filed 4/12/18 and incorporated herein by reference.

(r)	Form of Initial Summary Prospectus. Not applicable.

ITEM 31. DIRECTORS AND OFFICERS OF THE DEPOSITOR
The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.
Name:	Title:
DeSanto, Craig L.	Chairman of the Board, President & Director
Mathas, Theodore A.	Director & Chief Executive Officer
Brill, Elizabeth K.	Director, Senior Vice President & Chief Actuary
Cook, Alexander I. M.	Director & Senior Vice President
Feldstein, Eric	Director, Executive Vice President & Chief Financial Officer
Gardner, Robert M.	Director, Senior Vice President & Controller
Harte, Francis Michael	Director & Senior Vice President
Hendry, Thomas A.	Director, Senior Vice President & Treasurer
Kravitz, Jodi L.	Director, Senior Vice President & Actuary
Madgett, Mark J.	Director, Executive Vice President & Head of Agency
Malloy, Anthony R.	Director, Executive Vice President & Chief Investment Officer
Miller, Amy	Director, Senior Vice President, Deputy General Counsel & Assistant Secretary
Wion, Matthew D.	Director & Senior Vice President
Davidson, Sheila K.	Executive Vice President, Legal
Abramo, Stephen	Senior Vice President
Advani, Janice	Senior Vice President
Akkerman, John W.	Senior Vice President
Albarella, Joel I.	Senior Vice President
Badler, Sara L.	Senior Vice President & Chief Compliance Officer
Ball, Aaron C.	Senior Vice President
Barbari, Patricia	Senior Vice President & General Auditor
Berlin, Scott L.	Senior Vice President
Cassidy, William B.	Senior Vice President
Cherniavsky, Oksana	Senior Vice President
Cooney, Colleen C.	Senior Vice President
Cruz, David	Senior Vice President
DiMella, Robert A.	Senior Vice President
Formon, William	Senior Vice President
Giacco, Jay J.	Senior Vice President
Heine, Kevin J.	Senior Vice President
Herwig, Julie E.	Senior Vice President
Huang, Dylan W.	Senior Vice President
Hung, Yie-Hsin	Senior Vice President
Jayaraman, Nithya	Senior Vice President
Karaoglan, Alain L.	Senior Vice President
Karmen, Robert	Senior Vice President & Deputy General Counsel
Kary, Jason	Senior Vice President
Lamarque, Natalie	Senior Vice President, Legal
Lenz, Scott L.	Senior Vice President, Deputy General Counsel & Chief Tax Counsel
Loffredo, John M.	Senior Vice President
McCarthy, Elizabeth W.	Senior Vice President
McDonnell, Michael	Senior Vice President & Chief Legal Officer
Micucci, Alison H.	Senior Vice President
Navarro, Kathleen	Senior Vice President & Chief Diversity Officer
Phlegar, Jeffrey S.	Senior Vice President
Recine, Roberto	Senior Vice President
Rodgers, Joanne H.	Senior Vice President
Rosenthal, Benjamin L.	Senior Vice President & Chief Risk Officer
Rutigliano, Carla T.	Senior Vice President

Name:	Title:
Rzad, Amaury J.	Senior Vice President
Sabal, Craig A.	Senior Vice President & Deputy Chief Investment Officer
Schwartz, Richard C.	Senior Vice President
Silber, Irwin	Senior Vice President
Simonetti, Richard P.	Senior Vice President
Smith, A. Thomas III	Senior Vice President, Deputy General Counsel & Chief Investment Counsel
Steinberg, Joel M.	Senior Vice President
Susser, Andrew M.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Tillotson, Sandra G.	Senior Vice President
Virendra, Sonali	Senior Vice President
Wang, Janet	Senior Vice President
Wheeler, Douglas A.	Senior Vice President
Woodward, Janelle	Senior Vice President
Yoon, Jae	Senior Vice President
Anderson, Erik A.	Vice President & Actuary
Armstrong, Vivian	Vice President
Ascione, Mitchell P.	Vice President
August, James R.	Vice President
Axberg, Kari	Vice President
Bader, Randi	Vice President & Associate General Counsel
Bain, Karen A.	Vice President – Tax
Baliga, Naman	Vice President
Bechar, Eric R.	Vice President
Behar, Paul	Vice President
Behrens, Dawn	Vice President
Beligotti, Jeffrey	Vice President & Actuary
Bopp, Kevin M	Vice President
Borisenko, Evgueni	Vice President & Actuary
Boyd IV, Robert L.	Vice President
Braut, Stephen A.	Vice President
Bredikis, Scott	Vice President
Brobston, Irena S.	Vice President
Brochard, Gabrielle	Vice President & Actuary
Brooks, Devon E.	Vice President
Brooks, Whytne	Vice President
Brotherton, Diane M.	Vice President
Budhwani, Reshma	Vice President
Bustamante, Rene	Vice President
Caminiti, Philip E.	Vice President
Campellone, Mark A.	Vice President
Carbone, Jeanne M.	Vice President & Actuary
Carey, Christopher H.	Vice President
Casanova, Ramon A.	Vice President & Actuary
Chan, David	Vice President, Associate General Counsel & Assistant Secretary
Chen, Roger	Vice President
Cherpelis, George S.	Vice President
Cirella, Margaret M.	Vice President
Civello, Alisa M.	Vice President
Closs, Nancy A.	Vice President
Cohen, Andrew J.	Vice President
Cohen, Ross E.	Vice President

Name:	Title:
Colleary, Maura R.	Vice President
Colon, Wilfred R.	Vice President
Colton, Andrew	Vice President
Connolly, Patrick J.	Vice President & Deputy General Counsel
Conti, Jane S.	Vice President
Coontz, Mickey W.	Vice President
Crawford, Thomas	Vice President & Actuary
Cristallo, Gina A.	Vice President
Cronin, Maureen A.	Vice President, Associate General Counsel & Assistant Secretary
Cruz, Jeanne M.	Vice President
Curran, Debra	Vice President
Danzig, Jeff	Vice President & Actuary
Davis, Juliet	Vice President
DelGreco, Phylliss A.	Vice President & Associate General Counsel
Della Porta, Marco G.	Vice President
Dial, Robert H.	Vice President
Dias, Maryann D.	Vice President
Diaz, Mayra L.	Vice President
DiCarmine, Kristen	Vice President
DiRago, John C.	Vice President
Donner, Andrew	Vice President
Donohue, Robert P.	Vice President & Assistant Treasurer
Doshi, Manoj	Vice President
Drinkard, Kenneth R.	Vice President & Associate General Auditor
Duarte, Deborah	Vice President
Dubrow, Michael G.	Vice President
Eppink, Jr., Richard H.	Vice President
Facinelli, Joanne S.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Fitzgerald, Chirstopher P.	Vice President
Fitzgerald, Edward J.	Vice President
Florin, Timothy	Vice President
Fong, Michael	Vice President, Assistant Treasurer & Actuary
Frawley, Stephanie A.	Vice President
Freeman, Lisa A.	Vice President
Fromm, Paul	Vice President
Froshiesar, Donn	Vice President
Gallagher, Erin M.	Vice President
Gamble, Michael	Vice President
Gangemi, Thomas J.	Vice President
Gao, J. Kevin	Vice President & Associate General Counsel
Gill, Sandra	Vice President
Goldstein, Andrew	Vice President
Goldstein, Paul Z.	Vice President & Associate General Counsel
Gomez, Mark A.	Vice President & Associate General Counsel
Grisham Zrno, Brooke B.	Vice President
Gunda, Kishore	Vice President
Hajducek, Laura	Vice President
Hallahan, Mary T.	Vice President & Assistant Treasurer
Han, Wen Wei	Vice President & Actuary
Hanley, Dale A.	Vice President

Name:	Title:
Hayden, Adam C.	Vice President
Healy, Brendan J.	Vice President
Hekmat, Saba	Vice President
Heller, Thomas S.	Vice President
Henderson, Loyd T.	Vice President
Hoffman, Eric S.	Vice President
Hofmann, Glenn	Vice President
Howland, Abbett P.	Vice President
Hu, Amy	Vice President
Huang, Angela	Vice President & Actuary
Jenkins, Joanne E.	Vice President
Johnston, Albert W.	Vice President
Kakkanattu, Manual M.	Vice President
Katti, Rohit R.	Vice President
Kaufman, Wayne	Vice President
Kelly, Christopher P.	Vice President
Khalil, Saad A.	Vice President & Assistant Treasurer
Kim, Terry	Vice President
King, Martin L.	Vice President
Klatell, Jeremy	Vice President & Associate General Counsel
Koltisko, Joseph D.	Vice President
Kraus, Linda M.	Vice President
Krockta, Peter	Vice President
Krueger, Kyle	Vice President
Kuan, Melissa	Vice President
Kuhl, Amanda L.	Vice President & Actuary
Kula, Michael	Vice President
Kyan, Raymond	Vice President
Lackey, Michael P.	Vice President
Landaas, Marci P.	Vice President
LaPier, Theodore	Vice President & Assistant General Counsel
Larkin, Colleen E.	Vice President
Lathrop, Douglas	Vice President
Lee, Young	Vice President
Lewis, Sean S.	Vice President
Lippmen, John S.	Vice President
Loden, Wesley	Vice President & Actuary
Lowenhaupt-Brohan, Laura A.	Vice President & Associate General Auditor
Lynn, Eric J.	Vice President & Actuary
Madabushi, Krishna Prashanth	Vice President
Madgett, Sean	Vice President
Mak, William	Vice President
Marinaccio, Ralph S.	Vice President
Martello, Virginia C.	Vice President
Mauceri, Maria J.	Vice President & Actuary
Mayer, Carol S.	Vice President & Associate General Counsel
McClain, Keith B.	Vice President
McEldowney, Christian F.	Vice President
McGilberry, Brent	Vice President
McGinnis, Timothy M.	Vice President
McKeon, John	Vice President & Actuary
McNamara, Stephen J.	Vice President & Actuary

Name:	Title:
McNulty, Stephen B.	Vice President
Meere, Jacqueline	Vice President
Melka, Frank David	Vice President
Micale, Anthony F.	Vice President
Micun, Pawel	Vice President
Millay, Edward P.	Vice President
Mitchinson, Tod J.	Vice President & Chief Information Security Officer
Molinaro, Michael	Vice President
Mosquera, Jaime	Vice President & Actuary
Mount, William J.	Vice President
Murphy, Marijo F.	Vice President
Nair, Dinesh K.	Vice President
Nesle, Heather M.	Vice President
Newman, Jennifer	Vice President
Ng, Ching (Andrew)	Vice President & Actuary
Niessink, Karen D.	Vice President
O'Brien, Daniel J.	Vice President
O'Hanlon, Thomas P.	Vice President
O'Hearn, Claudine C.	Vice President
Orban, Rachel	Vice President & Associate General Counsel
Panganiban, Maria E.	Vice President
Paone, Jonathan T.	Vice President
Pasyanos, Michelle M.	Vice President & Actuary
Patience, Robert J.	Vice President
Pavone, Joseph	Vice President
Pensabene, Michael	Vice President
Perrotti, Anthony R.	Vice President
Perry, Valerie L.	Vice President - Underwriting
Petersen, Todd	Vice President & Actuary
Peterson, Joseph P.	Vice President
Peterson, Neil D.	Vice President
Pizzute, Robert J.	Vice President
Portnoy, Michael	Vice President
Quartararo, Paul	Vice President
Rajendran, Paul P.	Vice President
Rangachar, Raghu	Vice President & Actuary
Raturi, Sanjana	Vice President
Rhodehouse, Kevin G.	Vice President
Rice, Scott	Vice President
Rodrigue, Kyle	Vice President
Rosenblum, Tal	Vice President
Rosh, Robert M.	Vice President & Deputy General Counsel
Rotondo, Richard	Vice President
Roy, Arindam A.	Vice President
Rubin, Janis C.	Vice President
Safieh, Sean A.	Vice President
Sarma, Samar	Vice President
Sarrubbo, Amanda K.	Vice President & Actuary
Savica, Jennifer	Vice President
Scanlon, Swati S.	Vice President
Schair, Adam B.	Vice President
Schirizzo, Michael	Vice President

Name:	Title:
Scollan, Kathleen E.	Vice President
Scozzafava, Mark J.	Vice President
Seaman, Brian	Vice President
Seewald, Scott R.	Vice President
Seguin, Brian	Vice President
Sell, David S.	Vice President
Shapiro, Natalie	Vice President
Sherman, Eric C.	Vice President & Actuary
Sherman, Nancy G.	Vice President
Singh, Jacqueline	Vice President
Smith, Elizabeth A.	Vice President
Smith, Kevin M.	Vice President
Smith, Lorne M	Vice President & Associate General Counsel
Solazzo, Amy L.	Vice President
Sommer, Kenneth M.	Vice President
Sprauer, Scott	Vice President
Standbridge, Elizabeth A.	Vice President
Stazzone, Michael T.	Vice President
Steelman, Elliot H.	Vice President
Strutton, Rebecca	Vice President & Associate General Counsel
Suh, Hannah L.	Vice President & Actuary
Suryapranata, Monica	Vice President
Swaney, Jonathan B.	Vice President
Tai, Ka Luk Stanley	Vice President
Tate, William P.	Vice President
Taylor, John G.	Vice President
Taylor, Todd	Vice President & Actuary
Thomson, Alana D.	Vice President
Tillinghast, Mark E.	Vice President
Tobin, Michael	Vice President
Tomassi, Deborah A.	Vice President
Torrey, Arthur S.	Vice President
Tzani, Rodanthy	Vice President
Valdes, Gilberto	Vice President
Vandegrift, Donald P. Jr.	Vice President & Associate General Counsel
Verastegui, Victor A.	Vice President
Vicent, Carlos	Vice President
Vilchis, Hector D.	Vice President
Waelti, Linus	Vice President & Actuary
Wall, Joseph E.	Vice President
Walsh, Edward C.	Vice President
Walsh, Simon	Vice President
Wang, Ping	Vice President
Washington, Corey	Vice President
Weatherman, Aaron	Vice President & Actuary
Webster, Gregory H.	Vice President
Wei, Helen	Vice President
Weinstein, Scott W.	Vice President
Weiss, Jennifer M.	Vice President
White, Richard A.	Vice President
Whites, Charles A.	Vice President & Associate General Counsel
Wickwire, Brian D.	Vice President

Name:	Title:
Wilcox, Lyle D.	Vice President
Williams, Matthew	Vice President
Yashnyk, Michael A.	Vice President
Yee, Paul M.	Vice President
Yenko, Elizabeth M	Vice President
Zeng, Paul	Vice President & Actuary

ITEM 32. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT
The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.
Name	Jurisdiction of Organization	Percent of Voting Securities Owned
NYL Investors LLC(*)(†)	(Delaware)
NYL Investors (U.K.) Limited(*)(†)	(United Kingdom)
NYL Investors REIT Manager LLC	(Delaware)
NYL Investors NCVAD II GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund II, LP	(Delaware)	(50%)
MNCVAD II-MF HENLEY CA LLC	(Delaware)
MNCVAD II-SP HENLEY JV LLC	(Delaware)	(90%)
MNCVAD II-SP HENLEY OWNER	(Delaware)
MNCVAD II-OFC 770 L Street CA LLC	(Delaware)
MNCVAD II-MF UNION CA LLC	(Delaware)
MNCVAD II-HOLLIDAY UNION JV LLC	(Delaware)	(90%)
MNCVAD II-OFC HARBORS CA LLC	(Delaware)
MNCVAD II-SEAGATE HARBORS LLC	(Delaware)	(LLC: 90%)
MNCVAD II-OFC 630 K Street CA LLC	(Delaware)
MSSDF GP LLC	(Delaware)
MSSDF Member LLC	(Delaware)	(NYLIC: 35%, NYLIAC: 65%)
Madison Square Structured Debt Fund LP	(Delaware)	(NYLIC: 14%, NYLIAC: 26.3%)
MSSDF REIT LLC	(Delaware)
MSSDF REIT Funding Sub I LLC	(Delaware)
MSSDF REIT Funding Sub II LLC	(Delaware)
MSSDF REIT Funding Sub III LLC	(Delaware)
MSSDF REIT Funding Sub IV LLC	(Delaware)
MSSDF REIT Funding Sub V LLC	(Delaware)
MSVEF GP LLC	(Delaware)
MCPF GP LLC	(Delaware)
Madison Core Property Fund LP	(Delaware)	(NYL Investors is Non Member Manager 0.00%)[8]
MCPF Holdings Manager LLC	(Delaware)
MCPF MA Holdings LLC	(Delaware)
MCPF Holdings LLC	(Delaware)
MADISON-IND TAMARAC FL LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Gateway Phases II and III, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
MIREF Century, LLC	(Delaware)
MIREF Saddle River LLC	(Delaware)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
MIREF Corporate Woods, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)	(90%)
MIREF 101 East Crossroads, LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
101 East Crossroads, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	(Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
MADISON-OFC Centerpoint Plaza CA LLC	(Delaware)
MADISON-IND Logistics NC LLC	(Delaware)
MCPF-LRC Logistics LLC	(Delaware)	(90%)
MADISON-MF Desert Mirage AZ LLC	(Delaware)
MADISON-OFC One Main Place OR LLC	(Delaware)
MADISON-IND Fenton MO LLC	(Delaware)
MADISON-IND Hitzert Roadway MO LLC	(Delaware)
MADISON-MF Hoyt OR LLC	(Delaware)
MADISON-RTL Clifton Heights PA LLC	(Delaware)
MADISON-IND Locust CA LLC	(Delaware)
MADISON-OFC Weston Pointe FL LLC	(Delaware)
MADISON-SP Henderson LLC	(Delaware)	(90%)
MADISON-MF MCCADDEN CA LLC	(Delaware)
MADISON-OFC 1201 WEST IL LLC	(Delaware)
MADISON-MCCAFFERY 1201 WEST IL LLC	(Delaware)	(92.5%)
MADISON-MF CRESTONE AZ LLC	(Delaware)
MADISON-MF TECH RIDGE TX LLC	(Delaware)
MADISON-RTL SARASOTA FL, LLC	(Delaware)
MADISON-MOB CITRACADO CA LLC	(Delaware)
MADISON-ACG THE MEADOWS WA LLC	(Delaware)
MADISON-ACG THE MEADOWS JV LLC	(Delaware)
MADISON-ACG THE MEADOWS OWNER LLC	(Delaware)
Madison-MF Osprey QRS Inc	(Delaware)
Madison-MF Osprey NC GP LLC	(Delaware)
Madison-MF Osprey NC LP	(Delaware)	(QRS: 99%; GP/LLC: 1%)
MSVEF Investor LLC	(Delaware)
MSVEF Feeder LP	(Delaware)	(55.56%)
MSVEF REIT LLC	(Delaware)	(55.56%)
Madison Square Value Enhancement Fund LP	(Delaware)	(51%)
MSVEF-MF Evanston GP LLC	(Delaware)	(51%)
MSVEF-MF Evanston IL LP	(Delaware)	(51%)
MSVEF-MF HUNTINGTON PARK GP LLC	(Delaware)
MSVEF-MF HUNTINGTON PARK WA LP	(Delaware)
MSVEF-OFC Tampa GP LLC
MSVEF-OFC WFC Tampa FL LP
MSVEF-FG WFC Tampa JV LP

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MSVEF-OFC WFC Tampa PO GP LLC
MSVEF-FG WFC Property Owner LP
MSVEF-IND Commerce 303 GP LLC	(Delaware)
MSVEF-IND Commerce 303 AZ LP	(Delaware)
MSVEF-SW Commerce 303 JV LP	(Delaware)
New York Life Group Insurance Company of NY (“NYLG”)	(New York)
Life Insurance Company of North America	(Pennsylvania)
LINA Benefit Payments, Inc.	(Delaware)
New York Life Benefit Payments LLC	(Delaware)
NYL Real Assets LLC	(Delaware)
NYL Emerging Manager LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
NYLIFE Insurance Company of Arizona	(Arizona)
NYLIC HKP Member LLC	(Delaware)	(NYLIC: 67.974%; NYLIAC 32.026%)
New York Life Insurance and Annuity Corporation	(Delaware)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(84.38%)[1]
Max Ventures and Industries Limited	(India)	(21.3%, NYLIC: 1.4%)
Max I Ltd.	(India)
Max Assets Services Ltd.	(India)
Max Specialty Films Ltd.	(India)	(51%)
Max Estates Ltd.	(India)
Max Square Limited	(India)	(51%, NYLIC: 49%)
Pharmax Corporation Ltd.	(India)	(85.17%)
Wise Zone Builders Pvt. Ltd.	(India)
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)[2]
Administradora de Conductos SMNYL, S.A. de C.V	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V. (”ADIS”)	(Mexico)	(99%)
Inmobiliaria SMNYL, SA de C.V.	(Mexico)	(99%; ADIS: 1%)
NYLIM Jacob Ballas India Holdings IV	(Mauritius)
New York Life Investment Management Holdings LLC	(Delaware)
New York Life Investment Management Asia Limited	(Cayman Islands)
Japan Branch
MacKay Shields LLC	(Delaware)
MacKay Shields Emerging Markets Debt Portfolio	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities HL Fund, L.P	(Delaware)
MacKay Municipal Managers Credit Opportunities HL (Cayman) GP LLC	(Cayman Is.)
MacKay Municipal Credit Opportunities HL (Cayman) Fund, LP	(Cayman Is.)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
Plainview Funds plc – MacKay Shields Unconstrained Bond Portfolio	(Ireland)	(NYLIC: 0.00%; MacKay: 0.00%)
MacKay Shields Structured Products Opportunities Portfolio	(Ireland)	(NYLIC: 0.00%; MacKay: 0.00%)
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Credit Strategy Fund Ltd	(Cayman Islands)
MacKay Shields Credit Strategy Partners LP	(Delaware)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(14.94%)[3]
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields Select Credit Opportunities Fund GP LLC	(Delaware)
MacKay Shields Select Credit Opportunities GP LP	(Delaware)
MacKay Shields (International) Ltd.	(UK)	(“MSIL”)
MacKay Shields (Services) Ltd.	(UK)	(“MSSL”)
MacKay Shields UK LLP	(UK)	(MSIL: 99%; MSSL: 1%)
MacKay Municipal Managers California Opportunities GP LLC	(Delaware)
MacKay Municipal California Opportunities Fund, L.P.	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MacKay Municipal New York Opportunities GP LLC	(Delaware)
MacKay Municipal New York Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Opportunities HL Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading GP LLC	(Delaware)
MacKay Municipal Capital Trading Master Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading Fund, L.P.	(Delaware)
MacKay Municipal Managers Strategic Opportunities GP LLC	(Delaware)
MacKay Municipal Managers Strategic Opportunities Fund, L.P.	(Delaware)
MacKay Shields US Equity Market Neutral Fund GP LLC	(Delaware)
MacKay Cornerstone US Equity Market Neutral Fund LP	(Delaware)
MacKay Shields Intermediate Bond Fund GP LLC	(Delaware)
MacKay Shields Intermediate Bond Fund LP	(Delaware)
MacKay Shields General Partner (L/S) LLC	(Delaware)
MacKay Shields Long/Short Fund (Master)	(Delaware)
MacKay Municipal Managers Opportunities Allocation GP LLC	(Delaware)
MacKay Municipal Opportunities Allocation Master Fund LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund A LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund B LP	(Delaware)
MacKay Municipal Managers U.S. Infrastructure Opportunities GP LLC	(Delaware)
MacKay Municipal U.S. Infrastructure Opportunities Fund LP	(Delaware)
MacKay Municipal Managers High Yield Select GP LLC	(Delaware)
MacKay Municipal High Yield Select Fund LP	(Delaware)
MacKay Flexible Income Fund GP LLC	(Delaware)
MacKay Flexible Income Fund LP	(Delaware)
MacKay Multi-Asset Real Return Fund GP LLC (Delaware)	(Delaware)
MacKay Multi-Asset Real Return Fund LP (Delaware	(Delaware)
MacKay Multi-Asset Income Fund GP LLC (Delaware)	(Delaware)
MacKay Multi-Asset Income Fund LP (Delaware)	(Delaware)
MacKay Municipal Managers High Income Opportunities Fund LP	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MacKay Municipal High Income Opportunities Fund LP	(Delaware)
Cascade CLO Manager, LLC	(Delaware)
MKS CLO Holdings GP LLC	(Delaware)
MKS CLO Holdings, LP	(Cayman Is.)
MKS CLO Advisors, LLC	(Delaware)
MacKay Shields Europe Investment Management Limited	(Ireland)
MacKay Shields European Credit Opportunity Fund Limited	(Jersey)	(Mackay: 67%, NYLIAC: 33%)
MKS TALF Opportunities Fund GP, LLC	(Delaware)
MacKay Shields TALF 2.0 Opportunities Feeder Fund (Cayman)	(Cayman Is.)
MacKay Shields TALF 2.0 Opportunities Feeder Fund (Cayman GBP-Hedged) LP	(Cayman Is.)
MacKay Shields TALF 2.0 Opportunities Feeder Fund (US) LP	(Delaware)
MacKay Shields TALF 2.0 Opportunities Master Fund	(Delaware)
MKS Global Sustainable Emerging Markets Equities Fund GP LLC (Delaware)	(Delaware)
Candriam Global Sustainable Emerging Markets Equities Fund LP (Delaware)	(Delaware)
MKS Global Emerging Markets Equities Fund GP LLC (Delaware)	(Delaware)
Candriam Global Emerging Markets Equities Fund LP (Delaware)	(Delaware)
Cornerstone Capital Management Holdings LLC	(Delaware)
Madison Square Investors Asian Equity Market Neutral Fund GP, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P.	(Delaware)
New York Life Investments Alternatives LLC	(Delaware)
Madison Capital Funding LLC	(Delaware)	(NYLIC: 21.90%; NYLIAC 78.10%) (MCF is a Non-Managing Member)
MCF Co-Investment GP LLC	(Delaware)
Madison Capital Funding Co-Investment Fund LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF Fund I LLC	(Delaware)
MCF Hanwha Fund LLC	(Delaware)[7]	(0 voting ownership)
Ironshore Investment BL I Ltd.	(Bermuda)[7]	(0 voting ownership)
MCF CLO IV LLC	(Delaware)[7]	(NYLIC: 6.7%)
MCF CLO V LLC	(Delaware)[7]	(NYLIC: 5%)
MCF CLO VI LLC	(Delaware)[7]	(0 voting ownership)
MCF CLO VII LLC (f/k/a LMF WF Portfolio III, LLC)	(Delaware)[7]	(0 voting ownership)
MCF CLO VIII Ltd.	(Delaware)[7]	(0 voting ownership)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MCF CLO VIII LLC	(Delaware)
MCF CLO IX Ltd.	(Delaware)[7]
MCF CLO IX LLC	(Delaware)
MCF KB Fund LLC	(Delaware)[7]	(0 voting ownership)
MCF KB Fund II LLC	(Delaware)[7]	(0 voting ownership)
MCF Hyundai Fund LLC	(Delaware)[7]	(0 voting ownership)
MCF Senior Debt Fund-2020 LP7	(Delaware)
Montpelier Carry Parent, LLC	(Delaware)
Montpelier Carry, LLC	(Delaware)
Montpelier GP, LLC	(Delaware)
Montpelier Fund, L.P.	(Delaware)
MCF Mezzanine Carry I LLC	(Delaware)[9]
MCF Mezzanine Fund I LLC	(Delaware)	(NYLIC: 66.66%; NYLIAC: 33.33%) (MCF is the manager)
MCF PD Fund GP LLC	(Delaware)[7]
MCF PD Fund LP	(Delaware)[7]
MCF Senior Debt Fund 2019-I GP LLC	(Delaware)[7]
MCF Senior Debt Fund 2019-I LP	(Delaware)[7]
Warwick Seller Representative, LLC	(Delaware)
Young America Holdings, LLC (“YAH”)	(Delaware)	(36.35%)[9]
YAC.ECOM Incorporated	(Minnesota)
Young America, LLC (“YALLC”)	(Minnesota)
Global Fulfillment Services, Inc.	(Arizona)
SourceOne Worldwide, Inc.	(Minnesota)
YA Canada Corporation	(Nova Scotia, Canada)
GoldPoint Partners LLC	(Delaware)
New York Life Capital Partners II, L.L.C.	(Delaware)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar, L.P	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker B L.P. (Delaware)	(Delaware)
GoldPoint Core Opportunities Fund, L.P.	(Delaware)
GoldPoint Core Opportunities Fund II L.P.	(Delaware)
GoldPoint Mezzanine Partners IV GenPar GP, LLC	(Delaware)
GoldPoint Mezzanine Partners IV GenPar, LP	(Delaware)
GoldPoint Mezzanine Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Mezzanine Partners IV, LP	(Delaware)	(“GPPIVLP”)
GPP Mezz IV A Blocker LP	(Delaware)	(“GPPIVLP”)
GPP Mezz IV A Preferred Blocker LP	(Delaware)
GPP Mezz IV B Blocker LP	(Delaware)	(“GPPMBB”)
GPP Mezz IV C Blocker LP	(Delaware)	(“GPPMBC”)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
GPP Mezz IV D Blocker LP	(Delaware)	(“GPPMBD”)
GPP Mezz IV E Blocker LLP	(Delaware)
GPP Mezz IV ECI Aggregator LP name change from GPP Mezzanine Blocker E, LP	(Delaware)
GPP Mezz IV F Blocker LP	(Delaware)
GPP Mezz IV G Blocker LP	(Delaware)
GPP Mezz IV H Blocker LP	(Delaware)
GPP Mezz IV I Blocker LP	(Delaware)
GoldPoint Mezzanine Partners Offshore IV, L.P.	(Cayman Islands)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Partners Co-Investment V, LP	(Delaware)**
GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP	(Delaware)
GPP V – ECI Aggregator LP	(Delaware)
GPP V F Blocker Holdco LP	(Delaware)
GPP V G Blocker Holdco LP	(Delaware)
GoldPoint Partners Private Debt V GenPar GP, LLC	(Delaware)
GoldPoint Partners Private Debt Offshore V, LP	(Cayman Island)
GPP Private Debt V RS LP	(Delaware)
GoldPoint Partners Private Debt V GenPar GP, LP	(Delaware)
GoldPoint Partners Private Debt V, LP	(Delaware)
GPP PD V A Blocker LLC	(Delaware)
GPP Private Debt V-ECI Aggregator LP	(Delaware)
GPP PD V B Blocker LLC	(Delaware)
GPP PD V C Blocker LLC	(Delaware)
GPP PD V D Blocker LLC	(Delaware)
GPP LuxCo V GP Sarl	(Luxembourg)
GPP Private Debt LuxCo V SCSp	(Luxembourg)
GoldPoint Partners Select Manager III GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar, L.P	(Cayman Islands)
GoldPoint Partners Select Manager Fund III, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III AIV, L.P.	(Delaware)
GoldPoint Partners Select Manager IV GenPar, GP, LLC	(Delaware)
GoldPoint Partners Select Manager IV GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund IV, L.P.	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
GoldPoint Partners Select Manager V GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager V GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund V, L.P.	(Delaware)
GoldPoint Partners Canada V GenPar Inc.	(New Brunswick, Canada)
GoldPoint Partners Select Manager Canada Fund V, L.P.	(Ontario, Canada)
GoldPoint Partners Canada III GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund III, L.P.	(Canada)
GoldPoint Partners Canada IV GenPar Inc.	(Delaware)
GoldPoint Partners Select Manager Canada Fund IV, L.P.	(Delaware)
GoldPoint Partners Co-Investment VI GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment VI GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment VI, LP	(Delaware)
GPP VI - ECI Aggregator LP	(Delaware)
GPP VI Blocker A LLC	(Delaware)
GPP VI Blocker B LLC	(Delaware)
GPP VI Blocker C LLC	(Delaware)
GPP VI Blocker D LLC	(Delaware)
GPP VI Blocker E LLC	(Delaware)
GPP VI Blocker I LLC(Delaware)
GPP CO-Invest VII GenPar, GP LLC	(Delaware)
GPP Co-Invest VII GenPar LP	(Delaware)
GoldPoint Partners Co-Investment VII, LP	(Delaware)
GoldPoint Private Credit GenPar GP, LLC	(Delaware)
GoldPoint Private Credit Fund, LP	(Delaware)	(GoldPoint: 100%)
GoldPoint Partners Canada GenPar, Inc.	(Canada)
NYLCAP Select Manager Canada Fund, LP	(Canada)
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III, LP	(Delaware)**
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco B, LP	(Delaware)
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar GP, LLC	(Delaware)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager Fund, LP	(Delaware)
NYLCAP Select Manager Cayman Fund, LP	(Cayman Islands)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar GP, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)**
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co., LLC	(Mauritius)	(24.66%)[4]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[5]
NYLIM Jacob Ballas India Fund III (Mauritius) LLC	(Mauritius)
NYLIM Jacob Ballas Capital India (FVCI) III (Mauritius) LLC	(Mauritius)
NYLIM Jacob Ballas India (FII) III (Mauritius) LLC	(Mauritius)
Evolvence Asset Management, Ltd.	(Cayman Islands)	(Goldpoint: 24.5%)
EIF Managers Limited	(Mauritius)	(58.72%)
EIF Managers II Limited	(Mauritius)	(55%)
PA Capital LLC	(Delaware)	(68.14%)
BMG PAPM GP, LLC	(Delaware)
BMG PA Private Markets (Delaware) LP	(Delaware)
BMG PA Private Markets (Cayman) LP	(Cayman Islands)
PACD MM, LLC	(Delaware)
PA Capital Direct, LLC	(Delaware)[7]
PA Credit Program Carry Parent, LLC	(Delaware)
PA Credit Program Cary, LLC	(Delaware)
PACIF Carry Parent, LLC	(Delaware)
PACIF Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II, LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
PACIF IV GP, LLC	(Delaware)
Private Advisors Coinvestment Fund IV, LP	(Delaware)
PACIF IV Carry Parent, LLC	(Delaware)
PACIF IV Carry, LLC	(Delaware)
PAMMF GP, LLC	(Delaware)
PA Middle Market Fund, LP	(Delaware)
PA Hedged Equity Fund, L.P.	(Delaware)
Private Advisors Hedged Equity Fund (QP), L.P.	(Delaware)
Private Advisors Hedged Equity Master Fund	(Delaware)
PASOF GP, LLC	(Delaware)
PA Strategic Opportunities Fund, LP	(Delaware)
PASCBF III GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund III, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout V-ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF V Carry, LLC	(Delaware)
PASCPEF VI Carry Parent, LLC	(Delaware)
PASCPEF VI Carry, LLC	(Delaware)
PASCPEF VI GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VI, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VI (Cayman), LP	(Cayman Island)
PASCPEF VII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VII (Cayman), LP	(Cayman Island)
PASCPEF VII Carry Parent, LLC	(Delaware)
PASCPEF VII Carry, LLC	(Delaware)
PASCPEF VIII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VIII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VII (Cayman), LP	(Cayman Island)
PASCPEF IX GP, LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
PA Small Company Private Equity Fund IX, LP	(Delaware)
PA Small Company Private Equity Fund IX, (Cayman), LP	(Cayman Island)
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
PA Real Assets Carry Parent, LLC	(Delaware)
PA Real Assets Carry, LLC	(Delaware)
PA Real Assets Carry Parent II, LLC	(Delaware)
PA Real Assets Carry II, LLC	(Delaware)
PA Emerging Manager Carry Parent, LLC	(Delaware)
PA Emerging Manager Carry, LLC	(Delaware)
PA Emerging Manager Carry Parent II, LLC	(Delaware)
PA Emerging Manager Carry II, LLC	(Delaware)
RIC I GP, LLC	(Delaware)
Richmond Coinvestment Partners I, LP	(Delaware)
RIC I Carry Parent, LLC	(Delaware)
RIC I Carry, LLC	(Delaware)
PASF V GP, LLC	(Delaware)
Private Advisors Secondary Fund V, LP	(Delaware)
PASF V Carry Parent, LLC	(Delaware)
PASF V Carry, LLC	(Delaware)
PASF VI GP, LLC	(Delaware)
PA Secondary Fund VI, LP	(Delaware)
PA Secondary Fund VI Coinvestments, LP	(Delaware)	(68.14%)
PA Secondary Fund VI (Cayman), LP	(Cayman Islands)	(68.14%)
PARAF GP, LLC	(Delaware)
Private Advisors Real Assets Fund, LP	(Delaware)
PARAF Carry Parent, LLC	(Delaware)
PARAF Carry, LLC	(Delaware)
PASCCIF GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund, LP	(Delaware)
Private Advisors Small Company Coinvestment Fund-ERISA, LP	(Delaware)
PASCCIF II GP, LLC	(Delaware)
PA Small Company Coinvestment Fund II, LP	(Delaware)
PA Small Company Coinvestment Fund II (Cayman), LP	(Cayman Islands)
PASCCIF Carry Parent, LLC	(Delaware)
PASCCIF Carry, LLC	(Delaware)
PARAF II GP, LLC	(Delaware)
Private Advisors Real Assets Fund II, LP	(Delaware)
Private Advisors Hedged Equity Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Fund, (QP), Ltd.	(Cayman Islands)	(0%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Private Advisors Hedged Equity Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
SAF GP LLC	(Delaware)
Social Advancement Fund, LP	(Delaware)
WTP GP, LLC	(Delaware)
West Tower Partners, LP	(Delaware)
West Tower Partners, Ltd.	(Cayman Islands)[8]
West Tower Partners SPC	(Cayman Islands)
Washington Pike GP, LLC	(Delaware)
Washington Pike, LP	(Delaware)
RidgeLake Partners GP, LLC	(Delaware)
RidgeLake Partners, LP	(Delaware)
NYLCAP Holdings (Mauritius)	(Mauritius)
Jacob Ballas Capital India PVT. Ltd.	(Mauritius)	(23.30%)
Industrial Assets Holdings Limited	(Mauritius)	(28.02%)
JB Cerestra Investment Management LLP	(Mauritius)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM-TND, LLC	(Delaware)
New York Life Investment Management Hong Kong Limited	(China)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)	(50%)
IndexIQ Holdings Inc.	(Delaware)	(“IQ Holdings”)
IndexIQ LLC	(Delaware)	(NYLIMH: 74.37%, IQHoldings: 25.63%)
IndexIQ Advisors LLC	(Delaware)
IndexIQ Active ETF Trust	(Delaware)[7]	(NYLIAC: 98.5%)
IQ MacKay Shields Municipal Insured ETF		(NYL: 0.00%)
IQ MacKay Shields Municipal Intermediate ETF		(NYL: 0.00%)
IQ Ultra Short Duration ETF		(NYL: 0.00%)
IQ MacKay ESG Core Plus Bond ETF		(NYLIAC: 95.02%)
IQ MacKay California Municipal Intermediate ETF		(NYLIM: 49.01%, NYLIAC: 50%)
IndexIQ ETF Trust	(Delaware)	(NYLIC: 10.2%)
IQ 50 Percent Hedged FTSE International ETF		(NYLIM: 48.91%)
IQ 500 International ETF		(NYLIM Holdings: 98.86%)
IQ Chaikin US Large Cap ETF		(NYLIM Holdings: 98.04%)
IQ Chaikin US Small Cap ETF		(NYLIM Holdings: 80.25%)
IQ Clean Oceans ETF		(NYLIAC: 94.85%)
IQ Cleaner Transport ETF		(NYLIAC: 75.90%)
IQ Engender Equality ETF		(NYLIAC: 66.69%)
IQ Global Agribusiness Small Cap ETF		(NYL: 0.00%)
IQ Global Resources ETF		(NYL: 0.00%)
IQ Healthy Hearts ETF		(NYLIAC: 79.77%)
IQ Hedge Event-Driven Tracker ETF		(NYL: 0.00%)
IQ Hedge Long/Short Tracker ETF		(NYL: 0.00%)
IQ Hedge Macro Tracker ETF		(NYL: 0.00%)
IQ Hedge Market Neutral Tracker ETF		(NYL: 0.00%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
IQ Hedge Multi-Strategy Tracker ETF		(NYL: 0.00%)
IQ Merger Arbitrage ETF		(NYL: 0.00%)
IQ Real Return ETF		(NYL: 0.00%)
IQ S&P High Yield Low Volatility Bd ETF		(NYLIM Holdings: 54.57%)
IQ US Real Estate Small Cap ETF		(NYL: 0.00%)
IQ Candriam ESG International Equity ETF		(NYLIM: 95.09%)
IQ Candriam ESG US Equity ETF		(NYLIM: 88.54%)
New York Life Investment Management Holdings International	(Luxembourg)
New York Life Investment Management Holdings II International	(Luxembourg)
Candriam Group (“CG”)	(Luxembourg)
CGH UK Acquisition Company Limited	(UK)
Tristan Capital Partners Holdings Limited	(England & Wales)	(49%)
Tristan Capital Holdings Limited	(England & Wales)
Tristan Capital Partners LLP	(England & Wales)
EPISO 4 Co-Investment LLP	(England & Wales)	(50%, Tristan Capital Partners LLP 50%)
EPISO 4 (GP) LLP	(England & Wales)	(16%) (5 individual members)
EPISO 4 Incentive Partners LLP	(England & Wales)	(4.7%) (18 Individual members and three corporate members)
CCP 5 Co-Investment LLP	(England & Wales)	(50%, Tristan Capital Partners LLP 50%)
Tristan Capital Limited	(England & Wales)
Tristan Capital Partners LLP	(England & Wales)	(92%)(25 individual members)
CCP III Co-Investment (GP) Limited	(Scotland)
CCP III Co-Investment LP	(Scotland)
CCP IV Co-Investment LP	(Scotland)
CCP III (GP) LLP	(England & Wales)	(50%)
CCP III Incentive Partners (GP) Limited	(Scotland)
CCP III Incentive Partners LP	(Scotland)
CCP IV Incentive Partners LP	(Scotland)
Curzon Capital Partners III (GP) Limited	(England & Wales)
CCP III (GP) LLP	(England & Wales)	(50%)
EPISO 3 Co-Investment (GP) Limited	(Scotland)
EPISO 3 Co-Investment LP	(Scotland)
EPISO 3 Incentive Partners (GP) Limited	(Scotland)
EPISO 3 Incentive Partners LP	(Scotland)
EPISO 3 IOM Limited	(Isle of Man)
CCP IV (GP) LLP	(England & Wales)	(50%)
Curzon Capital Partners IV (GP) Limited	(England & Wales)
CCP 5 GP LLP	(England & Wales)	(33%) (2 individual members)
CCP 5 Pool Partnership GP Limited	(Jersey)
CCP 5 Pool Partnership SLP	(Jersey)
Tristan Capital Partners Asset Management Limited	(England & Wales)
TCP Poland Spolka z ograniczoną odpowiedzialnoscią	(Poland)
TCP Co-Investment (GP) S.à.r.l.	(Luxembourg)
TCP Co-Investment SCSP	(Luxembourg)
TCP Incentive Partners SCSP	(Luxembourg)
TCP Incentive Partners (GP) S.à.r.l.	(Luxembourg)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
German Property Performance Partners Investors Feeder Verwaltungs GmbH	(Germany)
Verwaltungs GmbH	(Germany)
EPISO 4 (GP) S.à.r.l.	(Luxembourg)
EPISO 4 (GP) II S.à.r.l.	(Luxembourg)
Tristan (Holdings) Limited	(England & Wales)	(40%) (10 shares held by an individual)
EPISO 3 Feeder (GP) Limited	(Scotland)	(40%)
CCP V Feeder (GP) LLP	(England & Wales)	(40%) (2 individual members)
EPISO 4 Feeder (GP) LLP	(England & Wales)	(40%) (2 individual members)
CCP 5 Feeder LLP	(England & Wales)	(33%) (40%) (2 individual members)
Tristan Global Securities GP Limited	(Cayman Islands)	(40%)
Tristan Global Securities LP	(Cayman Islands)	(40%)
KTA Holdco	(Luxembourg)	(CANLUX: 66.67%, NYLIAC: 33.33%)
Kartesia Management SA	(Luxembourg)	(33%)
Kartesia UL Ltd.	(UK)
Kartesia Belgium	(Belgium)
Kartesia Credit FFS	(France)
Kartesia GP III	(Luxembourg)
Kartesia Credit Opportunities III S.C.A., SICAV-SIF	(Luxembourg)
Kartesia Securities	(Luxembourg)
Kartesia III Topcp S.a.r.l.	(Luxembourg)
Kartesia GP IV	(Luxembourg)
Kartesia Credit Opportunities IV SCS SICAV-SIF	(Luxembourg)
Kartesia Securities IV	(Luxembourg)
Kartesia Securities IV Topco S.a.r.l.	(Luxembourg)
Kartesia Master GP	(Luxembourg)
Kartesia Credit Opportunities V Feeder SCS	(Luxembourg)
Kartesia Senior Opportunities I SCS, SICAV-RAIF	(Luxembourg)
KASS Unleveled S.a.r.l.	(Luxembourg)
KSO I Topco S.a.r.l.	(Luxembourg)
Kartesia Credit Opportunities V SCS	(Luxembourg)
Kartesia Securities V S.a.r.l.	(Luxembourg)
Candriam Luxco S.a.r.l.	(Luxembourg)	(“CANLUXS”)
Candriam Luxembourg	(Luxembourg)	(”CANLUX”) (CG: 90.394%; 1 share held by CANLUXS)
Candriam Luxembourg Italy Branch
Candriam Luxembourg UK Establishment
Candriam Luxembourg Germany Branch
Candriam Luxembourg US Branch
Candriam Luxembourg Spain Branch
Candriam Luxembourg Netherlands Branch
Candriam Luxembourg MENA Branch	(Dubai, UAE)
Candriam Belgium	(Belgium)	(“CANBEL”) (100.00%)
Candriam France	(France)	(”CANFR”)
Candriam Monétaire SICAV	(France)	(CANBEL: 2.86%; CANFR: 2.38%, CIG: 0.01%)
Candriam Switzerland LLC	(Switzerland)
Candriam GP	(Luxembourg)
Belfius Fund	(Luxembourg)	(SICAV with Board controlled by Candriam)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Belfius Fund Belgian Small & Mid Caps		(0.00%)
Belfius Equities	(Belgian)	(CIG:0.00%)
BIL Invest	(Luxembourg)	(0.00%)
BlueOrchard Microfinance Fund	(Luxembourg)	(0.00%)
Cordius	(Luxembourg)	(CANLUX: 4.52%, CANBEL: 4.68%)
Cordius CIG		(“CIG”) (CANLUX: 50.88%; CANBEL: 49.12%)
Candriam Absolute Return	(Luxembourg)	(0.00%, CIG: 1.67%)
Candriam Absolute Return Equity Market Neutral	(Lux)	(0.00%, CIG: 1.74%)
Candriam Absolute Return Long Short Digital Equity		(0.00%, CIG: 0.02%)
Candriam Alternative	(Luxembourg)	(CANLUX: 100%, NYLIAC: 0.00%, CIG: 0.00%)
Candriam Alternative Systemat		(CANLUX: 100%, NYLIAC: 0.00%, CIG: 0.00%)
Candriam Bonds	(Luxembourg)	(CANLUX: 0.00%, NYLIAC: 0.18%, CANFR: 0.00%, CIG: 0.00%)
Candriam Bonds Capital Securities		(CANFR: 0.00%, CIG: 0.01%)
Candriam Bonds Convertible Defensive		(CANLUX: 0.00%)
Candriam Bonds Convertible Opportunities		(0.00%)
Candriam Bonds Credit Alpha		(NYLIAC: 22.69%, CIG: 0.01%)
Candriam Bonds Credit Opportunities		(CANLUX: 0.00%)
Candriam Bonds Emerging Debt Local Currencies		(CANLUX: 0.00%, CIG: 0.02%)
Candriam Bonds Emerging Markets		(CANLUX: 0.00%, CANFR: 0.00%)
Candriam Bonds Emerging Markets Corporate		(0.00%)
Candriam Bonds Emerging Markets Total Return		(0.00%)
Candriam Bonds Euro		(0.00%)
Candriam Bonds Euro Corporate		(0.00%)
Candriam Bonds Euro Corporate Financials		(0.00%)
Candriam Bonds Euro Diversified		(0.00%)
Candriam Bonds Euro Government		(0.00%)
Candriam Bonds Euro High Yield		(CANFR 0.00%, CANLUX: 0.00%)
Candriam Bonds Euro Short Term		(0.00%)
Candriam Bonds Euro Long Term		(CIG: 0.02%)
Candriam Bonds Floating Rate Notes		(0.00%)
Candriam Bonds Global Government		(0.00%)
Candriam Bonds Global High Yield		(CANLUX: 0.00%)
Candriam Bonds Global Inflation Short Duration		(0.00%)
Candriam Bonds Global Sovereign Quality		(CIG: 0.01%)
Candriam Bonds International		(CIG: 0.02%)
Candriam Bonds Total Return		(CANLUX: 0.00%)
Candriam Bonds Total Return Defensive		(0.00%)
Candriam Business Equities	(Belgium)	(0.00%)
Candriam Business Equities EMU		(0.00%)
Candriam Business Equities Global Income		(0.00%)
Candriam Diversified Futures		(CIG: 2.44%)
Candriam Equities L	(Luxembourg)	(NYLIAC: 0.09%)
Candriam Equities L Asia		(0.00%)
Candriam Equities L Australia		(0.00%)
Candriam Equities L Biotechnology		(0.00%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Candriam Equities L Emerging Markets		(0.00%)
Candriam Equities L EMU Innovation		(CIG: 0.01%)
Candriam Equities L Europe Conviction		(0.00%, CIG: 0.01%)
Candriam Equities L Europe Innovation		(0.00%)
Candriam Equities L Europe Optimum Quality		(0.00%)
Candriam Equities L Europe Small & Mid Caps		(0.00%)
Candriam Equities L Global Demography		(0.00%)
Candriam Equities L Japan		(CANLUX: 0.00%)
Candriam Equities L Life Care		(CIG: 0.03%)
Candriam Equities L Oncology Impact		(0.00%)
Candriam Equities L Risk Arbitrage Opportunities		(NYLIAC: 12.95%, CIG: 0.01%)
Candriam Equities L Robotics & Innovation Technology		(0.00%)
Candriam Fund	(Luxembourg)	(0.00%)
Candriam Fund Sustainable Euro Corporate Bonds Fossil Free		(CIG: 0.00%)
Candriam Fund Sustainable European Equities Fossil Free		(CIG: 0.00%)
Candriam GF	(Luxembourg)	(NYLIAC: 53.5%, CIG: 0.02%)
Candriam GF AUSBIL Global Essential Infrastructure		(NYLIAC: 77.05%, CIG: 0.02%)
Candriam GF Short Duration US High Yield Bonds		(CIG 0.12%)
Candriam GF U.S. Equity Opportunities		(0.00%)
Candriam GF US Corporate Bonds		(NYLIAC: 95.06%)
Candriam GF US High Yield Corporate Bonds		(NYLIAC: 41.15%, CIG: 0.01%)
Candriam Global Alpha	(Luxembourg)	(CIG: 0.31%)
Candriam Impact One	(Luxembourg)	(NYLIAC: 32.79%)
Candriam Index Arbitrage	(Luxembourg)	(0.00%)
Candriam L	(Luxembourg)	(CIG: 0.06%)
Candriam L Balanced Asset Allocation		(CIG: 0.00%)
Candriam L Conservative Asset Allocation		(0.00%)
Candriam, L Defensive Asset Allocation		(CIG: 0.06%)
Candriam L Dynamic Asset Allocation		(CIG: 4.41%)
Candriam L Multi-Asset Income		(0.00%)
Candriam L Multi-Asset Income & Growth		(0.00%, CIG: 0.01%)
Candriam L Multi-Asset Premia		(CIG: 0.03%)
Candriam Long Short Credit		(0.00%)
Candriam MM Multi Strategies	(France)	(CIG: 0.08%)
Candriam Money Market	(Luxembourg)	(0.00%)
Candriam Money Market Euro		(CANFR: 0.00%)
Candriam Money Market Euro AAA		(0.00%)
Candriam Money Market Usd		(0.00%)
Candriam Multi-Strategies	(Luxembourg)	(CANBEL 16.51%, CANFR: 25.32%, CANLUX: 58.14%, CIG: 0.01%)
Candriam Patrimoine Obli-Inter	(France)	(0.00%)
Candriam Quant	(Luxembourg)	(CIG: 0.01%)
Candriam Quant Equities Europe		(0.00%)
Candriam Quant Equities Multi-Factor EMU		(CIG: 0.06%)
Candriam Quant Equities Multi-Factor Global		(CIG 0.01%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Candriam Quant Equities USA		(CIG: 0.01%)
Candriam Risk Arbitrage	(Luxembourg)	(0.00%)
Candriam SRI	(Luxembourg)	(CANLUX: 0.01%, CANBEL: 0.00%, CANFR: 0.0%)
Candriam SRI Bond Emerging Markets		(CANLUX: 0.01%, CANFR: 0.00%)
Candriam SRI Bond Euro		(CANLUX: 0.04%)
Candriam SRI Bond Euro Aggregate Index		(CIG: 0.01%)
Candriam SRI Bond Euro Corporate		(CANLUX: 0.03%)
Candriam SRI Bond Euro Short Term		(0.00%)
Candriam SRI Bond Global		(0.00%)
Candriam SRI Bond Global High Yield		(CANLUX: 0.02%)
Candriam SRI Defensive Asset Allocation		(0.00%)
Candriam SRI Equity Circular Economy		(CIG: 0.01)
Candriam SRI Equity Climate Action		(0.00%)
Candriam SRI Equity Emerging Markets		(CANLUX: 0.01%)
Candriam SRI Equity EMU		(CANLUX: 0.02%)
Candriam SRI Equity Europe		(CANLUX: 0.01%)
Candriam SRI Equity North America		(CANLUX: 0.01%)
Candriam SRI Equity Pacific		(0.01%)
Candriam SRI Equity World		(CANLUX: 0.01%)
Candriam SRI Money Market Euro		(0.00%)
Candriam Sustainable	(Luxembourg)	(NYLIAC: 0.12%, CIG: 0.02%)
Candriam Sustainable Bond Emerging Markets		(0.00%)
Candriam Sustainable Bond Euro		(0.00%)
Candriam Sustainable Bond Euro Aggregate Index		(0.00%)
Candriam Sustainable Bond Euro Corporate		(0.00%)
Candriam Sustainable Bond Euro Short Term		(0.00%)
Candriam Sustainable Bond Global		(0.00%)
Candriam Sustainable Bond Global High Yield		(0.00%)
Candriam Sustainable Bond Impact		(NYLIAC: 46.13%, CIG: 0.01%)
Candriam Sustainable Defensive Asset Allocation		(0.00%)
Candriam Sustainable Equity Children		(CIG: 100%)
Candriam Sustainable Equity Circular Economy		(CIG: 0.00%)
Candriam Sustainable Equity Climate Action		(0.00%)
Candriam Sustainable Equity Emerging Markets		(0.00%)
Candriam Sustainable Equity EMU		(0.00%)
Candriam Sustainable Equity Europe		(0.00%)
Candriam Sustainable Equity Europe Small & Mid Caps		(0.00%)
Candriam Sustainable Equity Future Mobility		(CIG: 0.12%)
Candriam Sustainable Equity North America		(0.00%)
Candriam Sustainable Equity Pacific		(CIG: 0.01%)
Candriam Sustainable Equity US		(0.00%)
Candriam Sustainable Equity World		(0.00%)
Candriam Sustainable Equity Money Market Euro		(0.00%)
Candriam Sustainable (B)	(Luxembourg)	(CANLUX: 0.01%, CIG: 0.00%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Candriam Sustainable Euro Bonds		(0.00%)
Candriam Sustainable Euro Corporate Bonds		(0.00%)
Candriam Sustainable Euro Short Term Bonds		(CIG: 0.01%)
Candriam Sustainable Europe		(0.00%)
Candriam Sustainable High		(0.00%)
Candriam Sustainable Low		(0.00%)
Candriam Sustainable Medium		(0.00%)
Candriam Sustainable North America		(CIG: 0.01%)
Candriam Sustainable Pacific		(0.00%)
Candriam Sustainable World		(0.00%)
Candriam Sustainable World Bonds		(CIG: 0.45%)
Candriam World Alternative	(Luxembourg)	(NYLIAC: 41.72%)
Candriam World Alternative Alphamax		(NYLIAC: 42.27%)
Cleome Index	(Luxembourg)	(0.00%)
Cleome Index EMU Equities		(0.00%)
Cleome Index Euro Corporate Bonds		(0.00%)
Cleome Index Euro Government Bonds		(0.00%)
Cleome Index Euro Long Term Bonds		(0.00%)
Cleome Index Euro Short Term Bonds		(0.00%)
Cleome Index Europe Equities		(0.00%)
Cleome Index Global Equities		(CIG: 0.09%)
Cleome Index USA Equities		(0.00%)
Cleome Index World Equities		(0.00%)
Paricor		(CIG: 0.06%)
Paricor Patrimonium		(CIG0.07%)
IndexIQ		(CIG: 26%)
IndexIQ Factors Sustainable Corporate Euro Bond		(CIG: 19%)
IndexIQ Factors Sustainable EMU Equity		(CIG: 3.49%)
IndexIQ Factors Sustainable Europe Equity		(CIG: 9.0%)
IndexIQ Factors Sustainable Japan Equity		(CIG: 14%)
IndexIQ Factors Sustainable Sovereign Euro Bond		(CIG: 48%)
Ausbil Investment Management Limited	(Australia)	(“AUSBIL”) (79.22%)
Ausbil Australia Pty. Ltd.	(Australia)
Ausbil Asset Management Pty. Ltd.	(Australia)
Ausbil Global Infrastructure Pty. Limited	(Australia)	(55%) (45% owned by 4 employees)
ISPT Holding	(Australia)	(0.037%)
Ausbil Investment Management Limited Employee Share Trust	(Australia)	(Ausbil: 100%)
Ausbil 130/30 Focus Fund	(Australia)[6]
Ausbil IT - Ausbil Active Sustainable Equity Fund	(Australia)	(NYLIAC 14.26) (Ausbil has sole authority over fund)
Ausbil Australian Active Equity Fund	(Australia)
Ausbil Australian Concentrated Equity Fund	(Australia)
Ausbil Australian Emerging Leaders Fund	(Australia)
Ausbil Australian Geared Equity Fund	(Australia)
Ausbil Australian SmallCap Fund	(Australia)
Ausbil Balanced Fund	(Australia)
Ausbil EGS Focus Fund	(Australia)
Ausbil Global Essential Infrastructure Fund	(Australia)	(NYLIAC: 19.56%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Ausbil IT - Ausbil Global SmallCap Fund	(Australia)	(NYLIAC: 32.51%)
Ausbil IT - MacKay Shields Multi-Sector Bond Fund	(Australia)	(NYLIAC: 98.94%)
Ausbit IT – Ausbil Long Short Focus Fund	(Australia)	(NYLIAC: 21.80%)
NYLIFE Distributors LLC	(Delaware)
Flatiron RR LLC	(Delaware)
Flatiron CLO 2013-1-Ltd.	(Cayman Islands)	(NYL: 0%) (NYLIC: 25% equity)
Flatiron CLO 2015-1 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors Approx. 59.155% Equity)
Flatiron CLO 17 Ltd.	(Cayman Islands)	(NYL: 0%) (NYLIC: 4.09% debt, NYL Investors 54% equity)
Flatiron CLO 18 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 100% Equity)
Flatiron CLO 18 Funding Ltd.	(Cayman Islands)	(NYL: 100%)
Flatiron CLO 19 Funding Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 20 Funding Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 62% Equity)
Flatiron CLO 21 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 62% Equity)
Flatiron RR CLO 22 LLC.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 23 Ltd. (Cayman Islands)	(Cayman Islands)	(NYL: 0%)
Flatiron RR CLO 24 Ltd. (Cayman Islands)	(Cayman Islands)	(NYL: 0%)
Flatiron RR LLC, Manager Series	(Delaware)
Flatiron RR LLC, Retention Series	(Delaware)
Stratford CDO 2001-1 Ltd.	(Cayman Islands)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
Fabric of Family LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
New York Life Trust Company	(New York)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
NYLUK I Company	(United Kingdom)
NYLUK II Company	(United Kingdom)
Gresham Mortgage	(United Kingdom)
W Construction Company	(United Kingdom)
WUT	(United Kingdom)
WIM (AIM)	(United Kingdom)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P.	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
CC Acquisitions, LP	(Delaware)
REEP-IND Cedar Farms TN LLC	(Delaware)
REEP-IND Continental NC LLC	(Delaware)
LRC-Patriot, LLC	(Delaware)	(93%)
REEP-LRC Industrial LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Building 17, LLC	(Delaware)
FP Building 20, LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
FP Lot 1.01 LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)	(93%)
NJIND Hook Road LLC	(Delaware)
NJIND Bay Avenue Urban Renewal LLC	(Delware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Enclave TX LLC	(Delaware)
Enclave CAF LLC	(Delaware)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
REEP-MF Mira Loma II TX LLC	(Delaware)
Mira Loma II, LLC	(Delaware)	(50%)
REEP-MF Summitt Ridge CO LLC	(Delaware)
Summitt Ridge Apartments, LLC	(Delaware)
REEP-MF Woodridge IL LLC	(Delaware)
REEP-OF Centerpointe VA LLC	(Delaware)
Centerpointe (Fairfax) Holdings LLC	(Delaware)	(50%)
REEP-OFC 575 Lex NY LLC	(Delaware)
REEP-OFC 575 Lex NY GP LLC	(Delaware)
Maple REEP-OFC 575 Lex Holdings LP	(Delaware)	(50%)
Maple REEP-OFC 575 Lex Owner LLC	(Delaware)	(50%)
REEP-RTL SASI GA LLC	(Delaware)
REEP-RTL Bradford PA LLC	(Delaware)
REEP-OFC Royal Centre GA LLC	(Delaware)
Royal Centre, LLC	(Delaware)	(90%)
REEP-RTL CTC NY LLC	(Delaware)
REEP-OFC 5005 LBJ Freeway TX LLC	(Delaware)	(97%)
5005 LBJ Tower LLC	(Delaware)	(97%)
REEP-OFC/RTL MARKET ROSS TX LLC	(Delaware)
MARKET ROSS TX JV LLC	(Delaware)	(98.7%)
MARKET ROSS TX GARAGE OWNER LLC	(Delaware)
MARKET ROSS TX OFFICE OWNER LLC	(Delaware)
MARKET ROSS TX RETAIL OWNER LLC	(Delaware)
REEP-MF SPENCER NV LLC	(Delaware)
REEP-HZ SPENCER JV LLC	(Delaware)	(92.7%)
REEP-HZ SPENCER LLC	(Delaware)
REEP-OFC/RTL MARKET ROSS TX LLC	(Delaware)
MARKET ROSS TX JV LLC	(Delaware)	(98.7%)
MARKET ROSS TX GARAGE OWNER LLC	(Delaware)
MARKET ROSS TX OFFICE OWNER LLC	(Delaware)
MARKET ROSS TX RETAIL OWNER LLC	(Delaware)
REEP-OFC Mallory TN LLC	(Delaware)
3665 Mallory JV LLC	(Delaware)	(90.9%)
REEP-OFC WATER RIDGE NC LLC	(Delaware)
REEP-OFC Viridian AZ LLC	(Delaware)
REEP-Hines Viridian JV LLC	(Delaware)	(73.0309%)
REEP-MF H16 LLC	(Delaware)
REEP-MF H16 CA LLC	(Delaware)
REEP-OFC 2300 Empire LLC	(Delaware)
REEP-MF Wynnewood PA LLC	(Delaware)
Wynnewood JV LLC	(Delaware)	(100%)
REEP-MU Fayetteville NC LLC	(Delaware)	(100%)
501 Fayetteville JV LLC	(Delaware)	(85%)
501 Fayetteville Owner LLC	(Delaware)	(100%)
REEP-MU SOUTH GRAHAM NC LLC	(Delaware)
401 SOUTH GRAHAM JV LLC	(Delaware)	(90%)
401 SOUTH GRAHAM OWNER LLC	(Delaware)
REEP-IND COMMERCE CITY CO LLC	(Delaware)
REEP-BRENNAN COMMERCE CITY JV LLC	(Delaware)
REEP-MF ART TOWER OR LLC	(Delaware)
REEP-WP ART TOWER JV LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
REEP-OFC Mass Ave MA LLC	(Delaware)
REEP-MF FARMINGTON IL LLC	(Delaware)
REEP-MARQUETTE FARMINGTON JV LLC	(Delaware)	(90%)
REEP-MARQUETTE FARMINGTON OWNER LLC	(Delaware)
2015 DIL PORTFOLIO HOLDINGS LLC	(Delaware)	(NYLIC: 100%)
PA 180 KOST RD LLC	(Delaware)
2017 CT REO HOLDINGS LLC	(Delaware)	(NYLIC: 62.307692%; NYLIAC: 37.692308%)
Cortlandt Town Center LLC	(Delaware)
REEP-HZ SPENCER LLC	(Delaware)
REEP-IND 10 WEST AZ LLC	(Delaware)
REEP-IND 4700 Nall TX LLC	(Delaware)
REEP-IND Aegean MA LLC	(Delaware)
REEP-IND Alpha TX LLC	(Delaware)
REEP-IND MCP VIII NC LLC	(Delaware)
REEP-IND CHINO CA LLC	(Delaware)
REEP-IND FRANKLIN MA HOLDER LLC	(Delaware)
REEP-IND FREEDOM MA LLC	(Delaware)
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Green Oaks IL LLC	(Delaware)
REEP-IND Kent LLC	(Delaware)
REEP-IND LYMAN MA LLC	(Delaware)
REEP- IND MCP II NC LLC	(Delaware)
REEP- IND MCP III NC LLC	(Delaware)
REEP- IND MCP IV NC LLC	(Delaware)
REEP- IND MCP V NC LLC	(Delaware)
REEP- IND MCP VII NC LLC	(Delaware)
REEP-INC MCP III OWNER NC LLC	(Delaware)
REEP-IND RTG NC LLC	(Delaware)
REEP-IND Simonton TX LLC	(Delaware)
REEP-IND Valley View TX LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF 960 East Paces Ferry GA LLC	(Delaware)
REEP-MF 960 EPF Opco GA LLC	(Delaware)
REEP-MF Emblem DE LLC	(Delaware)
REEP-MF Gateway TAF UT LLC	(Delaware)	(NYLIC: 99%, NYLIAC: 1%)
REEP-WP Gateway TAB JV LLC	(Delaware)	(LLC: 99%, NYLIAC: 1%)
REEP-MF Issaquah WA LLC	(Delaware)
REEP-MF Mount Vernon GA LLC	(Delaware)
REEP-MF Mount Laurel NJ LLC	(Delaware)
REEP-MF NORTH PARK CA LLC	(Delaware)
REEP-MF AVERY TX LLC	(Delaware)
REEP-AVERY OWNER LLC	(Delaware)
REEP-MF Verde NC LLC	(Delaware)
REEP-MF Wallingford WA LLC	(Delaware)
REEP-OFC Bellevue WA LLC	(Delaware)
REEP-OFC Financial Center FL LLC	(Delaware)
REEP-OFC WATER RIDGE NC HOLDCO LLC	(Delaware)
REEP-OFC ONE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TWO WATER RIDGE NC LLC	(Delaware)
REEP-OFC FOUR WATER RIDGE NC LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
REEP-OFC FIVE WATER RIDGE NC LLC	(Delaware)
REEP-OFC SIX WATER RIDGE NC LLC	(Delaware)
REEP-OFC SEVEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC EIGHT WATER RIDGE NC LLC	(Delaware)
REEP-OFC NINE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC ELEVEN WATER RIDGE NC LLC	(Delaware)
REEP-MF FOUNTAIN PLACE MN LLC	(Delaware)
REEP-MF FOUNTAIN PLACE LLC	(Delaware)
REEP-MF Park-Line FL LLC	(Delaware)
REEP-OFC 2300 Empire CA LLC	(Delaware)
REEP-IND 10 WEST II AZ LLC	(Delaware)
REEP-RTL Flemington NJ LLC	(Delaware)
REEP-RTL Mill Creek NJ LLC	(Delaware)
REEP-RTL NPM GA LLC	(Delaware)
REEP TAB ONE LLC	(Delaware)
REEP-RTL DTC VA LLC	(Delaware)
REEP-RTL DTC-S VA LLC	(Delaware)	(NYLIC: 37%, NYLIAC: 63%)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
FP Building 18, LLC	(Delaware)
FP Building 19, LLC	(Delaware)
Enclave CAF, LLC	(Delaware)
Summitt Ridge Apartments, LLC (Delaware)	(Delaware)
PTC Acquisitions, LLC	(Delaware)
Martingale Road LLC	(Delaware)
New York Life Funding	(Cayman Islands)[7]
New York Life Global Funding	(Delaware)[7]
Government Energy Savings Trust 2003-A (GEST)	(New York)[8]
UFI-NOR Federal Receivables Trust, Series 2009B	(New York)[8]
NYLARC Holding Company Inc.	(Arizona)[7]
New York Life Agents Reinsurance Company	(Arizona)[7]
JREP Fund Holdings I, L.P.	(Cayman Is.)	(12.5%)
Jaguar Real Estate Partners L.P.	(Cayman Is.)	(30.3%)
NYLIFE Office Holdings Member LLC	(Delaware)	(51%)
NYLIFE Office Holdings LLC	(Delaware)	(51%)
NYLIFE Office Holdings REIT LLC	(Delaware)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP-OFC CORPORATE POINTE CA LLC	(Delaware)
REEP-OFC VON KARMAN CA LLC	(Delaware)
REEP-OFC ONE BOWDOIN SQUARE MA LLC	(Delaware)
REEP-OFC 525 N Tryon NC LLC	(Delaware)
525 Charlotte Office LLC	(Delaware)	(100%)
NYLIFE Office Holdings Acquisitions REIT LLC	(Delaware)
REEP OFC Westory DC LLC	(Delaware)
Skyhigh SPV Note Issuer 2020 Parent Trust[8]

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Skyhigh SPV Note Issuer 2020 LLC[8]

(+)By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.
(*)
Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.
(†)
New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.
1
NYL Cayman Holdings Ltd. owns 15.62%.
2
NYL Worldwide Capital Investment LLC owns 0.002%.
3
NYLIC owns 15.28%, NYLIAC owns 0.00%, and MacKay owns 0.17% for a total ownership of 15.45%.
4
NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
5
NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
6
Registered Managed Investment Scheme of which Ausbil Investment Management Limited is the sole Responsible Party.
7
Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
8
Control is through financial interest, not ownership of voting interests.

ITEM 33. INDEMNIFICATION
Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.
Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC for the full text of the indemnification provisions.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 34. PRINCIPAL UNDERWRITERS
(a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:
NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I
NYLIAC MFA Separate Account-I
NYLIAC MFA Separate Account-II
NYLIAC Variable Annuity Separate Account-I
NYLIAC Variable Annuity Separate Account-II
NYLIAC Variable Annuity Separate Account-III
NYLIAC Variable Annuity Separate Account-IV
NYLIAC VLI Separate Account
The Mainstay Funds
MainStay Funds Trust
MainStay VP Funds Trust
(b) Management. The principal business address of each director and officer of NYLIFE Distributors LLC is 30 Hudson Street, Jersey City, NJ 07302.
Names of Directors and Officers	Positions and Offices with Underwriter
McLean, John	Chairman and Chief Executive Officer
Gardner, Robert M.	Manager
Harte, Francis Michael	Manager and Senior Vice President
Lehneis, Kirk C.	Manager and Senior Managing Director
Cruz, David	Senior Vice President, Institutional Life
Howard, Linda M.	Corporate Vice President, Chief Compliance Officer, Office of Foreign Assets Control Officer and Anti-Money Laundering Officer
Huang, Dylan W.	Senior Vice President, Retail Annuities
Hung, Yie-Hsin	Senior Vice President, New York Life Investment Management
Virendra, Sonali	Senior Vice President, US Life and Agency
Akkerman, John W.	Senior Managing Director, MacKay Shields Institutional Sales
Barrack, Robert M.	Managing Director, GoldPoint Partners Institutional Sales
Sell, David S.	Managing Director, NYL Investors
Stringer, Christopher R.	Managing Director, Private Advisors Institutional Sales
Bain, Karen A.	Vice President, Tax
Behrens, Dawn	Vice President, Institutional Life
Gamble, Michael	Vice President, Institutional Life
Gomez, Mark A.	Vice President and General Counsel
Lynn, Eric J.	Vice President, Retail Life
Rhodehouse, Kevin G.	Vice President
Rubin, Janis C.	Vice President, Institutional Life
Wickwire, Brian D.	Vice President, Controller and Chief Operating Officer
Zimmerman, Jonathan H.	Managing Director, IndexIQ Institutional Sales
Meade, Colleen A.	Associate General Counsel and Secretary
Essig, Daniel	Corporate Vice President, US Life and Agency Product Consulting
Herrera, Rafaela M.	Corporate Vice President, Compliance and Sales Material Review
Long, Scott	Corporate Vice President, Insurance Solutions
Sharrier, Elizabeth A.	Corporate Vice President and Assistant Secretary
Hansen, Marta	Director, Chief Financial Officer, Principal Operations Officer and Treasurer
(c) Compensation from the Registrant.

Name of Principal Underwriter	New Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
NYLIFE Distributors LLC	-0-	-0-	-0-	-0-
ITEM 35. LOCATION OF ACCOUNTS AND RECORDS
All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by New York Life Insurance Company at its home office, 51 Madison Avenue, New York, NY 10010; New York Life Investment Management LLC, State Street Bank, 801 Pennsylvania Avenue, Kansas City, MO 64105; and New York Life – Records Division, 110 Cokesbury Road, Lebanon, NJ 08833.
ITEM 36. MANAGEMENT SERVICES.
Not applicable.
ITEM 37. FEE REPRESENTATION.
New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the New York Life Variable Universal Life Accumulator II Policy in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SIGNATURES
Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on April 8, 2022.
NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT – I (Registrant)
By:	/s/ Charles A. Whites, Jr. Name: Charles A. Whites, Jr. Title: Vice President and Associate General Counsel
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)
By:	/s/ Charles A. Whites, Jr. Name: Charles A. Whites, Jr. Title: Vice President and Associate General Counsel
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
Craig L. DeSanto*	Chairman of the Board, President & Director
Elizabeth K. Brill*	Director
Alexander I. M. Cook*	Director
Eric Feldstein*	Director & Chief Financial Officer
Robert M. Gardner*	Director (Principal Accounting Officer)
Francis M. Harte*	Director
Thomas A. Hendry*	Director
Jodi L. Kravitz*	Director
Mark J. Madgett*	Director
Anthony R. Malloy*	Director
Theodore A. Mathas*	Director & Chief Executive Officer (Principal Executive Officer)
Amy Miller*	Director
Matthew D. Wion*	Director

By:	/s/ Charles A. Whites, Jr. Charles A. Whites Jr. Attorney-in-Fact
April 8, 2022

*Pursuant to Powers of Attorney filed on 3/22/22.

EXHIBIT INDEX
EXHIBIT NUMBER	DESCRIPTION
(h)(19)	Participation Agreement, dated October 1, 2021, among New York Life Insurance and Annuity Corporation, the Virtus Variable Insurance Funds, and VP Distributors, LLC.
(i)(23)
Marketing and Administrative Services Agreement dated October 1, 2021, among New York Life
Insurance and Annuity Corporation and VP Distributors, LLC (With certain marked omissions that are not material and would competitive harm if disclosed).

(k)(1)	Opinion and Consent of Michael McDonnell, Esq.
(n)(1)	Consent of PricewaterhouseCoopers LLP.